                               TABLE OF CONTENTS

Letter to Policyholders..........................  1
Economic Snapshot................................  2
Comstock Portfolio Performance Results...........  3
  Performance in Perspective.....................  4
  Portfolio Management Review....................  5
  Portfolio of Investments.......................  7
  Statement of Assets and Liabilities............  9
  Statement of Operations........................ 10
  Statement of Changes in Net Assets............. 11
  Financial Highlights........................... 12
Emerging Growth Portfolio Performance Results.... 13
  Performance in Perspective..................... 14
  Portfolio Management Review.................... 15
  Portfolio of Investments....................... 17
  Statement of Assets and Liabilities............ 19
  Statement of Operations........................ 20
  Statement of Changes in Net Assets............. 21
  Financial Highlights........................... 22
Enterprise Portfolio Performance Results......... 23
  Performance in Perspective..................... 24
  Portfolio Management Review.................... 25
  Portfolio of Investments....................... 27
  Statement of Assets and Liabilities............ 29
  Statement of Operations........................ 30
  Statement of Changes in Net Assets............. 31
  Financial Highlights........................... 32
Growth and Income Portfolio Performance
  Results........................................ 33
  Performance in Perspective..................... 34
  Portfolio Management Review.................... 35
  Portfolio of Investments....................... 37
  Statement of Assets and Liabilities............ 39
  Statement of Operations........................ 40
  Statement of Changes in Net Assets............. 41
  Financial Highlights........................... 42
Morgan Stanley Real Estate Portfolio Performance
  Results........................................ 43
  Performance in Perspective..................... 44
  Portfolio Management Review.................... 45
  Portfolio of Investments....................... 47
  Statement of Assets and Liabilities............ 48
  Statement of Operations........................ 49
  Statement of Changes in Net Assets............. 50
  Financial Highlights........................... 51
Strategic Stock Portfolio Performance Results.... 52
  Performance in Perspective..................... 53
  Portfolio Management Review.................... 54
  Portfolio of Investments....................... 56
  Statement of Assets and Liabilities............ 57
  Statement of Operations........................ 58
  Statement of Changes in Net Assets............. 59
  Financial Highlights........................... 60
Notes to Financial Statements.................... 61
Report of Independent Accountants................ 68

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                            LETTER TO POLICYHOLDERS

January 20, 2000

Dear Policyholder,

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


/s/ Richard F. Powers, III                      /s/ Dennis J. McDonnell
Richard F. Powers, III                          Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                               COMSTOCK PORTFOLIO

 TOTAL RETURNS
Life-of-Portfolio cumulative total return based on NAV(1)...    (5.53%)
Commencement date...........................................  04/30/99

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                               COMSTOCK PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index, and the Standard & Poor's 500 Barra Value Index* over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Comstock Portfolio vs. the Standard & Poor's 500 Index and the Standard & Poor's 500 Barra Value Index* (April 30, 1999, through December 31, 1999)
------------------------------
Inception Avg. Annual = -5.53%
------------------------------
[INVESTMENT PERFORMANCE GRAPH]

                                             VAN KAMPEN LIT-COMSTOCK                                  STANDARD & POOR'S 500 BARRA
                                                    PORTFOLIO           STANDARD & POOR'S 500 INDEX          VALUE INDEX*
                                             -----------------------    ---------------------------   ---------------------------
Apr1999                                               10000                        10000                         10000
May1999                                               10060                         9750                          9823
Jun1999                                               10070                        10312                         10200
Jul1999                                                9650                         9982                          9886
Aug1999                                                9380                         9919                          9636
Sep1999                                                9080                         9670                          9259
Oct1999                                                9490                        10274                          9781
Nov1999                                                9350                        10470                          9724
Dec1999                                                9447                        11106                         10089

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth and Income Fund Index will not appear in this or future reports. In its place, we have included the Standard & Poor's Barra Value Index, a second index that we believe represents an additional point of comparison for the Portfolio. The Standard & Poor's Barra Value Index contains companies with lower price-to-book ratios.

                          PORTFOLIO MANAGEMENT REVIEW

                               COMSTOCK PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Comstock Portfolio. The representatives include B. Robert Baker, Jr., senior portfolio manager, Kevin Holt and Jason Leder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments. The following discussion reflects their views on the Portfolio's performance since its inception on April 30, 1999, through December 31, 1999.

 Q    WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

 A In early May the Dow Jones Industrial Average--the country's most widely known stock market index--first crossed the 11,000 milestone. Major fluctuations followed, however, as the index nearly fell back to 10,000 in a difficult third quarter before setting a new record high in December.

    For value-oriented funds such as the Comstock Portfolio, most of the period--with the exception of its first few weeks--was challenging because investors continued to prefer growth stocks to value. This preference is reflected in the differences between the S&P Barra Growth and the S&P Barra Value indices during the reporting period: 19.97 percent versus 0.90 percent, during the period from April 30 to December 31, 1999.

 Q    GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE
      PORTFOLIO?

 A We consistently seek to invest in undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that we believe are temporarily out of favor in the marketplace, meaning their stock prices are lower than we believe they should be. Then, we apply basic fundamental analysis to determine whether, in our opinion, the company is sound and has the potential to reach its fair value. When we find a company that we think is undervalued and fundamentally sound, we consider adding it to the portfolio.

    Because of overall market conditions, we generally found it challenging to identify undervalued stocks with an improving outlook. Value stocks--and the Portfolio--underperformed during most of the period, and many of the securities we bought at the Portfolio's inception at low valuations were still undervalued later in the year.

 Q WHAT AREAS OF THE MARKET WAS THE PORTFOLIO MOST INVESTED IN, AND HOW DID THOSE AREAS AFFECT PERFORMANCE DURING THE REPORTING PERIOD?

 A The Portfolio continued to have significant weightings in the financial service and electric utility sectors. Financial and utility stocks have tended to perform poorly when interest rates are rising, and this period was no exception. The Portfolio's large holdings in these areas contributed to weak Portfolio performance during the reporting period. This weakness, however, was partially balanced by the Portfolio's modest weighting in technology, the market's strongest area during the period.

    Electric utility stocks were especially hard hit in 1999. Nevertheless, we believe that the valuations for these companies are now attractive enough that legitimate concerns about the industry have already been amply factored into the stock prices. We're maintaining our position in utilities, in the belief that better days may lie ahead.

 Q    WHICH STOCKS HELPED THE PORTFOLIO'S PERFORMANCE?

 A The largest contributor to the Portfolio's return was Check Point Software, which develops secure computer networking environments for businesses. This stock appreciated swiftly and steadily throughout the reporting period. We have been gradually trimming our position because we think the stock has become fairly valued. Other stocks that helped the Portfolio's performance were Cognex (provider of machine-aided vision), BMC Software (business software developer), and Comverse Technologies (maker of telecommunications systems). Cognex remained in the Portfolio as of the end of the reporting period, while we sold our holdings in BMC and Comverse.

    The Portfolio's investments in oil-drilling companies such as ENSCO and Rowan were successful ones during the period. So were those in U.S. Steel and Corus Group, steel companies that outperformed during the market's brief second-quarter preference shift from growth to value.

    Remember that not all stocks in the Portfolio performed favorably, and there is no guarantee that any of these stocks will perform well in the future.

 Q    WHICH STOCKS HURT THE PORTFOLIO?

 A The Portfolio was most hurt by its investment in two stocks that performed extremely poorly during the reporting period: Waste Management and Philip Morris. Waste Management's stock dropped precipitously during the reporting period as questions surfaced about the company's management and accounting practices. In response to these factors, we sold most of our stake in the business.

    Philip Morris, meanwhile, continued to face escalating legal difficulties associated with numerous tobacco-industry lawsuits. Despite its legal troubles and poor recent performance, however, we believe the company's high dividend-yield and inexpensive valuation make this an attractive investment.

    As mentioned earlier, the Portfolio's significant weighting in utilities and financial companies also hurt performance. Some of the poorly performing financial companies during the reporting period included Washington Mutual, AMBAC, and BankAmerica, while weak-performing utilities included Texas Utilities, New Century Energies, DTE Energy, and Reliant Energy.

 Q    HOW DID THE PORTFOLIO PERFORM OVERALL DURING 1999?

 A Because of several underperforming securities and a significant weighting in utilities and financial companies, the Portfolio had a difficult period, returning -5.53 percent from its inception on April 30, 1999, to
December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 11.06 percent, and the Standard & Poor's Barra Value Index returned 0.90 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the S&P Barra Value Index is a broad-based unmanaged index that reflects the general performance of value stocks. Generally, the companies in the value index exhibit characteristics such as lower price-to-earnings ratios, higher dividend yields, and lower historical and predicted earnings growth.

    Keep in mind that these indices are statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Please refer to the footnotes and chart on page 3 for additional Portfolio performance results. Past performance doesn't guarantee future results.

 Q    WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO IN THE NEXT SIX MONTHS?

 A Stock valuations are at unprecedented levels. As the valuations of growth stocks continue to increase relative to those of value stocks, we are hopeful that an eventual return to historical norms may occur and that value may begin to outperform growth. When this might happen in this growth-driven market is anyone's guess. In the meantime, we will continue to focus on our "bottom up" stock-selection process, seeking to identify undervalued stocks that meet our investment criteria.

 COMSTOCK PORTFOLIO                                     PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
COMMON STOCKS
CONSUMER DISTRIBUTION  4.7%
Albertson's, Inc. ................     705    $   22,736
Federated Department Stores,
  Inc. (a)........................     335        16,939
Ford Motor Co. ...................     100         5,344
Kroger Co. (a)....................     950        17,931
May Department Stores Co. ........     225         7,256
Saks, Inc. (a)....................     330         5,136
                                              ----------
                                                  75,342
                                              ----------
CONSUMER NON-DURABLES  8.0%
ConAgra, Inc. ....................     400         9,025
Dial Corp. .......................     300         7,294
Nabisco Holdings Corp., Class A...     200         6,325
Payless Shoesource, Inc. (a)......     210         9,870
Philip Morris Cos., Inc. .........   1,600        37,100
Ralston-Ralston Purina Group......     400        11,150
Sara Lee Corp. ...................   1,140        25,151
Weyerhaeuser Co. .................     300        21,544
                                              ----------
                                                 127,459
                                              ----------
CONSUMER SERVICES  0.9%
Computer Associates International,
  Inc. ...........................     200        13,988
                                              ----------
ENERGY  9.0%
BP Amoco PLC--ADR
  (United Kingdom)................     180        10,676
Chevron Corp. ....................     190        16,459
Conoco, Inc., Class A.............     300         7,425
Conoco, Inc., Class B.............   1,220        30,347
Diamond Offshore Drilling,
  Inc. ...........................     140         4,279
ENSCO International, Inc. ........     280         6,405
Halliburton Co. ..................     450        18,113
Rowan Cos., Inc. (a)..............     270         5,856
ScottishPower PLC--ADR
  (United Kingdom)................     465        13,009
Texaco, Inc. .....................     170         9,233
Ultramar Diamond Shamrock
  Corp. ..........................     210         4,764
Unocal Corp. .....................     290         9,733
USX--Marathon Group...............     260         6,419
                                              ----------
                                                 142,718
                                              ----------
FINANCE  17.8%
Allstate Corp. ...................   1,000        24,000
AMBAC Financial Group, Inc. ......     510        26,616
Aon Corp. ........................     380        15,200
Bank One Corp. ...................     280         8,977
Bank of America Corp. ............     370        18,569
Bear Stearns Cos., Inc. ..........     270        11,542
Chase Manhattan Corp. ............     170        13,207
Chubb Corp. ......................     300        16,894
Everest Reinsurance Holdings,
  Inc. ...........................     160         3,570
Federal Home Loan Mortgage
  Corp. ..........................     100         4,706
FleetBoston Financial Corp. ......     418        14,552

           Description              Shares   Market Value
---------------------------------------------------------
FINANCE (CONTINUED)
LandAmerica Financial Group,
  Inc. ...........................     120    $    2,205
Liberty Financial Cos., Inc. .....      70         1,606
Providian Financial Corp. ........     490        44,621
Torchmark, Inc. ..................     310         9,009
Travelers Property Casualty Corp.,
  Class A.........................     100         3,425
U.S. Bancorp......................   1,050        25,003
Washington Mutual, Inc. ..........     980        25,480
Wells Fargo Co. ..................     380        15,366
                                              ----------
                                                 284,548
                                              ----------
HEALTHCARE  8.5%
American Home Products Corp. .....     605        23,860
Baxter International, Inc. .......     135         8,480
Columbia/HCA Healthcare Corp. ....     660        19,346
Tenet Healthcare Corp. (a)........   2,540        59,690
United HealthCare Corp. ..........     460        24,437
                                              ----------
                                                 135,813
                                              ----------
PRODUCER MANUFACTURING  2.6%
Aventis SA--ADR (France)..........     440        25,025
Waste Management, Inc. ...........     920        15,812
                                              ----------
                                                  40,837
                                              ----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  9.9%
Barrick Gold Corp. ...............     280         4,953
Bethlehem Steel Corp. (a).........   2,050        17,169
Boise Cascade Corp. ..............     390        15,795
Caterpillar, Inc. ................     200         9,412
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)...............     755        15,949
Homestake Mining Co. .............     560         4,375
Imperial Chemical Industries
  PLC--ADR (United Kingdom).......     200         8,512
International Paper Co. ..........     479        27,034
Kimberly-Clark Corp. .............     410        26,752
Louisiana-Pacific Corp. ..........     280         3,990
Placer Dome, Inc. ................     470         5,053
USX-U.S. Steel Group..............     590        19,470
                                              ----------
                                                 158,464
                                              ----------
TECHNOLOGY  4.3%
American Power Conversion
  Corp. (a).......................     420        11,077
Check Point Software Technologies
  Ltd. (a)........................      40         7,950
Cognex Corp. (a)..................     400        15,600
Gartner Group, Inc., Class
  A (a)...........................     100         1,525
Hewlett-Packard Co. ..............     100        11,394
SunGard Data Systems, Inc. (a)....     860        20,425
                                              ----------
                                                  67,971
                                              ----------
TRANSPORTATION  0.3%
Canadian National Railway Co. ....     200         5,263
                                              ----------

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                         PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
UTILITIES  17.8%
Bell Atlantic Corp. ..............     380    $   23,394
Carolina Power & Light Co. .......     180         5,479
Central & South West Corp. .......     420         8,400
Constellation Energy Group........     270         7,830
DTE Energy Co. ...................     390        12,236
Duke Energy Corp. ................     300        15,037
Edison International..............     460        12,046
Entergy Corp. ....................     180         4,635
FirstEnergy Corp. ................     240         5,445
GPU, Inc. ........................     260         7,784
IDACORP, Inc. ....................     320         8,580
Illinova Corp. ...................     400        13,900
New Century Energies, Inc. .......     470        14,276
Northern States Power Co. ........     180         3,510
NSTAR.............................     266        10,773
OGE Energy Corp. .................     520         9,880
PG&E Corp. .......................     310         6,355
Pinnacle West Capital Corp. ......     150         4,584
Public Service Co. of New
  Mexico..........................     320         5,200
Public Service Enterprise Group...     300        10,444
Reliant Energy, Inc. .............   1,240        28,365
Texas Utilities Co. ..............   1,390        49,432
Unicom Corp. .....................     500        16,750
                                              ----------
                                                 284,335
                                              ----------

              Description                Market Value
-----------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  83.8%
    (Cost $1,413,776)..................   $1,336,738
                                          ----------
SHORT-TERM INVESTMENTS  14.6%
REPURCHASE AGREEMENT  8.4%
State Street Bank & Trust Co.,
  ($134,000 par collateralized by U.S.
  Government obligations in a pooled
  cash account, dated 12/31/99, to be
  sold on 01/03/00 at $134,034)........      134,000
U.S. GOVERNMENT AGENCY OBLIGATION  6.2%
United States Treasury Bill ($100,000
  par, yielding 5.12%, 02/24/00
  maturity) (b)........................       99,232
                                          ----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $233,232)....................      233,232
                                          ----------
TOTAL INVESTMENTS  98.4%
    (Cost $1,647,008)..................    1,569,970
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.6%....................       24,669
                                          ----------
NET ASSETS  100.0%.....................   $1,594,639
                                          ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                          STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,647,008).........................  $1,569,970
Cash........................................................      13,711
Receivables:
  Expense Reimbursement by Adviser..........................      67,971
  Investments Sold..........................................       7,340
  Dividends.................................................       2,914
  Portfolio Shares Sold.....................................          45
Other.......................................................          36
                                                              ----------
      Total Assets..........................................   1,661,987
                                                              ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................      16,654
  Investments Purchased.....................................      13,728
Accrued Expenses............................................      30,605
Trustees' Deferred Compensation and Retirement Plans........       6,361
                                                              ----------
      Total Liabilities.....................................      67,348
                                                              ----------
NET ASSETS..................................................  $1,594,639
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,668,635
Accumulated Net Realized Gain...............................       8,752
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (5,710)
Net Unrealized Depreciation.................................     (77,038)
                                                              ----------
NET ASSETS..................................................  $1,594,639
                                                              ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $1,594,639 and 171,239 shares of
  beneficial interest issued and outstanding)...............  $     9.31
                                                              ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                      STATEMENT OF OPERATIONS

    For the Period April 30, 1999 (Commencement of Investment Operations) to
                               December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $ 16,116
Interest....................................................     6,584
                                                              --------
    Total Income............................................    22,700
                                                              --------
EXPENSES:
Accounting..................................................    22,140
Custody.....................................................    12,322
Reports to Shareholders.....................................    12,300
Audit.......................................................     9,840
Trustees' Fees and Related Expenses.........................     9,595
Shareholder Services........................................     8,776
Investment Advisory Fee.....................................     4,642
Legal.......................................................       369
                                                              --------
    Total Expenses..........................................    79,984
    Expense Reduction ($4,642 Investment Advisory Fee and
     $67,971 Other).........................................    72,613
    Less Credits Earned on Cash Balances....................        22
                                                              --------
    Net Expenses............................................     7,349
                                                              --------
NET INVESTMENT INCOME.......................................  $ 15,351
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  8,752
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       -0-
  End of the Period.........................................   (77,038)
                                                              --------
Net Unrealized Depreciation During the Period...............   (77,038)
                                                              --------
NET REALIZED AND UNREALIZED LOSS............................  $(68,286)
                                                              ========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(52,935)
                                                              ========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                           STATEMENT OF CHANGES IN NET ASSETS

    For the Period April 30, 1999 (Commencement of Investment Operations) to
                               December 31, 1999
--------------------------------------------------------------------------------

                                                               Period Ended
                                                             December 31, 1999
------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   15,351
Net Realized Gain...........................................         8,752
Net Unrealized Depreciation During the Period...............       (77,038)
                                                                ----------
Change in Net Assets from Operations........................       (52,935)
                                                                ----------
Distributions from Net Investment Income....................       (15,351)
Distributions in Excess of Net Investment Income............        (5,710)
                                                                ----------
Total Distributions from and in Excess of Net Investment
  Income....................................................       (21,061)
                                                                ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (73,996)
                                                                ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       662,801
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................         7,651
Cost of Shares Repurchased..................................        (1,817)
                                                                ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       668,635
                                                                ----------
TOTAL INCREASE IN NET ASSETS................................       594,639
NET ASSETS:
Beginning of the Period.....................................     1,000,000
                                                                ----------
End of Period (Including accumulated distributions in excess
  of net investment income of $5,710).......................    $1,594,639
                                                                ==========

                                               See Notes to Financial Statements

 COMSTOCK PORTFOLIO                                         FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                                April 30, 1999
                                                                (Commencement
                                                                of Investment
                                                                 Operations)
                                                             to December 31, 1999
---------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................        $10.000
                                                                    -------
  Net Investment Income.....................................           .101
  Net Realized and Unrealized Gain..........................          (.655)
                                                                    -------
Total from Investment Operations............................          (.554)
Less Distributions from and in Excess of Net Investment
  Income....................................................           .134
                                                                    -------
Net Asset Value, End of the Period..........................        $ 9.312
                                                                    =======
Total Return*...............................................         (5.53%)**
Net Assets at End of the Period (In millions)...............        $   1.6
Ratio of Expenses to Average Net Assets*....................           .95%
Ratio of Net Investment Income to Average Net Assets*.......          1.99%
Portfolio Turnover..........................................            42%**
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets.....................         10.36%
Ratio of Net Investment Income to Average Net Assets........         (7.42%)

** Non-Annualized

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           EMERGING GROWTH PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................   104.38%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    40.58%
Commencement date...........................................  07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; emerging growth companies investment risk--the stocks of emerging growth companies can be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           EMERGING GROWTH PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Russell 2000 Index and the Standard & Poor's MidCap 400 Index* over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Emerging Growth Portfolio vs. the Russell 2000 Index and the Standard & Poor's MidCap 400 Index* (July 3, 1995, through December 31, 1999)
-----------------------------------
Portfolio's Total Return
1 Year Total Return = 104.38%
Inception Avg. Annual = 40.58%
-----------------------------------
[GRAPH]

                                                 VAN KAMPEN LIT-EMERGING                                STANDARD & POOR'S MIDCAP
                                                    GROWTH PORTFOLIO           RUSSELL 2000 INDEX              400 INDEX*
                                                 -----------------------       ------------------       ------------------------
Jul 1995                                                10000.00                    10000.00                    10000.00
                                                        10860.00                    10576.00                    10509.00
                                                        11000.00                    10795.00                    10684.00
                                                        11270.00                    10988.00                    10974.00
                                                        11110.00                    10496.00                    10679.00
                                                        11460.00                    10937.00                    11126.00
Dec 1995                                                11710.00                    11226.00                    11130.00
                                                        11550.00                    11214.00                    11279.00
                                                        12140.00                    11563.00                    11642.00
                                                        12540.00                    11799.00                    11814.00
                                                        13500.00                    12429.00                    12161.00
                                                        14040.00                    12919.00                    12306.00
Jun 1996                                                13690.00                    12389.00                    12154.00
                                                        12350.00                    11307.00                    11319.00
                                                        13000.00                    11963.00                    11954.00
                                                        14180.00                    12431.00                    12505.00
                                                        13700.00                    12239.00                    12526.00
                                                        13950.00                    12743.00                    13212.00
Dec 1996                                                13660.00                    13077.00                    13261.00
                                                        14480.00                    13339.00                    13744.00
                                                        13250.00                    13015.00                    13613.00
                                                        12550.00                    12401.00                    13067.00
                                                        13040.00                    12436.00                    13391.00
                                                        14250.00                    13819.00                    14542.00
Jun 1997                                                14850.00                    14411.00                    14984.00
                                                        16360.00                    15082.00                    16449.00
                                                        16160.00                    15427.00                    16412.00
                                                        17450.00                    16556.00                    17390.00
                                                        16330.00                    15829.00                    16616.00
                                                        16110.00                    15727.00                    16844.00
Dec 1997                                                16450.00                    16002.00                    17534.00
                                                        16260.00                    15749.00                    17183.00
                                                        18020.00                    16914.00                    18587.00
                                                        19037.00                    17611.00                    19461.00
                                                        19287.00                    17709.00                    19798.00
                                                        18477.00                    16755.00                    18889.00
Jun 1998                                                20097.00                    16790.00                    19045.00
                                                        19537.00                    15431.00                    18287.00
                                                        15946.00                    12435.00                    14868.00
                                                        17676.00                    13408.00                    16293.00
                                                        17967.00                    13955.00                    17727.00
                                                        19437.00                    14686.00                    18592.00
Dec 1998                                                22628.00                    15595.00                    20877.00
                                                        24749.00                    15802.00                    20046.00
                                                        23118.00                    14522.00                    18971.00
                                                        25639.00                    14749.00                    19545.00
                                                        26110.00                    16070.00                    21067.00
                                                        25139.00                    16305.00                    21135.00
Jun 1999                                                27600.00                    17042.00                    22309.00
                                                        27360.00                    16575.00                    21814.00
                                                        28440.00                    15961.00                    21044.00
                                                        28800.00                    15965.00                    20439.00
                                                        32102.00                    16029.00                    21461.00
                                                        37003.00                    16987.00                    22561.00
Dec 1999                                                46247.00                    18909.00                    23946.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

* The Russell 2000 Index reflects the general performance of small-cap stocks and was initially selected as a benchmark for the Portfolio's performance. Based upon the Portfolio's asset composition, we believe the Standard & Poor's MidCap 400 Index provides a more accurate broad-based benchmark for the Fund. Therefore, the Russell 2000 Index will not be shown in future reports.

                          PORTFOLIO MANAGEMENT REVIEW

                           EMERGING GROWTH PORTFOLIO

The following is an interview with the representatives of the adviser of the Van Kampen Life Investment Trust--Emerging Growth Portfolio. The representatives include Gary Lewis, senior portfolio manager; Dudley Brickhouse, Janet Luby, and David Walker, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.

 Q    WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

 A The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200, crossing several key milestones in the first half of the year: 10,000 in March and 11,000 in May. Major fluctuations followed, however, as the index nearly fell again to around 10,000 in the difficult third quarter before once again lifting to a record high late in December. While the Dow performed well overall during 1999, it was actually the technology-heavy NASDAQ stock index that stole the show, returning an impressive 86 percent for the year. However, these high returns helped to mask that not all stocks shared in the good fortune. In fact, more stocks lost than gained value in 1999--the indices were fueled by the outstanding performance of a relatively small group of investments.

 Q    IN LIGHT OF THIS ENVIRONMENT, HOW DID YOU MANAGE THE PORTFOLIO?

 A In all kinds of market conditions, we look for stocks with rising earnings expectations and rising valuations, and we invested in those companies we believed had the potential to outperform earnings expectations. Conversely we sell stocks if their underlying companies' earnings estimates or valuations are declining. We consistently manage the Portfolio from the "bottom up," meaning that we evaluate each company individually before deciding to invest.

    The Portfolio's investment approach leads us to the areas of the market where we believe we can find the best stocks at any given time. As a result, during all of 1999 the Portfolio was invested heavily in companies taking advantage of burgeoning technologies--such as the Internet and wireless communications. This weighting significantly benefited the Portfolio's performance, as stocks in these areas were overwhelmingly the best performers in the stock market during the year.

 Q    WHAT INVESTMENTS MOST CONTRIBUTED TO THE PORTFOLIO'S RETURN?

 A In the area of wireless communications, the Portfolio was most helped by our investment in Qualcomm, the Portfolio's largest holding as of December 31, 1999. Qualcomm has pioneered CDMA (code division multiple access)
technology, which is rapidly becoming a standard used in wireless phones worldwide.

    The growth of the Internet generated a number of successful investment opportunities for the Portfolio. Our second-largest holding, JDS Uniphase, is helping to meet the growing demand for Internet infrastructure while VeriSign also helped the Portfolio's results--the company is working to ensure the security of Internet-based commercial transactions. In the Internet services area, the Portfolio's performance was enhanced by two of the largest and best-known companies in the field: Yahoo! and America Online. We also found success investing in businesses that are developing systems to store the enormous amounts of data generated in an on-line world. EMC and Veritas are both leaders in this area, and in 1999 we saw especially good results stemming from the Portfolio's investments in these companies.

 Q    DID ANY STOCKS HURT PERFORMANCE?

 A The biggest drag on the Portfolio during 1999 was Compuware, which develops business software solutions. The stock fell dramatically in response to concerns that corporate spending on computer hardware, software, and services would slow down in the face of companies' need to focus on critical Y2K projects.

      Other disappointing stocks for the Portfolio included

    - CSG Systems--Investors worried about declining future demand for the company's automated customer-service and billing systems.

    - American Power Conversion--This company saw its stock depreciate because of surplus inventory and fears of declining demand for its electrical-equipment products.

    - USWeb--Investors reacted poorly to the company's numerous corporate acquisitions. We completely eliminated a position in this stock late in 1999 when the market penalized the company for potentially overpaying to merge with another company.

 Q    HOW DID THE PORTFOLIO PERFORM IN 1999?

 A Because of successful stock selection--especially in the technology and wireless communications areas--the Portfolio performed extremely well, achieving a 12-month total return of 104.38 percent(1) as of December 31,
1999. By comparison the Standard & Poor's MidCap 400 Index returned 14.70 percent. There is no guarantee that the circumstances leading to this performance will continue to occur in the future.

    The Portfolio invests primarily in companies whose market capitalizations fall within the range of the companies composing the Standard & Poor's MidCap 400 Index. The S&P MidCap 400 Index is a broad-based index that reflects the general performance of 400 domestic mid-cap stocks. This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Please refer to the chart and footnotes on page 13 for additional Portfolio performance results.

 Q    WHAT DO YOU ANTICIPATE AHEAD FOR THE PORTFOLIO?

 A Barring any unforeseen events, we envision continued worldwide economic health, low inflation, and strong earnings growth. Of course, our outlook may in part depend on whether the Federal Reserve again increases interest rates soon. Although recent rate increases have had only a moderately negative effect on stock prices, an additional rate hike could have a more substantial impact. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative impact on the Portfolio if investors were to lose their enthusiasm for growth stocks. Regardless of the short-term market environment, we believe that our best long-term course of action is to stick with the Portfolio's investment discipline by focusing on companies with rising earnings expectations and rising valuations.

 EMERGING GROWTH PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares   Market Value
--------------------------------------------------------
COMMON STOCKS*  90.7%
CONSUMER DISTRIBUTION  2.8%
AnnTaylor Stores Corp. (a).......   7,300   $    251,394
BJ's Wholesale Club, Inc. (a)....  10,500        383,250
CDW Computer Centers, Inc. (a)...   4,600        361,675
Emulex Corp. (a).................   3,800        427,500
Family Dollar Stores, Inc........  14,800        241,425
Home Depot, Inc..................  35,850      2,457,965
Kohl's Corp. (a).................     800         57,750
Tiffany & Co.....................  27,600      2,463,300
Williams Sonoma, Inc. (a)........  17,200        791,200
                                            ------------
                                               7,435,459
                                            ------------
CONSUMER SERVICES  5.3%
CBS Corp. (a)....................  21,100      1,349,081
Clear Channel Communications,
  Inc. (a).......................  31,900      2,847,075
Comcast Corp., Class A...........  11,200        566,300
Entercom Communications Corp.
  (a)............................   5,000        330,000
Hispanic Broadcasting Corp.
  (a)............................   8,700        802,303
Infinity Broadcasting Corp.,
  Class A (a)....................  15,125        547,336
InfoSpace.com, Inc. (a)..........   2,400        513,600
Omnicom Group, Inc...............  17,250      1,725,000
Spanish Broadcasting Systems,
  Inc., Class A (a)..............   2,900        116,725
TMP Worldwide, Inc. (a)..........   9,900      1,405,800
UnitedGlobalCom, Inc., Class A
  (a)............................   2,000        141,250
Univision Communications, Inc.,
  Class A (a)....................  23,400      2,391,187
Valassis Communications, Inc.
  (a)............................  15,350        648,538
Young & Rubicam, Inc.............   8,000        566,000
                                            ------------
                                              13,950,195
                                            ------------
ENERGY  1.2%
Apache Corp......................  30,150      1,113,666
BJ Services Co. (a)..............  13,800        577,012
Devon Energy Corp................   8,400        276,150
Kerr-McGee Corp..................  14,800        917,600
Vastar Resources, Inc............   1,700        100,300
                                            ------------
                                               2,984,728
                                            ------------
FINANCE  1.0%
Capital One Financial Corp.......  12,000        578,250
Lehman Brothers Holdings, Inc....  17,100      1,448,156
Marsh & McLennan Cos., Inc.......   4,000        382,750
UnionBanCal Corp.................   8,400        331,275
                                            ------------
                                               2,740,431
                                            ------------
HEALTHCARE  3.1%
Affymetrix, Inc. (a).............   4,400        746,625
Allergan, Inc....................  18,000        895,500
Biogen, Inc. (a).................  16,300      1,377,350
Cree Research, Inc. (a)..........   7,000        597,625
Medimmune, Inc. (a)..............  24,000      3,981,000
QLT Phototherapeutics, Inc.
  (a)............................   8,800        517,000
                                            ------------
                                               8,115,100
                                            ------------

           Description             Shares   Market Value
--------------------------------------------------------
PRODUCER MANUFACTURING  2.3%
ASM Lithography Holding NV -- ADR
  (Netherlands) (a)..............   9,400   $  1,069,250
Corning, Inc.....................  21,100      2,720,581
E-Tek Dynamics, Inc. (a).........   4,700        632,738
Metromedia Fiber Network, Inc.,
  Class A (a)....................  29,300      1,404,569
Zebra Technologies Corp., Class A
  (a)............................   5,400        315,900
                                            ------------
                                               6,143,038
                                            ------------
TECHNOLOGY  70.7%
Adaptec, Inc. (a)................   8,100        403,988
Adobe Systems, Inc...............  38,100      2,562,225
Advanced Fibre Communication,
  Inc. (a).......................  13,600        607,750
Altera Corp. (a).................  27,200      1,348,100
Amdocs Ltd. (a)..................  11,900        410,550
America Online, Inc. (a).........  38,300      2,889,256
Analog Devices, Inc. (a).........  24,600      2,287,800
Applied Materials, Inc. (a)......   9,500      1,203,531
Applied Micro Circuits Corp.
  (a)............................  15,200      1,934,200
Ariba, Inc. (a)..................   3,800        674,025
Bea Systems, Inc. (a)............  24,400      1,706,475
Broadcom Corp., Class A (a)......  15,050      4,099,244
BroadVision, Inc. (a)............  35,000      5,952,187
Brocade Communications Systems,
  Inc. (a).......................   3,900        690,300
Check Point Software Technologies
  Ltd. (a).......................  10,500      2,086,875
Cisco Systems, Inc. (a)..........  16,700      1,788,988
Citrix Systems, Inc. (a).........  23,300      2,865,900
Clarify, Inc. (a)................   9,000      1,134,000
CommScope, Inc. (a)..............   9,300        374,906
Comverse Technology, Inc. (a)....  29,750      4,306,312
Concord EFS, Inc. (a)............  20,100        517,575
Conexant Systems, Inc. (a).......  82,900      5,502,487
Cypress Semiconductor Corp.
  (a)............................   8,500        275,188
Echostar Communications Corp.,
  Class A (a)....................  51,300      5,001,750
Electronic Arts, Inc. (a)........  16,000      1,344,000
EMC Corp. (a)....................  33,500      3,659,875
Exodus Communications, Inc.
  (a)............................  39,400      3,499,212
Flextronics International Corp.
  (a)............................  27,800      1,278,800
Foundry Networks, Inc. (a).......   2,100        633,544
Gateway, Inc. (a)................   5,300        381,931
Gemstar International Group Ltd.
  (a)............................  70,200      5,001,750
General Instrument Corp. (a).....  12,350      1,049,750
i2 Technologies, Inc. (a)........   4,700        916,500
Infonet Services Corp., Class B
  (a)............................   3,200         84,000
Jabil Circuit, Inc. (a)..........   7,500        547,500
JDS Uniphase Corp. (a)...........  78,000     12,582,375
Juniper Networks, Inc. (a).......   2,600        884,000
KLA-Tencor Corp. (a).............  12,800      1,425,600
Lam Research Corp. (a)...........  15,700      1,751,531
Legato Systems, Inc. (a).........  25,500      1,754,719
LSI Logic Corp. (a)..............  59,600      4,023,000
Macromedia, Inc. (a).............  13,350        976,219
McLeodUSA, Inc., Class A (a).....  25,600      1,507,200

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                  PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
|Mercury Interactive Corp. (a)...  17,200   $  1,856,525
Microchip Technology, Inc. (a)...   4,800        328,500
Microstrategy, Inc. (a)..........   4,050        850,500
Motorola, Inc....................  12,100      1,781,725
National Semiconductor Corp.
  (a)............................  20,000        856,250
Network Appliance, Inc. (a)......  49,850      4,140,666
Network Solutions, Inc. (a)......  11,100      2,414,944
Nokia Corp. -- ADR (Finland).....  19,850      3,771,500
Nortel Networks Corp.............  29,700      2,999,700
Novellus Systems, Inc. (a).......   2,500        306,328
Peregrine Systems, Inc. (a)......   7,500        631,406
Phone.com, Inc. (a)..............   5,600        649,250
PMC-Sierra, Inc. (a).............  10,500      1,683,281
Portal Software, Inc. (a)........   4,100        421,788
QLogic Corp. (a).................  13,550      2,166,306
QUALCOMM, Inc. (a)...............  72,200     12,716,225
Rational Software Corp. (a)......  20,500      1,007,063
Razorfish, Inc. (a)..............   2,800        266,350
Real Networks, Inc. (a)..........  12,200      1,467,813
Research In Motion Ltd. (a)......     800         36,950
S1 Corp. (a).....................   5,000        390,625
Sanmina Corp. (a)................   9,200        918,850
Sapient Corp. (a)................   9,900      1,395,281
Scient Corp. (a).................   4,200        363,038
Scientific-Atlanta, Inc..........  19,000      1,056,875
SDL, Inc. (a)....................   9,850      2,147,300
Siebel Systems, Inc. (a).........  41,500      3,486,000
Solectron Corp. (a)..............  15,200      1,445,900
STMicroelectronics NV -- ADR
  (Netherlands)..................  17,600      2,665,300
Sun Microsystems, Inc. (a).......  27,200      2,106,300
Sycamore Networks, Inc. (a)......   1,650        508,200
Taiwan Semiconductor -- ADR
  (Taiwan) (a)...................  16,808        756,360

           Description             Shares   Market Value
--------------------------------------------------------
TECHNOLOGY (CONTINUED)
Texas Instruments, Inc...........  45,350   $  4,393,281
VeriSign, Inc. (a)...............  41,300      7,885,719
Veritas Software Corp. (a).......  61,500      8,802,187
Viant Corp. (a)..................   2,500        247,500
Vignette Corp. (a)...............   7,400      1,206,200
Vishay Intertechnology, Inc.
  (a)............................   7,000        221,375
Vitesse Semiconductor Corp.
  (a)............................  55,500      2,910,281
Western Wireless Corp., Class A
  (a)............................  23,200      1,548,600
Xilinx, Inc. (a).................  60,400      2,746,313
Yahoo!, Inc. (a).................  10,800      4,673,025
                                            ------------
                                             186,152,698
                                            ------------
UTILITIES  4.3%
AT&T Corp., Class A (a)..........  25,900      1,469,825
Calpine Corp. (a)................  12,500        800,000
Charter Communications, Inc.,
  Class A (a)....................  13,700        299,688
Nextel Communications, Inc.,
  Class A (a)....................  24,800      2,557,500
NEXTLINK Communications, Inc.,
  Class A (a)....................  13,400      1,113,038
RF Micro Devices, Inc. (a).......  27,900      1,909,406
Telephone & Data Systems, Inc....   9,400      1,184,400
VoiceStream Wireless Corp. (a)...  14,200      2,020,837
                                            ------------
                                              11,354,694
                                            ------------
TOTAL LONG-TERM INVESTMENTS 90.7%
  (Cost $139,518,970)....................    238,876,343
REPURCHASE AGREEMENT  8.4%
Warburg Dillon Read ($22,167,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $22,171,803)
  (Cost $22,167,000).....................
                                              22,167,000
                                            ------------
TOTAL INVESTMENTS  99.1%
  (Cost $161,685,970)....................    261,043,343
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.9%......................      2,449,189
                                            ------------
NET ASSETS  100.0%.......................   $263,492,532
                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.
ADR -- American Depositary Receipt
* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $161,685,970).......................  $261,043,343
Cash........................................................     2,637,632
Receivables:
  Dividends.................................................        15,376
  Portfolio Shares Sold.....................................         4,718
  Interest..................................................         1,601
Unamortized Organizational Costs............................           681
Other.......................................................         2,474
                                                              ------------
      Total Assets..........................................   263,705,825
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       130,752
  Distributor and Affiliates................................         1,833
Trustees' Deferred Compensation and Retirement Plans........        47,249
Accrued Expenses............................................        33,459
                                                              ------------
      Total Liabilities.....................................       213,293
                                                              ------------
NET ASSETS..................................................  $263,492,532
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $163,220,121
Net Unrealized Appreciation.................................    99,357,373
Accumulated Net Realized Gain...............................       962,152
Accumulated Net Investment Loss.............................       (47,114)
                                                              ------------
NET ASSETS..................................................  $263,492,532
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $263,492,532 and 5,700,230 shares
  of beneficial interest issued and outstanding)............  $      46.22
                                                              ============

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   464,241
Dividends...................................................      146,443
                                                              -----------
    Total Income............................................      610,684
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      623,083
Custody.....................................................       37,908
Trustees' Fees and Related Expenses.........................       25,469
Accounting..................................................       25,931
Legal.......................................................        8,177
Amortization of Organizational Costs........................        1,365
Other.......................................................       64,088
                                                              -----------
    Total Expenses..........................................      786,021
    Investment Advisory Fee Reduction.......................       28,250
    Less Credits Earned on Cash Balances....................          292
                                                              -----------
    Net Expenses............................................      757,479
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (146,795)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,654,240
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   10,107,012
  End of the Period.........................................   99,357,373
                                                              -----------
Net Unrealized Appreciation During the Period...............   89,250,361
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $91,904,601
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $91,757,806
                                                              ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................................   $   (146,795)        $   (42,769)
Net Realized Gain/Loss......................................      2,654,240          (1,437,065)
Net Unrealized Appreciation During the Period...............     89,250,361           8,165,916
                                                               ------------         -----------
Change in Net Assets from Operations........................     91,757,806           6,686,082
Distributions in Excess of Net Investment Income............            -0-              (4,851)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     91,757,806           6,681,231
                                                               ------------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................    168,226,421          25,418,092
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................            -0-               4,851
Cost of Shares Repurchased..................................    (29,911,735)         (9,175,988)
                                                               ------------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    138,314,686          16,246,955
                                                               ------------         -----------
TOTAL INCREASE IN NET ASSETS................................    230,072,492          22,928,186
NET ASSETS:
Beginning of the Period.....................................     33,420,040          10,491,854
                                                               ------------         -----------
End of the Period (Including accumulated net investment loss
  of $47,114 and $27,756, respectively).....................   $263,492,532         $33,420,040
                                                               ============         ===========

                                               See Notes to Financial Statements

 EMERGING GROWTH PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                  July 3, 1995
                                                                                                  (Commencement
                                                            Year Ended December 31,               of Investment
                                                    ----------------------------------------     Operations) to
                                                     1999       1998       1997       1996      December 31, 1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........    $22.615    $16.450    $13.660     $11.72         $ 10.00
                                                    -------    -------    -------    -------         -------
Net Investment Loss.............................      (.012)     (.014)     (.007)     (.016)           (.08)
Net Realized and Unrealized Gain................     23.619      6.186      2.797      1.956            1.80
                                                    -------    -------    -------    -------         -------
Total from Investment Operations................     23.607      6.172      2.790      1.940            1.72
Less Distributions in Excess of Net Investment
  Income........................................        -0-       .007        -0-        -0-             -0-
                                                    -------    -------    -------    -------         -------
Net Asset Value, End of the Period..............    $46.222    $22.615    $16.450    $13.660         $ 11.72
                                                    =======    =======    =======    =======         =======
Total Return....................................    104.38%     37.56%     20.42%     16.55%          17.20%**
Net Assets at End of the Period (In millions)...     $263.5      $33.4      $10.5       $5.2         $   2.3
Ratio of Expenses to Average Net Assets*........       .85%       .85%       .85%       .85%           2.50%
Ratio of Net Investment Loss to Average Net
  Assets*.......................................      (.17%)     (.23%)     (.11%)     (.17%)         (1.45%)
Portfolio Turnover..............................        96%        91%       116%       102%             41%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.........       .88%      1.23%      2.14%      3.28%           5.40%
Ratio of Net Investment Loss to Average Net
  Assets........................................      (.20%)     (.61%)    (1.40%)    (2.60%)         (4.35%)

** Non-Annualized

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              ENTERPRISE PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    25.85%
Five-year average annual total return based on NAV(1).......    28.57%
Ten-year average annual total return based on NAV(1)........    17.58%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    14.47%
Commencement date...........................................  04/07/86

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk-- management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                              ENTERPRISE PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the general market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Enterprise Portfolio vs. the Standard & Poor's 500 Index
    (December 31, 1989, through December 31, 1999)
-----------------------------------
Portfolio's Total Return
1 Year Avg. Annual = 25.85%
5 Year Avg. Annual = 28.57%
10 Year Avg. Annual = 17.58%
-----------------------------------
[GRAPH]

                                                           VAN KAMPEN LIT-ENTERPRISE PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                           -----------------------------------     ---------------------------
Dec 1989                                                                10000.00                             10000.00
                                                                         9212.00                              9312.00
                                                                         9451.00                              9391.00
                                                                         9655.00                              9698.00
                                                                         9366.00                              9437.00
                                                                        10255.00                             10305.00
                                                                        10229.00                             10305.00
                                                                         9980.00                             10251.00
                                                                         9019.00                              9284.00
                                                                         8539.00                              8895.00
                                                                         8459.00                              8836.00
                                                                         9019.00                              9365.00
Dec 1990                                                                 9316.00                              9689.00
                                                                         9667.00                             10091.00
                                                                        10286.00                             10770.00
                                                                        10590.00                             11091.00
                                                                        10554.00                             11095.00
                                                                        11119.00                             11523.00
                                                                        10535.00                             11066.00
                                                                        11035.00                             11563.00
                                                                        11406.00                             11790.00
                                                                        11310.00                             11658.00
                                                                        11602.00                             11796.00
                                                                        11225.00                             11278.00
Dec 1991                                                                12706.00                             12628.00
                                                                        12500.00                             12376.00
                                                                        12699.00                             12495.00
                                                                        12358.00                             12310.00
                                                                        12375.00                             12653.00
                                                                        12488.00                             12666.00
                                                                        12176.00                             12545.00
                                                                        12640.00                             13038.00
                                                                        12394.00                             12726.00
                                                                        12706.00                             12940.00
                                                                        12981.00                             12967.00
                                                                        13492.00                             13359.00
Dec 1992                                                                13658.00                             13588.00
                                                                        13754.00                             13684.00
                                                                        13841.00                             13828.00
                                                                        14158.00                             14180.00
                                                                        13720.00                             13820.00
                                                                        14076.00                             14133.00
                                                                        14028.00                             14247.00
                                                                        13990.00                             14171.00
                                                                        14403.00                             14659.00
                                                                        14692.00                             14614.00
                                                                        14605.00                             14897.00
                                                                        14221.00                             14705.00
Dec 1993                                                                14885.00                             14952.00
                                                                        15385.00                             15438.00
                                                                        15201.00                             14974.00
                                                                        14425.00                             14390.00
                                                                        14629.00                             14555.00
                                                                        14609.00                             14736.00
                                                                        14228.00                             14451.00
                                                                        14650.00                             14906.00
                                                                        15163.00                             15467.00
                                                                        14650.00                             15157.00
                                                                        14814.00                             15474.00
                                                                        14239.00                             14863.00
Dec 1994                                                                14381.00                             15155.00
                                                                        14857.00                             15523.00
                                                                        15460.00                             16083.00
                                                                        15913.00                             16626.00
                                                                        16300.00                             17091.00
                                                                        16946.00                             17711.00
                                                                        17298.00                             18208.00
                                                                        18015.00                             18786.00
                                                                        18085.00                             18780.00
                                                                        18731.00                             19650.00
                                                                        18367.00                             19552.00
                                                                        19295.00                             20355.00
Dec 1995                                                                19699.00                             20829.00
                                                                        20450.00                             21509.00
                                                                        21134.00                             21658.00
                                                                        21308.00                             21946.00
                                                                        22085.00                             22241.00
                                                                        22806.00                             22749.00
                                                                        22237.00                             22929.00
                                                                        20933.00                             21880.00
                                                                        21724.00                             22291.00
                                                                        23430.00                             23632.00
                                                                        23749.00                             24249.00
                                                                        25289.00                             26029.00
Dec 1996                                                                24583.00                             25599.00
                                                                        26397.00                             27169.00
                                                                        26231.00                             27330.00
                                                                        24657.00                             26290.00
                                                                        25853.00                             27826.00
                                                                        27707.00                             29456.00
                                                                        28841.00                             30870.00
                                                                        31630.00                             33282.00
                                                                        30833.00                             31370.00
                                                                        32825.00                             33179.00
                                                                        31278.00                             32035.00
                                                                        31891.00                             33463.00
Dec 1997                                                                32119.00                             34128.00
                                                                        32066.00                             34474.00
                                                                        35064.00                             36903.00
                                                                        37046.00                             38878.00
                                                                        37619.00                             39231.00
                                                                        36185.00                             38493.00
                                                                        37781.00                             40158.00
                                                                        36938.00                             39692.00
                                                                        30304.00                             33905.00
                                                                        32133.00                             36171.00
                                                                        34266.00                             39076.00
                                                                        36310.00                             41386.00
Dec 1998                                                                40148.00                             43861.00
                                                                        41762.00                             45660.00
                                                                        40040.00                             44186.00
                                                                        41682.00                             46043.00
                                                                        42320.00                             47790.00
                                                                        40985.00                             46597.00
                                                                        42824.00                             49283.00
                                                                        41624.00                             47704.00
                                                                        41372.00                             47406.00
                                                                        40985.00                             46212.00
                                                                        43462.00                             49102.00
                                                                        45591.00                             50038.00
Dec 1999                                                                50525.00                             53078.00

The above charts reflect the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                              ENTERPRISE PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Enterprise Portfolio. The team includes Jeff D. New, senior portfolio manager; Michael Davis and Mary Jayne Maly, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.
 Q    WHAT MARKET FACTORS AFFECTED THE PORTFOLIO DURING THE REPORTING PERIOD?

 A    The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200 and crossed several key milestones in the first half of the year: 10,000 in March and 11,000 in May. Major fluctuations followed, however, as the index nearly dropped to 10,000 in the difficult third quarter before once again lifting to a record high at year-end. Although many growth stocks--particularly in the technology area-- continued their strong results during most of the year, it was, in fact, a "narrow" stock market propelled by the stellar performance of only a few stocks. Along those lines, more stocks lost than gained ground during the year.

 Q    GIVEN THIS ENVIRONMENT, WHAT STRATEGIES DID YOU USE TO MANAGE THE
      PORTFOLIO?

 A    As we have stressed in prior reports, the Portfolio's investment discipline leads us to purchase stocks that meet our criteria of positive future fundamentals and attractive current valuations. By our definition, a company with positive future fundamentals possesses at least one of the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks from the "bottom up"--in other words, on a company-by-company basis.

      Because of our bottom-up approach to stock selection, market conditions didn't have a direct impact on the Portfolio's results. The Portfolio's performance during the reporting period was lifted by the outstanding results of some of its top holdings, especially in technology. Nevertheless, some of our long-time investments in more traditional areas--such as health care and grocery stores--were big disappointments that hurt performance relative to the Portfolio's peers during the reporting period.

  Q   WHAT STOCKS HELPED THE PORTFOLIO'S RETURN DURING 1999?

  A Technology stocks continued to be the big winners, and most of the Portfolio's best contributors to performance were in this area.

      As of December 31, 1999, the Portfolio's largest holding was Cisco Systems, a company whose products have become the backbone of the Internet. Cisco, which makes the devices that enable computers on the Internet to communicate with each other, represented 4.6 percent of the Portfolio's long-term investment at year's end. The stock was an impressive performer during the year and was the strongest contributor to the Fund's total return.

      The Portfolio also benefited greatly from the performance of two large technology companies that are leaders in their fields: Internet service provider America Online and data-storage powerhouse EMC. Both companies are building on their dominant role in their respective areas.

      Broadcast and media stocks also helped results in 1999. The Portfolio's holdings in CBS, Clear Channel Communications, and Chancellor Media provided positive contributions. But the Portfolio's best performer in this area was Univision, the nation's largest Spanish-language television network. The company has been able to capitalize on the increasing economic importance of Spanish speakers in the United States.

      Keep in mind that not all securities in the Portfolio performed as well, nor is there any guarantee they will continue to do so in the future.

 Q    WHAT STOCKS HURT THE PORTFOLIO'S PERFORMANCE?

 A    Two of the Portfolio's longstanding holdings in the grocery industry,
Safeway and Kroger, were among the weakest performers. Investors sold these and other grocery-store companies primarily because of concerns about Internet's potential impact on the industry and slowing sales growth.

      Waste Management and Philip Morris, two of the Portfolio's large holdings at the beginning of 1999, saw their stock prices plummet during the year. Waste Management's troubles began when word leaked that the company's management used questionable accounting methods. We sold the Portfolio's position in the company, but not in time to avoid a negative effect on the Portfolio's return. Philip Morris, meanwhile, continued to languish as a result of ongoing litigation involving the tobacco industry. This poor performance had a significant impact on the Portfolio because Philip Morris was the largest holding at the beginning of the reporting period. Fortunately, we decided to sell this stock relatively early in the year and thus avoided the brunt of the stock's continued weakness.

      Not all technology stocks outperformed in 1999. Two of the Portfolio's stocks in this area--Compuware and Network Associates--were among its worst performers during the year. Compuware suffered from concerns about their accounting practices as well as uncertainty about their growth prospects, while Network Associates failed to meet earnings expectations because of problems concerning the company's aggressive expansion through corporate acquisitions.

 Q    HOW DID THE PORTFOLIO PERFORM?

 A    The strong overall performance of most technology stocks helped fuel the
Portfolio's results during the reporting period. As a result, the Portfolio achieved a 12-month total return of 25.85 percent(1) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 21.04 percent. The S&P 500 is a broad-based, unmanaged index that reflects the general performance of the stock market. Past performance does not guarantee future results.

      This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Please refer to the footnotes and chart on page 23 for additional Portfolio performance results.

 Q    WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO?

 A    Barring any unforeseen events, we envision continued worldwide economic health, slightly rising but contained inflation, and moderate earnings growth. Of course, our outlook will in part depend on whether the Federal Reserve again increases interest rates. Although recent rate increases have had only a moderate effect on stock prices, further increases could have a more significant impact. The overall stock market and growth stock valuations have historically been hurt by rising interest rates. Regardless of the short-term market environment, we believe that our best long-term course of action is to stick with the Portfolio's investment discipline by focusing on companies that have positive earnings outlooks combined with attractive valuations.

 ENTERPRISE PORTFOLIO                                   PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares  Market Value
-------------------------------------------------------
COMMON STOCKS*  87.9%
CONSUMER DISTRIBUTION  5.9%
Costco Wholesale Corp. (a).......   7,700  $    702,625
Dayton Hudson Corp...............  19,500     1,432,031
Home Depot, Inc..................  51,000     3,496,688
Tandy Corp. .....................  20,700     1,018,181
Wal-Mart Stores, Inc. ...........  52,000     3,594,500
                                           ------------
                                             10,244,025
                                           ------------
CONSUMER DURABLES  0.4%
Harley-Davidson, Inc. ...........  10,500       672,656
                                           ------------
CONSUMER NON-DURABLES  3.9%
Anheuser-Busch Cos., Inc. .......   8,600       609,525
Colgate-Palmolive Co. ...........   7,000       455,000
Jones Apparel Group, Inc. (a)....  33,100       897,838
Kimberly-Clark Corp. ............   9,400       613,350
Pepsi Bottling Group, Inc........  47,600       788,375
Procter & Gamble Co. ............  14,000     1,533,875
Quaker Oats Co. .................  20,700     1,358,437
Seagram Co. Ltd. ................  14,200       638,113
                                           ------------
                                              6,894,513
                                           ------------
CONSUMER SERVICES  6.2%
CBS Corp. (a)....................  31,900     2,039,606
Clear Channel Communications,
  Inc. (a).......................  17,843     1,592,488
Hispanic Broadcasting Corp.
  (a)............................  10,000       922,188
Metro-Goldwyn-Mayer, Inc. (a)....  36,080       850,135
MGM Grand, Inc. .................   8,000       402,500
Omnicom Group, Inc. .............  19,100     1,910,000
Park Place Entertainment Corp.
  (a)............................  34,000       425,000
Time Warner, Inc. ...............  11,300       818,544
Univision Communications, Inc.,
  Class A (a)....................  18,600     1,900,687
                                           ------------
                                             10,861,148
                                           ------------
ENERGY  0.4%
Noble Drilling Corp. (a).........  20,000       655,000
                                           ------------
FINANCE  8.6%
American Express Co..............   8,000     1,330,000
American International Group,
  Inc. ..........................  11,250     1,216,406
Bank of America Corp. ...........  15,000       752,812
Capital One Financial Corp. .....  13,000       626,437
Charles Schwab Corp. ............  17,000       652,375
Chase Manhattan Corp. ...........  10,000       776,875
Citigroup, Inc. .................  19,075     1,059,855
Federal Home Loan Mortgage
  Corp. .........................  13,000       611,813
Federal National Mortgage
  Association....................  11,000       686,812
Fifth Third Bancorp. ............  12,000       880,500
Firstar Corp. ...................  38,000       802,750
FleetBoston Financial Corp. .....  22,000       765,875
Franklin Resources, Inc. ........  12,000       384,750
Lehman Brothers Holdings,
  Inc. ..........................  10,000       846,875
MBNA Corp. ......................  20,000       545,000
MGIC Investment Corp. ...........  10,000       601,875
Providian Financial Corp. .......   4,000       364,250
SLM Holding Corp. ...............  16,000       676,000

           Description             Shares  Market Value
-------------------------------------------------------
FINANCE (CONTINUED)
T. Rowe Price Associates,
  Inc. ..........................  10,000  $    369,375
UnumProvident Corp. .............  11,000       352,688
Wells Fargo Co. .................  18,000       727,875
                                           ------------
                                             15,031,198
                                           ------------
HEALTHCARE  8.5%
American Home Products Corp. ....  31,500     1,242,281
Amgen, Inc. (a)..................  17,600     1,057,100
Baxter International, Inc. ......  10,500       659,531
Biogen, Inc. (a).................   9,600       811,200
Bristol-Myers Squibb Co. ........  29,900     1,919,206
Guidant Corp. (a)................  13,000       611,000
Johnson & Johnson ...............  21,000     1,955,625
Lincare Holdings, Inc. (a).......  31,300     1,085,719
Merck & Co., Inc. ...............  20,000     1,341,250
PE Corp.-PE Biosystems Group.....   6,000       721,875
Pfizer, Inc. ....................  16,100       522,244
Schering-Plough Corp. ...........  28,500     1,202,344
Warner-Lambert Co. ..............  14,000     1,147,125
Wellpoint Health Networks, Inc.
  (a)............................   7,500       494,531
                                           ------------
                                             14,771,031
                                           ------------
PRODUCER MANUFACTURING  5.4%
Corning, Inc. ...................  22,800     2,939,775
General Electric Co. ............  34,500     5,338,875
Honeywell International, Inc. ...  20,250     1,168,172
                                           ------------
                                              9,446,822
                                           ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
USX-U.S. Steel Group.............  25,000       825,000
                                           ------------
TECHNOLOGY  44.4%
Adobe Systems, Inc. .............   6,000       403,500
Altera Corp. (a).................  15,500       768,219
America Online, Inc. (a).........  57,600     4,345,200
Analog Devices, Inc. (a).........  10,000       930,000
Apple Computer, Inc. (a).........   7,000       719,687
Applied Materials, Inc. (a)......  12,400     1,570,925
BMC Software, Inc. (a)...........  14,800     1,183,075
Cisco Systems, Inc. (a)..........  65,250     6,989,906
Citrix Systems, Inc. (a).........  22,700     2,792,100
Computer Associates
  International, Inc. ...........   7,000       489,563
Comverse Technology, Inc. (a)....  14,600     2,113,350
Echostar Communications Corp.,
  Class A (a)....................   6,700       653,250
Electronic Arts, Inc. (a)........   4,000       336,000
EMC Corp. (a)....................  36,300     3,965,775
First Data Corp. ................  20,700     1,020,769
Gateway, Inc. (a)................  13,000       936,812
General Instrument Corp. (a).....  14,500     1,232,500
Intel Corp. .....................  54,800     4,510,725
International Business Machines
  Corp. .........................   7,200       777,600
JDS Uniphase Corp. (a)...........  14,800     2,387,425
Linear Technology Corp. .........   6,200       443,688
LSI Logic Corp. (a)..............  14,500       978,750
Lucent Technologies, Inc. .......  39,975     2,990,630

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                       PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares  Market Value
-------------------------------------------------------
TECHNOLOGY (CONTINUED)
Micron Technology, Inc. .........  16,000  $  1,244,000
Microsoft Corp. (a)..............  64,500     7,530,375
Motorola, Inc. ..................  11,000     1,619,750
Nokia Corp. -- ADR (Finland).....  19,300     3,667,000
Nortel Networks Corp. ...........  18,600     1,878,600
Oracle Corp. (a).................  42,400     4,751,450
QUALCOMM, Inc. (a)...............  12,000     2,113,500
Sanmina Corp. (a)................  13,500     1,348,312
Solectron Corp. (a) .............   6,000       570,750
STMicroelectronics NV -- ADR
  (Netherlands)..................   8,300     1,256,931
Sun Microsystems, Inc. (a).......  36,000     2,787,750
Texas Instruments, Inc. .........  20,800     2,015,000
Veritas Software Corp. (a).......   4,500       644,063
Waters Corp. (a).................   8,300       439,900
Xilinx, Inc. (a).................  24,800     1,127,625
Yahoo!, Inc. (a).................   4,000     1,730,750
                                           ------------
                                             77,265,205
                                           ------------
TRANSPORTATION  0.2%
Kansas City Southern Industries,
  Inc. ..........................   5,000       373,125
                                           ------------

           Description             Shares  Market Value
-------------------------------------------------------
UTILITIES  3.5%
AES Corp. (a)....................  12,000  $    897,000
ALLTEL Corp. ....................  26,900     2,224,294
MCI WorldCom, Inc. (a)...........  20,400     1,082,475
Nextel Communications, Inc.,
  Class A (a)....................   7,000       721,875
VoiceStream Wireless Corp. (a)...   8,000     1,138,500
                                           ------------
                                              6,064,144
                                           ------------
TOTAL LONG-TERM INVESTMENTS  87.9%
    (Cost $93,907,344)...................   153,103,867
                                           ------------
SHORT-TERM INVESTMENTS  11.4%
REPURCHASE AGREEMENT  9.7%
  Bank America ($16,839,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $16,842,859) (b)....................    16,839,000
                                           ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.7%
Federal Home Loan Bank Discount Note
  ($2,000,000 par, yielding 5.580%,
  03/29/00 maturity).....................     1,978,840
Federal Home Loan Bank Discount Note
  ($1,000,000 par, yielding 5.547%,
  03/29/00 maturity).....................       994,074
                                           ------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS.......................     2,972,914
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
    (Cost $19,811,914)...................    19,811,914
                                           ------------
TOTAL INVESTMENTS  99.3%
    (Cost $113,719,258)..................   172,915,781
OTHER ASSETS IN EXCESS OF
  LIABILITIES  0.7%......................     1,220,945
                                           ------------
NET ASSETS  100.0%.......................  $174,136,726
                                           ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) Assets segregated for open futures transactions.
ADR -- American Depositary Receipt
* The common stocks are classified by sectors which represent broad groupings of related industries.

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                        STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $113,719,258).......................  $172,915,781
Cash........................................................     1,787,610
Receivables:
  Dividends.................................................        71,394
  Variation Margin on Futures...............................        39,100
  Interest..................................................         1,300
Other.......................................................        50,084
                                                              ------------
      Total Assets..........................................   174,865,269
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       483,218
  Investment Advisory Fee...................................        62,078
  Distributor and Affiliates................................        10,090
Trustees' Deferred Compensation and Retirement Plans........       131,971
Accrued Expenses............................................        41,186
                                                              ------------
      Total Liabilities.....................................       728,543
                                                              ------------
NET ASSETS..................................................  $174,136,726
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 96,272,278
Net Unrealized Appreciation.................................    59,541,665
Accumulated Net Realized Gain...............................    18,081,348
Accumulated Undistributed Net Investment Income.............       241,435
                                                              ------------
NET ASSETS..................................................  $174,136,726
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $174,136,726 and 6,669,872 shares
  of beneficial interest issued and outstanding)............  $      26.11
                                                              ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                    STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   746,601
Interest....................................................      383,214
                                                              -----------
    Total Income............................................    1,129,815
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      674,997
Accounting..................................................       42,885
Trustees' Fees and Related Expenses.........................       36,792
Custody.....................................................       34,539
Legal.......................................................        7,207
Other.......................................................       62,161
                                                              -----------
    Total Expenses..........................................      858,581
    Investment Advisory Fee Reduction.......................       36,478
    Less Credits Earned on Cash Balances....................        2,834
                                                              -----------
    Net Expenses............................................      819,269
                                                              -----------
NET INVESTMENT INCOME.......................................  $   310,546
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $18,174,698
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   43,715,944
                                                              -----------
  End of the Period:
    Investments.............................................   59,196,523
    Futures.................................................      345,142
                                                              -----------
                                                               59,541,665
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,825,721
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $34,000,419
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $34,310,965
                                                              ===========

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                         STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $    310,546        $    379,529
Net Realized Gain...........................................     18,174,698           9,559,452
Net Unrealized Appreciation During the Period...............     15,825,721          14,397,910
                                                               ------------        ------------
Change in Net Assets from Operations........................     34,310,965          24,336,891
                                                               ------------        ------------
Distributions from Net Investment Income....................       (393,720)            (92,265)
Distributions from Net Realized Gain........................     (9,274,929)         (1,126,323)
                                                               ------------        ------------
Total Distributions.........................................     (9,668,649)         (1,218,588)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     24,642,316          23,118,303
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     43,053,299          23,512,376
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      9,668,649           1,218,588
Cost of Shares Repurchased..................................    (26,796,761)        (22,994,120)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     25,925,187           1,736,844
                                                               ------------        ------------
TOTAL INCREASE IN NET ASSETS................................     50,567,503          24,855,147
NET ASSETS:
Beginning of the Period.....................................    123,569,223          98,714,076
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $241,435 and $324,609,
  respectively).............................................   $174,136,726        $123,569,223
                                                               ============        ============

                                               See Notes to Financial Statements

 ENTERPRISE PORTFOLIO                                       FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
                 outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                       Year Ended December 31,
                                                           -----------------------------------------------
                                                            1999      1998      1997      1996      1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................. $22.390   $18.106   $16.262   $ 14.69   $ 12.39
                                                           -------   -------   -------   -------   -------
  Net Investment Income...................................    .047      .069      .091      .113       .32
  Net Realized and Unrealized Gain........................   5.390     4.441     4.734     3.417      4.22
                                                           -------   -------   -------   -------   -------
Total from Investment Operations..........................   5.437     4.510     4.825     3.530      4.54
                                                           -------   -------   -------   -------   -------
Less:
  Distributions from Net Investment Income................    .070      .017      .096      .109     .3175
  Distributions from Net Realized Gain....................   1.649      .209     2.885     1.849    1.9225
                                                           -------   -------   -------   -------   -------
Total Distributions.......................................   1.719      .226     2.981     1.958      2.24
                                                           -------   -------   -------   -------   -------
Net Asset Value, End of the Period........................ $26.108   $22.390   $18.106   $16.262   $ 14.69
                                                           =======   =======   =======   =======   =======
Total Return*.............................................  25.85%    25.00%    30.66%    24.80%    36.98%
Net Assets at End of the Period (In millions).............  $174.1    $123.6     $98.7     $84.8     $76.0
Ratio of Expenses to Average Net Assets*..................    .60%      .60%      .60%      .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....    .22%      .35%      .47%      .68%     2.06%
Portfolio Turnover........................................    116%       82%       82%      152%      145%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets...................    .62%      .64%      .66%      .75%      .68%
Ratio of Net Investment Income to Average Net Assets......    .20%      .31%      .41%      .53%     1.98%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                          GROWTH AND INCOME PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    12.99%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    18.48%
Commencement date...........................................  12/23/96

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk-- management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                          GROWTH AND INCOME PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index and the Russell 1000 Index* over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Growth and Income Portfolio vs. the Standard & Poor's 500 Index and the Russell 1000 Index* (December 23, 1996, through December 31, 1999)
-----------------------------------
Portfolio's Total Return
1 Year Avg. Annual = 12.99%
Inception Avg. Annual = 18.48%
-----------------------------------
[GRAPH]

                                              VAN KAMPEN LIT-GROWTH AND
                                                  INCOME PORTFOLIO        STANDARD & POOR'S 500 INDEX      RUSSELL 1000 INDEX*
                                              -------------------------   ---------------------------      -------------------
Dec1996                                               10000.00                      10000.00                    10000.00
                                                      10390.00                      10579.00                    10592.00
                                                      10480.00                      10642.00                    10633.00
                                                      10124.00                      10237.00                    10155.00
                                                      10474.00                      10836.00                    10704.00
                                                      11155.00                      11470.00                    11391.00
Jun1997                                               11565.00                      12020.00                    11864.00
                                                      12467.00                      12959.00                    12837.00
                                                      11856.00                      12215.00                    12231.00
                                                      12477.00                      12919.00                    12901.00
                                                      11976.00                      12474.00                    12483.00
                                                      12216.00                      13030.00                    13024.00
Dec1997                                               12353.00                      13289.00                    13288.00
                                                      12465.00                      13424.00                    13388.00
                                                      13270.00                      14369.00                    14342.00
                                                      14021.00                      15139.00                    15065.00
                                                      14143.00                      15276.00                    15221.00
                                                      14041.00                      14988.00                    14892.00
Jun1998                                               14255.00                      15637.00                    15441.00
                                                      13970.00                      15455.00                    15256.00
                                                      12276.00                      13202.00                    12975.00
                                                      12755.00                      14085.00                    13850.00
                                                      13623.00                      15215.00                    14944.00
                                                      14327.00                      16115.00                    15867.00
Dec1998                                               14776.00                      17079.00                    16878.00
                                                      14755.00                      17779.00                    17481.00
                                                      14286.00                      17205.00                    16927.00
                                                      14484.00                      17929.00                    17577.00
                                                      15440.00                      18609.00                    18311.00
                                                      15563.00                      18144.00                    17916.00
Jun1999                                               16283.00                      19190.00                    18828.00
                                                      16056.00                      18575.00                    18246.00
                                                      15697.00                      18459.00                    18083.00
                                                      15152.00                      17994.00                    17586.00
                                                      16200.00                      19120.00                    18754.00
                                                      16293.00                      19484.00                    19245.00
Dec1999                                               16695.00                      20668.00                    20411.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

*Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth and Income Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Index, a second index that we believe represents an additional point of comparison for the Portfolio. The Russell 1000 Index measures the performance of 1,000 large-capitalization companies.

                          PORTFOLIO MANAGEMENT REVIEW

                          GROWTH AND INCOME PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Growth and Income Portfolio. The representatives are led by James A. Gilligan, senior portfolio manager, and include Scott A. Carroll and James O. Roeder, portfolio managers, and Stephen L. Boyd, chief investment officer for equity investments.

    Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO
      OPERATED?

    A The stock market celebrated a historic year, with the Dow Jones Industrial
      Average and the Standard & Poor's 500 Index up 27.2 percent and 21.0 percent, respectively. This performance capped an equally spectacular decade for the market, with 10-year cumulative returns of 439.3 percent and
430.8 percent, respectively, for the two indices. After a somewhat slow start, the equity market--led by growth and particularly technology stocks--began its ascent in earnest at the end of the first quarter. In April, value stocks briefly took center stage, but investors soon renewed their interest in growth. The end result was a significant disparity between the average return of growth and value stocks for the 12-month reporting period, as demonstrated by the 33.2 percent return for the Russell 1000 Growth Index versus the 7.4 percent return for the Russell 1000 Value Index.

    Although interest rates rose sharply throughout the year, the increases caused only brief stock market corrections in July and October. Even as fears of additional rate increases by the Federal Reserve Board continued through the end of the period, the stock market was relatively unaffected; the economic strength that triggered higher rates failed to cause any appreciable increase in the rate of inflation.

    Q WHAT WAS YOUR STRATEGY FOR MANAGING THE PORTFOLIO IN THIS ENVIRONMENT?

    A In seeking value investments, we continued to focus on companies that we believed were underappreciated by the market and demonstrated a catalyst for positive change. At the same time, we monitored the Portfolio for existing holdings that no longer appeared to meet our value criteria. For example, we decreased or eliminated some of the Portfolio's holdings in the technology area when we believed they had become overvalued or showed signs of disappointing earnings. Throughout the year, we reduced the Portfolio's substantial position in IBM because of concerns that Year 2000 computer problems would weaken mainframe sales. In October, IBM announced an earnings shortfall, so we sold the remaining shares.

    We pursued a similar strategy with Adobe and Oracle, two top contributors to the Portfolio's performance. We initially purchased shares of these leading companies because they were selling at historically low values. After their shares appreciated significantly, we gradually began reducing these holdings, although we maintained positions in each company at the end of the reporting period.

    Despite these reductions, technology stocks contributed heavily to the Portfolio's return and comprised its largest sector at the end of the period. This heightened profile was primarily due to price appreciation among the Portfolio's existing technology stocks, although we added new positions in companies such as Alcatel, Nortel, and Hewlett Packard. Of course, not all the stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well or continue to be owned by the Portfolio in the future.

    Q IN WHAT OTHER AREAS DID YOU SEARCH FOR VALUE?

    A We looked to the utilities and consumer nondurables sectors, both of which trailed the technology sector but experienced favorable returns relative to other value stocks. Within the utilities sector, we sought to take advantage of opportunities in the deregulated energy market. For example, we added to the Portfolio's position in Illinova, an electric utility company, immediately after it announced a merger with Dynegy, a large energy trading company. Overall, this sector contributed moderately to the Portfolio's return.

    Within the consumer nondurables sector, we added a position in Proctor & Gamble because of its prospects for accelerated revenues and earnings growth. This stock performed well, as did Colgate-Palmolive, which announced better-than-expected earnings in the second half of the year. However, the Portfolio's gains in this sector were overshadowed by its position in Philip Morris, which continued to suffer from legal difficulties. We also continued to monitor the progress of bottling companies added to the Portfolio early in the year. To date, these holdings have not met our expectations for appreciation, although they have met several of our criteria.

    Q WERE THERE ANY OTHER DISAPPOINTMENTS IN THE PORTFOLIO?

    A One of the biggest disappointments was the performance of HMO stocks.
      Halfway through the Portfolio's fiscal year, we believed that HMO stocks were due to emerge from a long period of underperformance, as customer rate increases promised to outweigh projected cost increases. This belief was confirmed as holdings in this sector performed well going into the summer. However, the threat of legislation to increase the liability of HMOs and the announcement of class-action lawsuits late in the period caused us to reevaluate holdings in Aetna and United HealthCare. As a result, we sold all of Aetna and more than half of the Portfolio's position in United HealthCare in the second half of the reporting period.

    The financial sector also turned in poor returns because of rising interest rates and earnings deceleration. Regional banks such as FleetBoston Financial were weak, as were larger banks such as Bank of America. Not all financial stocks were disappointing, however. We added to Citigroup, which did well relative to the sector, and enjoyed positive performance from Marsh & McLennan.

    Q TAKING EVERYTHING INTO CONSIDERATION, HOW DID THE PORTFOLIO PERFORM DURING
      THE FISCAL YEAR?

    A Although the majority of the stock market did not participate in the rally that lifted the technology sector, our holdings in technology and other carefully chosen value stocks boosted the Portfolio's return during the fiscal year. As a result, the Portfolio achieved a total return of 12.99 percent(1) for the 12-month period ended December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 21.01 percent and the Russell 1000 Index, which most closely resembles the Portfolio, returned 20.91 percent for the same period.*

    The S&P 500 Index is an unmanaged, broad-based index that reflects the general performance of the stock market, and the Russell 1000 Index is an unmanaged index that reflects the general performance of the 1,000 largest U.S. companies based on total market capitalization. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of comparable future results. Please refer to the chart on page 33 for additional Portfolio performance results.

    Q WHAT IS YOUR OUTLOOK FOR THE PORTFOLIO AND THE MARKET?

    A We expect this challenging market environment to continue in the short term, as investors wait to see what effect higher rates will have on corporate profits and stock valuations. Although we foresee a continuation of the rising interest-rate environment, we look for interest rates to stabilize eventually, bringing some relief to the market in general and providing opportunities for bonds and struggling stock sectors such as finance and utilities to recover. Ultimately, our hope is that value stocks are able to catch up to the narrow band of growth stocks currently dominating the market. In this scenario, we believe our bottom-up analysis and disciplined value criteria will help us uncover fresh investment opportunities for the Growth and Income Portfolio.

---------------

* Since Lipper Analytical Services has reclassified how it categorizes its indices, we will no longer be using Lipper comparisons because we believe the new system is less applicable. As a result, the Lipper Growth and Income Fund Index will not appear in this or future reports. In its place, we have included the Russell 1000 Index, a second index that we believe represents an additional point of comparison for the Portfolio.

 GROWTH AND INCOME PORTFOLIO                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
COMMON STOCKS  87.9%
CONSUMER DISTRIBUTION  2.3%
Federated Department Stores, Inc.
  (a).............................  11,220   $   567,311
Lexmark International Group, Inc.,
  Class A (a).....................   7,100       642,550
                                             -----------
                                               1,209,861
                                             -----------
CONSUMER NON-DURABLES  10.6%
Anheuser-Busch Cos., Inc. ........   9,700       687,487
Benckiser NV, Class B -- ADR
  (Netherlands)...................   5,000       195,000
Colgate-Palmolive Co..............  15,920     1,034,800
Nabisco Holdings Corp., Class A...   3,800       120,175
Pepsi Bottling Group, Inc. .......  39,800       659,188
PepsiCo, Inc. ....................  15,800       556,950
Philip Morris Cos., Inc. .........   6,030       139,821
Procter & Gamble Co. .............   4,400       482,075
Ralston-Ralston Purina Group......  26,820       747,607
Seagram Co. Ltd. .................   9,500       426,906
Unilever NV -- ADR
  (Netherlands)...................   4,050       220,472
Whitman Corp......................  22,480       302,075
                                             -----------
                                               5,572,556
                                             -----------
ENERGY  9.2%
Burlington Resources, Inc. .......   9,700       320,706
Coastal Corp. ....................  16,870       597,831
El Paso Energy Corp. .............  24,790       962,162
Exxon Mobil Corp. ................  14,245     1,147,612
Royal Dutch Petroleum Co. -- ADR
  (Netherlands)...................   9,800       592,287
Schlumberger Ltd. ................   4,500       253,125
Texaco, Inc. .....................  12,700       689,769
Tosco Corp. ......................   8,000       217,500
Transocean Sedco Forex, Inc. .....     871        29,349
                                             -----------
                                               4,810,341
                                             -----------
FINANCE  12.6%
American General Corp. ...........   8,050       610,794
Aon Corp. ........................   8,500       340,000
AXA Financial, Inc. ..............  17,300       586,037
Bank of America Corp. ............   6,900       346,294
Bank of Tokyo-Mitsubishi,
  Ltd. -- ADR (Japan).............  37,510       522,796
Citigroup, Inc. ..................  10,500       583,406
Federal National Mortgage
  Association.....................   6,400       399,600
FleetBoston Financial Corp. ......  21,540       749,861
Franklin Resources, Inc. .........   3,400       109,013
Jefferson-Pilot Corp. ............   6,800       464,100
Lincoln National Corp. ...........   7,200       288,000
Marsh & McLennan Cos., Inc. ......   7,900       755,931
MBIA, Inc. .......................   5,800       306,312
U.S. Bancorp......................     300         7,144
Wachovia Corp. ...................     400        27,200
Washington Mutual, Inc. ..........  18,706       486,356
                                             -----------
                                               6,582,844
                                             -----------

           Description              Shares   Market Value
---------------------------------------------------------
HEALTHCARE  9.1%
American Home Products Corp. .....  21,910   $   864,076
Aventis SA, Warrants -- ADR
  (France)........................   2,079        10,655
Beckman Coulter, Inc..............   9,500       483,312
Bristol-Myers Squibb Co. .........   6,000       385,125
Columbia/HCA Healthcare Corp. ....  26,100       765,056
IMS Health, Inc. .................  13,900       377,906
Lincare Holdings, Inc. (a)........   8,800       305,250
Oxford Health Plans, Inc. (a).....   1,600        20,300
Pharmacia & Upjohn, Inc. .........   8,600       387,000
United HealthCare Corp. ..........   5,600       297,500
Warner-Lambert Co. ...............  10,800       884,925
                                             -----------
                                               4,781,105
                                             -----------
PRODUCER MANUFACTURING  6.5%
Fluor Corp. ......................   3,000       137,625
Honeywell International, Inc. ....   8,020       462,654
Ingersoll-Rand Co. ...............  11,700       644,231
Koninklijke Philips Electronics
  NV -- ADR (Netherlands).........   6,390       862,650
Minnesota Mining & Manufacturing
  Co. ............................  13,300     1,301,738
                                             -----------
                                               3,408,898
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  5.9%
Boise Cascade Corp. ..............   7,900       319,950
Imperial Chemical Industries
  PLC -- ADR (United Kingdom).....   9,740       414,559
International Paper Co. ..........  10,300       581,306
Monsanto Co. .....................   8,900       317,062
Newmont Mining Corp. .............   9,100       222,950
Pall Corp. .......................  18,700       403,219
Sherwin-Williams Co. .............  18,900       396,900
USX-U.S. Steel Group..............  14,000       462,000
                                             -----------
                                               3,117,946
                                             -----------
TECHNOLOGY  19.6%
Adobe Systems, Inc. ..............   6,900       464,025
Alcatel SA -- ADR (France)........  13,700       616,500
Altera Corp. (a)..................   4,400       218,075
Boeing Co. .......................  14,600       606,812
Cadence Design Systems, Inc.
  (a).............................  22,100       530,400
Cisco Systems, Inc. (a)...........   2,500       267,813
Dell Computer Corp. (a)...........   4,300       219,300
Electronic Data Systems Corp. ....   6,900       461,869
EMC Corp. (a).....................   2,500       273,125
Hewlett-Packard Co. ..............   4,200       478,538
Intel Corp. ......................   4,500       370,406
J.D. Edwards & Co. (a)............   7,300       218,088
Legato Systems, Inc. (a)..........   3,200       220,200
Microsoft Corp. (a)...............   1,900       221,825
Motorola, Inc. ...................   8,540     1,257,515
Nippon Telegraph &
  Telephone -- ADR (Japan)........   9,100       783,737
Nortel Networks Corp. ............   7,000       707,000
Oracle Corp. (a)..................   7,100       795,644
SAP AG -- ADR (Germany)...........   2,700       140,569

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

           Description              Shares   Market Value
---------------------------------------------------------
TECHNOLOGY (CONTINUED)
Sun Microsystems, Inc. (a)........   2,700   $   209,081
SunGard Data Systems, Inc. (a)....  18,100       429,875
Texas Instruments, Inc. ..........   5,700       552,187
Xilinx, Inc. (a)..................   5,080       230,981
                                             -----------
                                              10,273,565
                                             -----------
UTILITIES  12.1%
Consolidated Edison, Inc..........   8,000       276,000
DQE, Inc. ........................  14,400       498,600
Edison International..............   8,000       209,500
GPU, Inc. ........................   5,400       161,663
GTE Corp. ........................  13,810       974,468
Illinova Corp. ...................  24,920       865,970
Niagara Mohawk Holdings, Inc.
  (a).............................  58,110       809,908
Northeast Utilities (a)...........  41,000       843,062
NSTAR.............................  19,310       782,055
PECO Energy Co. ..................   9,310       323,523

           Description              Shares   Market Value
---------------------------------------------------------
UTILITIES (CONTINUED)
SBC Communications, Inc. .........   6,500   $   316,875
Sprint Corp.......................   4,390       295,502
                                             -----------
                                               6,357,126
                                             -----------
TOTAL COMMON STOCKS  87.9%................    46,114,242
                                             -----------
CORPORATE BOND  0.2%
Hewlett-Packard Co., LYON, 144A -- Private
  Placement ($125,000 par, yielding
  3.125%, 10/14/17 maturity) (c)..........        86,094
                                             -----------
TOTAL LONG-TERM INVESTMENTS  88.1%
  (Cost $39,886,460)......................    46,200,336
                                             -----------
SHORT-TERM INVESTMENTS  10.9%
REPURCHASE AGREEMENT  9.0%
Warburg Dillon Read ($4,754,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $4,755,030) (b)......................     4,754,000
U.S. GOVERNMENT AGENCY OBLIGATION  1.9%
Federal Home Loan Bank Discount Note
  ($1,000,000 par, yielding 5.574%,
  03/29/00 maturity)......................       986,653
                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,740,653).......................     5,740,653
                                             -----------
TOTAL INVESTMENTS  99.0%
  (Cost $45,627,113)......................    51,940,989
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.0%.......................       520,904
                                             -----------
NET ASSETS  100.0%........................   $52,461,893
                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) Assets segregated for open futures transactions.

(c) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR -- American Depositary Receipt

LYON--Liquid yield option note

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                 STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $45,627,113)........................  $51,940,989
Cash........................................................      543,925
Receivables:
  Investments Sold..........................................       48,719
  Dividends.................................................       41,109
  Variation Margin on Futures...............................        5,100
  Interest..................................................          343
Other.......................................................        3,859
                                                              -----------
      Total Assets..........................................   52,584,044
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................       30,717
  Investment Advisory Fee...................................       15,226
  Distributor and Affiliates................................        3,016
Accrued Expenses............................................       47,886
Trustees' Deferred Compensation and Retirement Plans........       25,306
                                                              -----------
      Total Liabilities.....................................      122,151
                                                              -----------
NET ASSETS..................................................  $52,461,893
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $45,852,112
Net Unrealized Appreciation.................................    6,490,114
Accumulated Net Realized Gain...............................       60,038
Accumulated Undistributed Net Investment Income.............       59,629
                                                              -----------
NET ASSETS..................................................  $52,461,893
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $52,461,893 and 3,419,972 shares
    of beneficial interest issued and outstanding)..........  $     15.34
                                                              ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  639,082
Interest....................................................     224,749
                                                              ----------
    Total Income............................................     863,831
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     258,622
Custody.....................................................      35,989
Shareholder Reports.........................................      24,820
Accounting..................................................      22,684
Trustees' Fees and Related Expenses.........................      18,159
Audit.......................................................      16,790
Legal.......................................................       2,845
Other.......................................................      17,779
                                                              ----------
    Total Expenses..........................................     397,688
    Investment Advisory Fee Reduction.......................      73,947
    Less Credits Earned on Cash Balances....................          64
                                                              ----------
    Net Expenses............................................     323,677
                                                              ----------
NET INVESTMENT INCOME.......................................  $  540,154
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $2,665,293
  Futures...................................................     204,372
                                                              ----------
Net Realized Gain...........................................   2,869,665
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,305,619
                                                              ----------
  End of the Period:
    Investments.............................................   6,313,876
    Futures.................................................     176,238
                                                              ----------
                                                               6,490,114
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,184,495
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $5,054,160
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,594,314
                                                              ==========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                  STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   540,154         $   269,134
Net Realized Gain/Loss......................................      2,869,665            (422,384)
Net Unrealized Appreciation During the Period...............      2,184,495           3,766,083
                                                                -----------         -----------
Change in Net Assets from Operations........................      5,594,314           3,612,833
                                                                -----------         -----------
Distributions from Net Investment Income....................       (745,667)            (18,683)
Distributions from Net Realized Gain........................     (2,344,365)                -0-
                                                                -----------         -----------
Total Distributions.........................................     (3,090,032)            (18,683)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........      2,504,282           3,594,150
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     21,242,526          18,319,408
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      3,090,032              18,683
Cost of Shares Repurchased..................................     (6,605,514)         (1,415,264)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     17,727,044          16,922,827
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................     20,231,326          20,516,977
NET ASSETS:
Beginning of the Period.....................................     32,230,567          11,713,590
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $59,629 and $265,142,
  respectively).............................................    $52,461,893         $32,230,567
                                                                ===========         ===========

                                               See Notes to Financial Statements

 GROWTH AND INCOME PORTFOLIO                                FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
                                   Portfolio
                 outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                          December 23, 1996
                                                           Year Ended December 31          (Commencement of
                                                       ------------------------------   Investment Operations)
                                                       1999(a)    1998         1997      to December 31, 1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.............. $14.481   $12.123      $ 9.970          $10.000
                                                       -------   -------      -------          -------
  Net Investment Income...............................    .190      .120         .072             .011
  Net Realized and Unrealized Gain/Loss...............   1.655     2.254        2.309            (.041)
                                                       -------   -------      -------          -------
Total from Investment Operations......................   1.845     2.374        2.381            (.030)
                                                       -------   -------      -------          -------
Less:
  Distributions from Net Investment Income............    .264      .016         .065              -0-
  Distributions from and in Excess of Net Realized
    Gain..............................................    .722       -0-         .163              -0-
                                                       -------   -------      -------          -------
Total Distributions...................................    .986      .016         .228              -0-
                                                       -------   -------      -------          -------
Net Asset Value, End of the Period.................... $15.340   $14.481      $12.123          $ 9.970
                                                       =======   =======      =======          =======
Total Return*.........................................  12.99%    19.61%       23.90%            (.30%)**
Net Assets at End of the Period (In millions)......... $  52.5   $  32.2      $  11.7          $   0.5
Ratio of Expenses to Average Net Assets*..............    .75%      .75%         .75%             .75%
Ratio of Net Investment Income to Average Net
  Assets*.............................................   1.25%     1.27%        1.19%            4.47%
Portfolio Turnover....................................     96%       70%          96%               0%**
 * If certain expenses had not been assumed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets...............    .92%     1.09%        1.63%           45.97%
Ratio of Net Investment Income/Loss to Average Net
  Assets..............................................   1.08%      .93%         .31%          (40.74%)

** Non-Annualized

(a) Based on average month-end shares outstanding.

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................      (3.37%)
Life-of-Portfolio average annual total return based on
NAV(1)......................................................      10.70%
Commencement date...........................................    07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk-- management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Investing in REITs involves unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for tax-exempt status under the Internal Revenue Code of 1986, as amended. REITs, especially mortgage REITs, are also subject to some interest rate risk (e.g., as interest rates rise, the value of REITs may decline).

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index and the NAREIT (National Association of Real Estate Investment Trusts) Equity Index over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio vs. the Standard & Poor's 500 Index and the NAREIT Equity Index (July 3, 1995, through December 31, 1999)
-----------------------------------
Portfolio's Total Return
1 Year Avg. Annual = -3.37%
Inception Avg. Annual = 10.70%
-----------------------------------
[GRAPH]

                                                VAN KAMPEN LIT-MORGAN     STANDARD & POOR'S 500 INDEX      NAREIT EQUITY INDEX
                                                 STANLEY REAL ESTATE      ---------------------------      -------------------
                                                SECURITIES PORTFOLIO
                                                ---------------------
Jul 1995                                              10000.00                      10000.00                    10000.00
                                                      10200.00                      10274.00                    10000.00
                                                      10290.00                      10270.00                    10120.00
                                                      10490.00                      10746.00                    10241.00
                                                      10190.00                      10693.00                    10417.00
                                                      10310.00                      11132.00                    10194.00
Dec 1995                                              10835.00                      11391.00                    10286.00
                                                      11006.00                      11763.00                    10849.00
                                                      11168.00                      11844.00                    11027.00
                                                      11117.00                      12002.00                    11156.00
                                                      11135.00                      12163.00                    11095.00
                                                      11489.00                      12441.00                    11151.00
Jun 1996                                              11751.00                      12539.00                    11439.00
                                                      11822.00                      11965.00                    11588.00
                                                      12337.00                      12190.00                    11675.00
                                                      12700.00                      12924.00                    12135.00
                                                      13053.00                      13261.00                    12346.00
                                                      13710.00                      14234.00                    12712.00
Dec 1996                                              15226.00                      14000.00                    13291.00
                                                      15278.00                      14858.00                    14672.00
                                                      15494.00                      14946.00                    14839.00
                                                      15296.00                      14377.00                    14809.00
                                                      14758.00                      15217.00                    14778.00
                                                      15306.00                      16108.00                    14373.00
Jun 1997                                              16217.00                      16882.00                    14794.00
                                                      16800.00                      18201.00                    15513.00
                                                      16607.00                      17155.00                    15993.00
                                                      16194.00                      18144.00                    15954.00
                                                      17718.00                      17519.00                    17347.00
                                                      17997.00                      18300.00                    16879.00
Dec 1997                                              18496.00                      18663.00                    17243.00
                                                      17971.00                      18853.00                    17650.00
                                                      18192.00                      20181.00                    17557.00
                                                      18310.00                      21261.00                    17258.00
                                                      18045.00                      21454.00                    17567.00
                                                      17831.00                      21050.00                    16995.00
Jun 1998                                              17594.00                      21961.00                    16876.00
                                                      16703.00                      21706.00                    16761.00
                                                      15123.00                      18542.00                    15673.00
                                                      15954.00                      19781.00                    14194.00
                                                      15024.00                      21369.00                    14997.00
                                                      16168.00                      22633.00                    14719.00
Dec 1998                                              16346.00                      23986.00                    14936.00
                                                      15919.00                      24970.00                    14559.00
                                                      15705.00                      24164.00                    14255.00
                                                      15706.00                      25180.00                    13920.00
                                                      17276.00                      26135.00                    13858.00
                                                      17647.00                      26482.00                    15173.00
Jun 1999                                              17736.00                      26952.00                    15506.00
                                                      17123.00                      26088.00                    15255.00
                                                      16604.00                      25925.00                    14770.00
                                                      16114.00                      25272.00                    14583.00
                                                      15591.00                      26852.00                    14028.00
                                                      15259.00                      27364.00                    13683.00
Dec 1999                                              15795.00                      29027.00                    13460.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

         MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO ANNUAL REPORT

The following is an interview with the portfolio managers of the Van Kampen Life Investment Trust--Morgan Stanley Real Estate Securities Portfolio. The managers are Theodore R. Bigman. and Douglas A. Funke.

Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?

A The REIT market was overshadowed by persistent downward pressure during the year, punctuated with intermittent rallies. After a difficult first quarter, in which we saw a continuation of the negative market conditions from 1998, the REIT market recovered in May in a value-oriented rally. However, the third quarter was marked by declining prices and waning interest from non-dedicated REIT investors. This trend affected much of the domestic equity market as well, where positive stock returns and strong corporate fundamentals were overshadowed by interest-rate fears and narrow market leadership during the same period.
    Fortunately, the fourth quarter brought some relief as value investors renewed their interest in the overlooked REIT market. Buoyed by this interest, the market rallied nearly 10 percent in the last few weeks of the year. However, overall performance was negative for the 12-month period, and REITs ended the year trading at a discount to the underlying value of their assets. As a result, it was generally cheaper to buy real estate on Wall Street (through the ownership of securities) than on Main Street (through the direct ownership of properties).

Q     HOW DID YOU POSITION THE PORTFOLIO DURING THIS TIME?

A Throughout the year, we were encouraged by the strength of the U.S. economy and became more optimistic that this strength would translate into favorable real estate fundamentals. As a result, we continued to shape the
Portfolio with companies that offered attractive fundamental valuations relative to their underlying real estate value. Although the Portfolio's sector weightings changed little from six months ago, we positioned the Portfolio with a bias toward central business district and Southern California office properties and began moving away from grocery-anchored shopping centers. We maintained the Portfolio's overweight position to markets with high barriers to entry, including West Coast apartments and downtown office buildings.
    We continued to upgrade the Portfolio in terms of the quality of properties held by REITs and the management teams. At the same time, we took advantage of price weakness to add to some of the Portfolio's existing positions, including Equity Residential Properties Trust, Arden Realty Trust, and Boston Properties, Inc.. Due to relative valuations, we sold the Portfolio's position in Apartment & Investment Management Company and its position in Regency Realty Corp. after a failed merger.

Q    WHAT WAS THE PORTFOLIO'S PERFORMANCE FOR THE REPORTING PERIOD?

A Due in large part to the negative performance of the sector, the Portfolio's total return was -3.37 percent(1) for the 12-month period ended December 31, 1999. This performance was comparable to the total return of the NAREIT (National Association of Real Estate Investment
Trusts) Equity Index of -4.60 percent over the same period. The NAREIT Index reflects the performance of a broad range of equity REITs of all property types.
    By comparison, the Standard & Poor's 500-Stock Index registered a total return of 21.04 percent in the 12 months ended December 31, 1999. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 43 for additional Portfolio performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKET?

A The prices of public real estate securities continue to decline despite favorable activity in the underlying real estate markets and a corresponding increase in private real estate values. Generally, real estate markets remain in equilibrium as strong levels of demand mute any serious threat of oversupply. High demand was evident at the property level throughout the past year as public companies reported strong cash flow growth and, correspondingly, strong growth in asset value per share.
    Our analysis indicates that property markets generally remain strong, buoyed by the continuation of a strong economy. We anticipate a moderating of this growth, primarily due to a combination of expiring, lower-priced leases being rolled to market and an eventual slowing of the U.S. economy. Moderate growth combined with low price-to-earnings ratios imply the ability for modest stock prices of public real estate companies. In conjunction with high dividend yields, this scenario may result in the sector providing more typical total returns than we've seen in the previous year.

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO        PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

          Description             Shares    Market Value
--------------------------------------------------------
COMMON AND PREFERRED STOCKS  95.0%
APARTMENTS  22.4%
Amli Residential Properties
  Trust.........................   67,700   $  1,366,694
Archstone Communities Trust.....  166,646      3,416,243
AvalonBay Communities, Inc. ....  272,800      9,360,450
Equity Residential Properties
  Trust.........................   60,954      2,601,974
Essex Property Trust, Inc. .....  226,800      7,711,200
Pennsylvania Real Estate
  Investment....................  147,800      2,152,337
Smith (Charles E.) Residential
  Realty, Inc. .................  195,900      6,929,962
                                            ------------
                                              33,538,860
                                            ------------
DEVELOPMENT  4.5%
Atlantic Gulf Communities Corp.
  (a)...........................  426,124         21,306
Atlantic Gulf Communities
  Corp. --
  Preferred Ser B (Convertible
  into 96,770 common shares)
  (a)...........................   55,647        333,882
Atlantic Gulf Communities
  Corp. --
  Preferred Shares,
  144A -- Private Placement (a)
  (b)...........................   79,420        476,520
Atlantic Gulf Communities Corp.
  Warrants, 37,098 shares Class
  A, B and C, expiring 06/23/04
  (a)...........................  111,294          4,452
Atlantic Gulf Communities Corp.
  Warrants,
  74,352 shares Class A, B and
  C,
  expiring 06/24/01,
  144A -- Private Placement (a)
  (b)...........................  223,056          8,922
Brookfield Properties Corp......  553,642      5,813,241
Merry Land Properties, Inc.
  (a)...........................   14,090         73,973
                                            ------------
                                               6,732,296
                                            ------------
HEALTHCARE FACILITIES  0.1%
Meditrust Co. ..................   32,700        179,850
                                            ------------
HOTEL & LODGING  5.1%
Candlewood Hotel Co., Inc.
  (a)...........................   80,000        140,000
Host Marriott Corp..............  201,811      1,664,940
Interstate Hotels Management,
  Inc. (a) .....................   13,575         44,119
Starwood Hotels & Resorts, Class
  B.............................  195,911      4,603,908
Wyndham International, Inc.,
  Class A.......................  380,163      1,116,729
                                            ------------
                                               7,569,696
                                            ------------
MANUFACTURED HOME
COMMUNITIES  6.5%
Chateau Communities, Inc. ......  330,338      8,568,142
Manufactured Home Communities,
  Inc. .........................   48,300      1,174,294
                                            ------------
                                               9,742,436
                                            ------------
OFFICE/INDUSTRIAL  34.6%
Arden Realty, Inc. .............  367,500      7,372,969
Beacon Capital Partners Inc.,
  144A --
  Private Placement (a) (b)
  (c)...........................  271,300      4,247,473
BCP Voting Trust, 144A (a) (b)
  (c)...........................   12,233      1,178,527
Boston Properties, Inc..........   37,000      1,151,625
Brandywine Realty Trust.........  308,700      5,054,962
CarrAmerica Realty Corp.........  266,900      5,638,262

          Description             Shares    Market Value
--------------------------------------------------------
OFFICE/INDUSTRIAL (CONTINUED)
EastGroup Properties, Inc. .....   10,200   $    188,700
Equity Office Properties
  Trust.........................  198,411      4,885,871
Great Lakes REIT, Inc. .........  404,375      5,812,891
Pacific Gulf Properties,
  Inc. .........................  307,600      6,228,900
Prime Group Realty Trust........  323,600      4,914,675
ProLogis Trust..................   15,100        290,675
Trizec Hahn Corp................   60,900      1,027,688
Wellsford Real Properties, Inc.,
  144A -- Private Placement (a)
  (b)...........................  447,242      3,801,557
                                            ------------
                                              51,794,775
                                            ------------
SELF-STORAGE  5.5%
PS Business Parks, Inc. ........  126,920      2,887,430
Public Storage, Inc. ...........  207,438      4,706,250
Shurgard Storage Centers, Inc.,
  Class A.......................   27,800        644,612
                                            ------------
                                               8,238,292
                                            ------------
SHOPPING CENTERS  8.3%
Acadia Realty Trust.............   28,300        130,888
Burnham Pacific Properties,
  Inc. .........................  650,882      6,102,019
Federal Realty Investment
  Trust.........................  189,800      3,570,612
Pan Pacific Retail Properties,
  Inc. .........................  126,100      2,057,006
Philips International Realty
  Corp..........................    5,900         96,981
Ramco-Gershenson Properties
  Trust.........................    2,000         25,250
Vornado Realty Trust............   13,700        445,250
                                            ------------
                                              12,428,006
                                            ------------
SHOPPING MALLS  8.0%
Rouse Co. ......................   26,000        552,500
Simon Property Group, Inc. .....  128,200      2,940,588
Taubman Centers, Inc. ..........  701,742      7,543,726
Urban Shopping Centers, Inc. ...   33,400        905,975
                                            ------------
                                              11,942,789
                                            ------------
TOTAL COMMON AND PREFERRED STOCKS........    142,167,000
CONVERTIBLE CORPORATE OBLIGATIONS  1.2%
Brookfield Properties
  Corp. -- Installment Receipts
  Representing Subordinated Debenture
  ($2,262,000 par, 6.00% Coupon, 02/14/07
  Maturity) (Canada).....................      1,755,068
                                            ------------
TOTAL LONG-TERM INVESTMENTS  96.2%
  (Cost $161,485,448)....................    143,922,068
REPURCHASE AGREEMENT  2.3%
Warburg Dillon Read ($3,475,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $3,475,753)
  (Cost $3,475,000)......................      3,475,000
                                            ------------
TOTAL INVESTMENTS  98.5%
  (Cost $164,960,448)....................    147,397,068
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.5%......................      2,182,201
                                            ------------
NET ASSETS  100.0%.......................   $149,579,269
                                            ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Security values at fair value.

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF ASSETS AND
                                  LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $164,960,448).......................  $147,397,068
Cash........................................................     1,442,104
Receivables:
  Dividends.................................................     1,508,371
  Portfolio Shares Sold.....................................        49,732
  Interest..................................................        47,802
Unamortized Organizational Costs............................           849
Other.......................................................         6,719
                                                              ------------
      Total Assets..........................................   150,452,645
                                                              ------------
LIABILITIES:
Payables:
  Portfolio Shares Repurchased..............................       626,028
  Investment Advisory Fee...................................       118,533
  Distributor and Affiliates................................        26,600
Trustees' Deferred Compensation and Retirement Plans........        52,228
Accrued Expenses............................................        49,987
                                                              ------------
      Total Liabilities.....................................       873,376
                                                              ------------
NET ASSETS..................................................  $149,579,269
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $169,606,644
Accumulated Undistributed Net Investment Income.............     6,546,576
Accumulated Net Realized Loss...............................    (9,008,522)
Net Unrealized Depreciation.................................   (17,565,429)
                                                              ------------
NET ASSETS..................................................  $149,579,269
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $149,579,269 and 12,090,590 shares
    of beneficial interest issued and outstanding)..........  $      12.37
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO         STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $  8,282,018
Interest....................................................       234,014
                                                              ------------
      Total Income..........................................     8,516,032
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,761,084
Custody.....................................................        46,692
Trustees' Fees and Related Expenses.........................        25,783
Shareholder Services........................................        16,996
Legal.......................................................         9,855
Amortization of Organizational Costs........................         1,365
Other.......................................................       121,312
                                                              ------------
      Total Expenses........................................     1,983,087
      Investment Advisory Fee Reduction.....................        39,541
      Less Credits Earned on Cash Balances..................         7,106
                                                              ------------
      Net Expenses..........................................     1,936,440
                                                              ------------
NET INVESTMENT INCOME.......................................  $  6,579,592
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (2,236,925)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    (7,525,146)
                                                              ------------
  End of the Period:
      Investments...........................................   (17,563,380)
      Foreign Currency Translation..........................        (2,049)
                                                              ------------
                                                               (17,565,429)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,040,283)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(12,277,208)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (5,697,616)
                                                              ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES      STATEMENT OF CHANGES IN NET ASSETS
 PORTFOLIO

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................   $  6,579,592        $ 11,836,164
Net Realized Loss...........................................     (2,236,925)         (6,375,125)
Net Unrealized Depreciation During the Period...............    (10,040,283)        (38,598,410)
                                                               ------------        ------------
Change in Net Assets from Operations........................     (5,697,616)        (33,137,371)
                                                               ------------        ------------
Distributions from Net Investment Income....................    (11,849,805)           (453,855)
Distributions from Net Realized Gain........................            -0-          (4,452,811)
                                                               ------------        ------------
Total Distributions.........................................    (11,849,805)         (4,906,666)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........    (17,547,421)        (38,044,037)
                                                               ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     72,449,932          88,276,432
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     11,849,796           4,906,666
Cost of Shares Repurchased..................................   (126,003,752)       (145,715,375)
                                                               ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........    (41,704,024)        (52,532,277)
                                                               ------------        ------------
TOTAL DECREASE IN NET ASSETS................................    (59,251,445)        (90,576,314)
NET ASSETS:
Beginning of the Period.....................................    208,830,714         299,407,028
                                                               ------------        ------------
End of the Period (Including accumulated undistributed net
  investment income of $6,546,576
  and $11,817,690, respectively)............................   $149,579,269        $208,830,714
                                                               ============        ============

                                               See Notes to Financial Statements

 MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO            FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                           July 3, 1995
                                                                                           (Commencement
                                                        Year Ended December 31,            of Investment
                                                 -------------------------------------    Operations) to
                                                  1999      1998      1997      1996     December 31, 1995
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $13.759   $15.846   $14.784   $ 10.74        $10.00
                                                 -------   -------   -------   -------        ------
  Net Investment Income.......................      .676      .781      .464      .217           .20
  Net Realized and Unrealized Gain/Loss.......    (1.150)   (2.597)    2.617     4.117         .6325
                                                 -------   -------   -------   -------        ------
Total from Investment Operations..............     (.474)   (1.816)    3.081     4.334         .8325
                                                 -------   -------   -------   -------        ------
Less:
  Distributions from Net Investment Income....      .913      .025      .470      .199         .0925
  Distributions from Net Realized Gain........       -0-      .246   1.549..      .091           -0-
                                                 -------   -------   -------   -------        ------
Total Distributions...........................      .913      .271     2.019      .290         .0925
                                                 -------   -------   -------   -------        ------
Net Asset Value, End of the Period............   $12.372   $13.759   $15.846   $14.784        $10.74
                                                 =======   =======   =======   =======        ======
Total Return*.................................    (3.37%)  (11.62%)   21.47%    40.53%       8.35%**
Net Assets at End of the Period (In
  millions)...................................   $ 149.6   $ 208.8   $ 299.4   $ 167.5        $  8.6
Ratio of Expenses to Average Net Assets*......     1.10%     1.08%     1.07%     1.10%         2.50%
Ratio of Net Investment Income to Average Net
  Assets*.....................................     3.74%     4.72%     3.42%     5.06%         3.75%
Portfolio Turnover............................       23%      110%      177%       84%           85%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.......     1.13%       N/A       N/A     1.27%         2.90%
Ratio of Net Investment Income to Average Net
  Assets......................................     3.71%       N/A       N/A     4.89%         3.36%

** Non-Annualized

N/A = Not Applicable

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           STRATEGIC STOCK PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................     (.47%)
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................     8.33%
Commencement date...........................................  11/03/97

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk-- management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           STRATEGIC STOCK PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your investments are being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Dow Jones Industrial Average and the Morgan Stanley Capital International (MSCI) U.S.A. Index over time. These indexes are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Strategic Stock Portfolio vs. the Dow Jones Industrial Average and the Morgan Stanley Capital International (MSCI) U.S.A. Index (November 3, 1997, through December 31, 1999)
-----------------------------------
Portfolio's Total Return
1 Year Avg. Annual = -.47%
Inception Avg. Annual = 8.33%
-----------------------------------
[GRAPH]

                                                VAN KAMPEN LIT-STRATEGIC      DOW JONES INDUSTRIAL
                                                     STOCK PORTFOLIO                 AVERAGE                MSCI U.S.A. INDEX
                                                ------------------------      --------------------          -----------------
Nov 1997                                                10000.00                    10000.00                    10000.00
                                                        10290.00                    10194.00                    10472.00
Dec 1997                                                10250.00                    10351.00                    10614.00
                                                        10320.00                    10348.00                    10739.00
                                                        10940.00                    11185.00                    11479.00
Mar 1998                                                11442.00                    11565.00                    12062.00
                                                        11382.00                    11911.00                    12191.00
                                                        11362.00                    11697.00                    11933.00
Jun 1998                                                11262.00                    11814.00                    12433.00
                                                        11282.00                    11723.00                    12297.00
                                                        10161.00                     9949.00                    10572.00
Sep 1998                                                10641.00                    10401.00                    11254.00
                                                        11372.00                    11395.00                    12112.00
                                                        11893.00                    12090.00                    12921.00
Dec 1998                                                11943.00                    12228.00                    13670.00
                                                        11812.00                    12464.00                    14246.00
                                                        11632.00                    12395.00                    13833.00
Mar 1999                                                11897.00                    13087.00                    14394.00
                                                        13396.00                    14428.00                    14899.00
                                                        13143.00                    14122.00                    14538.00
Jun 1999                                                13315.00                    14730.00                    15304.00
                                                        12920.00                    14306.00                    14793.00
                                                        12718.00                    14540.00                    14684.00
Sep 1999                                                12130.00                    13938.00                    14233.00
                                                        12302.00                    14468.00                    15149.00
                                                        12008.00                    14667.00                    15458.00
Dec 1999                                                11887.00                    15557.00                    16521.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                           STRATEGIC STOCK PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Strategic Stock Portfolio. The representatives include John M. Cunniff, senior portfolio manager, Raj Wagle, portfolio manager, and Stephen L. Boyd, chief investment officer for equity investments.

Q   WHAT MARKET FACTORS AFFECTED THE PORTFOLIO LAST YEAR?

A The Dow Jones Industrial Average--perhaps the most widely recognized stock market index--began the reporting period near 9200 and crossed several key milestones in the first half of the year: 10,000 in March and 11,000 in
May. Major fluctuations followed, however, as the index nearly fell back to 10,000 in a difficult third quarter before setting a new record high in December. For value-oriented portfolios such as the Strategic Stock Portfolio, most of the year was challenging because investors continued to prefer growth stocks to value.

Q IN LIGHT OF THESE CONDITIONS, HOW DID YOU SEEK TO MEET THE PORTFOLIO'S OBJECTIVE?

A As always, we use a disciplined strategy to select undervalued stocks of high-quality companies. First, we analyze the Dow, which is composed of 30 blue-chip stocks. Each month, we invest half of the Portfolio's new assets into equal amounts of the 10 Dow stocks with the highest dividend-yields. Investors often refer to this as a "Dogs of the Dow" strategy.

    Next, we review the nearly 370 large-company stocks that comprise the Morgan Stanley Capital International USA Index. We exclude the 30 stocks of the Dow and all utility and financial stocks. The remaining securities are screened for quality factors, such as sales growth, earnings growth, dividend performance, and trading volume. Of the securities that pass our screen, we select the 10 stocks with the highest dividend yields. The other half of the Portfolio's new assets are invested in equal amounts of these 10 stocks each month.

    By limiting our investments to these two indices, we select from a pool of high-quality U.S. companies. Also, because stocks with high dividend-yields tend to be undervalued, our strategy pinpoints companies that could potentially rebound in price. There is, of course, no guarantee of this, and the perceived fair value of these securities may never be realized.

Q   HOW DOES THIS STRATEGY WORK OVER TIME?

A   Every month, we purchase 20 stocks--10 from the Dow and 10 from the
     MSCI-USA Index. As a result, the Portfolio effectively has 12 "baskets" of stocks (one for each month). We sell each basket after 12 months and purchase a new basket of 20 stocks to replace it. It's important to understand that shareholders of the Portfolio don't own just one basket of stocks. Each shareholder owns the whole Portfolio, which contains multiple baskets.

    Through this stock-selection process, the Portfolio is rotated every month to purchase stocks that may be undervalued in the marketplace and sell stocks that have had a full 12 months to potentially rebound to their fair values. It has been our experience that solid, well-established companies do not often languish at reduced valuations. These companies' true worth usually become recognized over time. Our strategy gives each stock at least a 12-month window to achieve its appreciation potential.

Q   WHICH STOCKS MOST HELPED THE PORTFOLIO'S PERFORMANCE?

A The Portfolio's largest holdings and biggest contributors to positive performance were stocks that passed our screens during multiple months and therefore were purchased repeatedly throughout the year. The stocks that most significantly contributed to the total return for the 12-month period included industrial and consumer products manufacturer Minnesota Mining & Manufacturing (3M), clothing retailer Limited, and auto maker General Motors. These companies benefited from strong economic growth during the year.

    Q WHICH STOCKS HINDERED PERFORMANCE?

    A Philip Morris stood out as the largest detractor to performance, as concerns about ongoing litigation in the tobacco industry continued to trouble investors and erode its stock price. Because of the stock's high dividend-yield and low price throughout the year, Philip Morris represented a substantial portion of the Portfolio and therefore had a large negative impact on the Portfolio's return.

    Q HOW DID THE PORTFOLIO PERFORM IN 1999?

    A Because of the generally poor climate for value investments and significant underperformance of the Portfolio's top holding, the Portfolio endured a difficult 12 months. The Portfolio achieved a 12-month total return of -0.47 percent(1) as of December 31, 1999. By comparison, the
Standard & Poor's 500 Index returned 21.04 percent, the Dow Jones Industrial Average returned 27.26 percent, and the MSCI-USA Index returned 22.38 percent for the same period. Past performance does not guarantee future results.

    The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market. The Dow consists of 30 actively traded stocks of well-established, blue-chip companies, and the MSCI-USA Index achieves a 60 percent representation of U.S. market capitalization, as well as 60 percent of the capitalization of each industry group. These indices are statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of the indices. An investment cannot be made directly in an index. Please refer to the chart and footnotes on page 52 for additional performance results.

    Q WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO?

    A Regardless of market conditions, we continue to follow our disciplined stock-selection strategy. Because of dramatic market gains in recent years, stock valuations are at unprecedented levels. A return to historical norms might represent a good sign for the Portfolio, as investors tend to purchase stocks with high dividend-yields during times of market uncertainty. Of course, when this normalization might occur in this growth-driven market is uncertain. In the meantime, we will continue to stick with our discipline and hope for better conditions for the Portfolio in 2000.

 STRATEGIC STOCK PORTFOLIO                              PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

           Description             Shares    Market Value
---------------------------------------------------------
COMMON STOCKS  97.7%
CONSUMER DISTRIBUTION  8.1%
Limited, Inc. ...................   14,650   $   634,528
May Department Stores Co. .......   31,235     1,007,329
Sears Roebuck & Co. .............   13,660       415,776
SYSCO Corp. .....................    5,910       233,814
Too, Inc. (a) ...................    2,911        50,215
TRW, Inc. .......................    1,400        72,713
                                             -----------
                                               2,414,375
                                             -----------
CONSUMER DURABLES  16.4%
Delphi Automotive Systems
  Corp. .........................    9,568       150,696
Eastman Kodak Co. ...............   22,380     1,482,675
General Motors Corp. ............   18,780     1,365,071
Genuine Parts Co. ...............   15,180       376,654
Goodyear Tire & Rubber Co. ......   18,230       513,858
Masco Corp. .....................   12,800       324,800
Maytag Corp. ....................    7,670       368,160
Newell Rubbermaid, Inc. .........   10,770       312,330
                                             -----------
                                               4,894,244
                                             -----------
CONSUMER NON-DURABLES  13.7%
Anheuser-Busch Cos., Inc. .......    4,000       283,500
Avon Products, Inc. .............    9,730       321,090
General Mills, Inc. .............   26,450       945,587
H. J. Heinz Co. .................   12,850       511,591
Philip Morris Cos., Inc. ........   43,030       997,758
Sara Lee Corp. ..................   47,070     1,038,482
                                             -----------
                                               4,098,008
                                             -----------
CONSUMER SERVICES  3.2%
McGraw-Hill, Inc. ...............   14,620       900,958
Service Corp. International .....    7,020        48,701
                                             -----------
                                                 949,659
                                             -----------
ENERGY  9.0%
Chevron Corp. ...................   14,050     1,217,081
Exxon Mobil Corp. ...............   18,370     1,479,933
                                             -----------
                                               2,697,014
                                             -----------
FINANCE  5.3%
J.P. Morgan & Co., Inc. .........   12,470     1,579,014
                                             -----------
HEALTHCARE  1.8%
Abbott Laboratories, Inc. .......   15,060       546,866
                                             -----------

           Description             Shares    Market Value
---------------------------------------------------------
PRODUCER MANUFACTURING  16.9%
Caterpillar, Inc. ...............   27,550   $ 1,296,572
Dana Corp. ......................   13,430       402,061
Deere & Co. .....................    6,620       287,143
Emerson Electric Co. ............    6,710       384,986
Minnesota Mining & Manufacturing
  Co. ...........................   18,140     1,775,452
Parker-Hannifin Corp. ...........    8,000       410,500
Textron, Inc. ...................    5,450       417,947
Xerox Corp. .....................    3,680        83,490
                                             -----------
                                               5,058,151
                                             -----------
RAW MATERIALS/PROCESSING INDUSTRIES  14.6%
Air Products & Chemicals,
  Inc. ..........................   13,160       441,682
E. I. Du Pont de Nemours &
  Co. ...........................   22,650     1,492,069
International Paper Co. .........   14,920       842,047
PPG Industries, Inc. ............    6,280       392,893
Sherwin-Williams Co. ............   57,390     1,205,190
                                             -----------
                                               4,373,881
                                             -----------
TRANSPORTATION  1.7%
Burlington Northern Santa Fe
  Corp. .........................   20,910       507,067
                                             -----------
UTILITIES  7.0%
Bell Atlantic Corp. .............   11,770       724,591
BellSouth Corp. .................    4,760       222,828
SBC Communications, Inc. ........   23,370     1,139,287
                                             -----------
                                               2,086,706
                                             -----------
TOTAL LONG-TERM INVESTMENTS
  (Cost $29,816,792) .....................    29,204,985
REPURCHASE AGREEMENT  1.1%
Warburg Dillon Read ($329,000 par
  collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/99, to be sold on 01/03/00
  at $329,071) (Cost $329,000) ...........       329,000
                                             -----------
TOTAL INVESTMENTS  98.8%
  (Cost $30,145,792) .....................    29,533,985
OTHER ASSETS IN EXCESS OF
  LIABILITIES  1.2% ......................       358,483
                                             -----------
NET ASSETS  100.0% .......................   $29,892,468
                                             ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                   STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $30,145,792)........................  $29,533,985
Cash........................................................      311,973
Receivables:
  Dividends.................................................       73,343
  Interest..................................................           88
Unamortized Organizational Costs............................       22,749
Other.......................................................        1,142
                                                              -----------
      Total Assets..........................................   29,943,280
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        7,862
  Distributor and Affiliates................................        2,717
Accrued Expenses............................................       21,392
Trustees' Deferred Compensation and Retirement Plans........       18,841
                                                              -----------
      Total Liabilities.....................................       50,812
                                                              -----------
NET ASSETS..................................................  $29,892,468
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $29,290,998
Accumulated Net Realized Gain...............................      723,277
Accumulated Undistributed Net Investment Income.............      490,000
Net Unrealized Depreciation.................................     (611,807)
                                                              -----------
NET ASSETS..................................................  $29,892,468
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $29,892,468 and 2,548,299 shares
    of beneficial interest issued and outstanding)..........  $     11.73
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                               STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   642,826
Interest....................................................       34,321
                                                              -----------
    Total Income............................................      677,147
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      137,236
Custody.....................................................       29,067
Accounting..................................................       17,331
Audit.......................................................       16,793
Trustees' Fees and Related Expenses.........................       15,694
Shareholder Services........................................       15,481
Amortization of Organizational Costs........................        8,001
Legal.......................................................        1,732
Other.......................................................        7,622
                                                              -----------
    Total Expenses..........................................      248,957
    Investment Advisory Fee Reduction.......................       69,223
    Less Credits Earned on Overnight Cash Balances..........          122
                                                              -----------
    Net Expenses............................................      179,612
                                                              -----------
NET INVESTMENT INCOME.......................................  $   497,535
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   757,354
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,218,605
  End of the Period.........................................     (611,807)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,830,412)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,073,058)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (575,523)
                                                              ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                    STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   497,535         $   228,843
Net Realized Gain...........................................        757,354              27,796
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (1,830,412)          1,211,770
                                                                -----------         -----------
Change in Net Assets from Operations........................       (575,523)          1,468,409
                                                                -----------         -----------
Distributions from Net Investment Income....................       (236,337)             (6,617)
Distributions from Net Realized Gain........................        (61,873)                -0-
                                                                -----------         -----------
Total Distributions.........................................       (298,210)             (6,617)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       (873,733)          1,461,792
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................     14,861,659          19,135,086
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        295,270               6,375
Cost of Shares Purchased....................................     (5,799,584)         (1,720,599)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........      9,357,345          17,420,862
                                                                -----------         -----------
TOTAL INCREASE IN NET ASSETS................................      8,483,612          18,882,654
NET ASSETS:
Beginning of the Period.....................................     21,408,856           2,526,202
                                                                -----------         -----------
End of Period (Including accumulated undistributed net
  investment income of $490,000 and $228,802,
  respectively).............................................    $29,892,468         $21,408,856
                                                                ===========         ===========

                                               See Notes to Financial Statements

 STRATEGIC STOCK PORTFOLIO                                  FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     November 3, 1997
                                                                                                       (Commencement
                                                                                                       of Investment
                                                          Year Ended             Year Ended           Operations) to
                                                       December 31, 1999      December 31, 1998      December 31, 1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........           $11.932                $10.245                $10.000
                                                            -------                -------                -------
  Net Investment Income..........................              .182                   .113                   .027
  Net Realized and Unrealized Gain/Loss..........             (.236)                 1.586                   .218
                                                            -------                -------                -------
Total from Investment Operations.................             (.054)                 1.699                   .245
                                                            -------                -------                -------
Less:
  Distributions from Net Investment Income.......              .117                   .012                    -0-
  Distributions from Net Realized Gain...........              .031                    -0-                    -0-
                                                            -------                -------                -------
Total Distributions..............................              .148                   .012                    -0-
                                                            -------                -------                -------
Net Asset Value, End of the Period...............           $11.730                $11.932                $10.245
                                                            =======                =======                =======
Total Return*....................................             (.47%)                16.51%                  2.45%**
Net Assets at End of the Period (In millions)....           $  29.9                $  21.4                $   2.5
Ratio of Expenses to Average Net Assets*.........              .65%                   .65%                   .61%
Ratio of Net Investment Income to Average Net
  Assets*........................................             1.81%                  2.01%                  2.67%
Portfolio Turnover...............................               43%                    10%                     0%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been lower
   and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........              .91%                  1.25%                  2.59%
Ratio of Net Investment Income to Average Net
  Assets.........................................             1.55%                  1.41%                   .68%

** Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio(1) ("Asset Allocation"), Comstock Portfolio ("Comstock"), Domestic Income Portfolio(1) ("Domestic Income"), Emerging Growth Portfolio ("Emerging Growth"), Enterprise Portfolio ("Enterprise"), Global Equity Portfolio(1) ("Global Equity"), Government Portfolio(1) ("Government"), Growth and Income Portfolio ("Growth and Income"), Money Market Portfolio(1) ("Money Market"), Morgan Stanley Real Estate Securities Portfolio ("Real Estate") and Strategic Stock Portfolio ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.
    The goals of the Portfolios are as follows: Comstock seeks capital growth and income through investments in equity securities including common and preferred stocks and securities convertible into common and preferred stocks; Emerging Growth seeks capital appreciation by investing principally in common stocks of emerging growth companies; Enterprise seeks capital appreciation by investing principally in common stocks of growth companies; Growth and Income seeks long-term growth of capital and income by investing primarily in income-producing equity securities including common stocks and convertible securities; Real Estate seeks long-term growth of capital by investing principally in securities of companies operating in the real estate industry; and Strategic Stock seeks an above average total return consistent with the preservation of invested capital, by investing primarily in a portfolio of high dividend yielding equity securities included in the Dow Jones Industrial Average or the Morgan Stanley Capital International USA Index.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.
    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

---------------

(1) These Portfolios are included under a separate cover.

                               December 31, 1999
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Emerging Growth, Real Estate and Strategic Stock have reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with each Portfolio's organization in the amount of $6,828, $6,828 and $40,000, respectively per Portfolio. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000, July 2, 2000 and November 4, 2002, respectively. The Adviser has agreed that in the event any of the initial shares of the Portfolios originally purchased by Van Kampen are redeemed during the amortization period, the Portfolios will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at December 31, 1999 for federal income tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                                        EMERGING
                                                         COMSTOCK        GROWTH        ENTERPRISE
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward..................            --              --              --
Expiration dates of capital loss carryforward.......            --              --              --
Amount expiring on 12/31/99.........................            --              --              --
Identified cost.....................................    $1,660,613    $161,852,388    $113,929,111
Gross unrealized appreciation.......................        54,641      99,616,088      61,484,805
Gross unrealized depreciation.......................       145,284         425,133       2,498,135
Net unrealized appreciation/depreciation............       (90,643)     99,190,955      58,986,670

                                                          GROWTH
                                                            AND            REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward..................             --    $  7,806,768             --
Expiration dates of capital loss carryforward.......             --       2006-2007             --
Amount expiring on 12/31/99.........................             --              --             --
Identified cost.....................................    $45,975,629    $166,270,627    $30,487,276
Gross unrealized appreciation.......................      7,894,730       3,745,270      2,021,719
Gross unrealized depreciation.......................      1,929,370      22,618,829      2,975,010
Net unrealized appreciation/depreciation............      5,965,360     (18,873,559)      (953,291)

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, the deferral of losses relating to wash sale transactions and gains recognized for tax purposes on open future positions at December 31, 1999.

                               December 31, 1999
--------------------------------------------------------------------------------

F. DISTRIBUTION OF INCOME AND GAINS--Comstock, Emerging Growth, Enterprise, Growth and Income, Real Estate and Strategic Stock declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified.

                                                                     EMERGING            REAL
                                                                      GROWTH            ESTATE
------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income/Loss........         $ 127,437(a)      $(901)(b)
Accumulated Net Realized Gain/Loss..........................                --           901(b)
Capital.....................................................          (127,437)(a)        --

(a) A permanent difference related to a net operating loss has been reclassified from accumulated net investment loss to capital.
(b) For federal Income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

G. EXPENSE REDUCTIONS--During the year ended December 31, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                                                         GROWTH
                                                 EMERGING                 AND      REAL    STRATEGIC
                                      COMSTOCK    GROWTH    ENTERPRISE   INCOME   ESTATE     STOCK
----------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances...........................   $22        $292       $2,834      $64     $7,106     $122

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Emerging Growth.............................................   .70%
Comstock, Growth and Income
     First $500 million.....................................   .60%
     Over $500 million......................................   .55%
Real Estate.................................................  1.00%
Strategic Stock.............................................   .50%
     First $500 million.....................................   .50%
     Over $500 million......................................   .45%

                               December 31, 1999
--------------------------------------------------------------------------------

    In relation to Real Estate, the Adviser has entered into a subadvisory agreement, dated October 1, 1998, with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.
    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Enterprise, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Comstock....................................................   .95%
Emerging Growth.............................................   .85%
Enterprise..................................................   .60%
Growth and Income...........................................   .75%
Real Estate.................................................  1.10%
Strategic Stock.............................................   .65%

    Other transactions with affiliates during the year ended December 31, 1999 were as follows:

                                                                         EMERGING
                                                              COMSTOCK    GROWTH    ENTERPRISE
----------------------------------------------------------------------------------------------
Accounting..................................................   $22,100   $25,900     $42,900
Shareholder servicing agent's fees..........................     8,800    15,000      15,100
Legal (Skadden Arps)........................................       400     8,200       7,200

                                                               GROWTH
                                                                AND       REAL     STRATEGIC
                                                               INCOME    ESTATE      STOCK
--------------------------------------------------------------------------------------------
Accounting..................................................   $22,700   $66,600    $17,300
Shareholder servicing agent's fees..........................    15,000    15,000     14,900
Legal (Skadden Arps)........................................     2,800     9,900      1,700

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.
    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.
    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.
    At December 31, 1999, Van Kampen owned 100,000 shares of Comstock, 10 shares of Emerging Growth, 54,451 shares of Growth and Income, 10 shares of Real Estate, and 20,000 shares of Strategic Stock.

                               December 31, 1999
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
    For the year ended December 31, 1999, share transactions were as follows:

                                                                          EMERGING
                                                          COMSTOCK         GROWTH       ENTERPRISE
---------------------------------------------------------------------------------------------------
Beginning Shares....................................         100,000(1)    1,477,759      5,518,824
Sales...............................................          70,595       5,233,873      1,916,479
Dividend Reinvestment...............................             838             -0-        445,355
Repurchases.........................................            (194)     (1,011,402)    (1,210,786)
                                                        ------------    ------------    -----------
Ending Shares.......................................         171,239       5,700,230      6,669,872
                                                        ============    ============    ===========
Capital at 12/31/99.................................    $  1,668,635    $163,220,121    $96,272,278
                                                        ============    ============    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................      2,225,645      15,178,156      1,794,237
Sales...............................................      1,413,376       5,498,923      1,206,873
Dividend Reinvestment...............................        209,139         972,091         24,667
Repurchases.........................................       (428,188)     (9,558,580)      (477,478)
                                                        -----------    ------------    -----------
Ending Shares.......................................      3,419,972      12,090,590      2,548,299
                                                        ===========    ============    ===========
Capital at 12/31/99.................................    $45,852,112    $169,606,644    $29,290,998
                                                        ===========    ============    ===========

(1) Portfolio commenced investment operations on April 30, 1999.

    At December 31, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.
    For the year ended December 31, 1998, share transactions were as follows:

                                                                 EMERGING
                                                                  GROWTH       ENTERPRISE
------------------------------------------------------------------------------------------
Beginning Shares............................................        637,815      5,452,063
Sales.......................................................      1,341,978      1,178,203
Dividend Reinvestment.......................................            260         59,530
Repurchases.................................................       (502,294)    (1,170,972)
                                                                -----------    -----------
Ending Shares...............................................      1,477,759      5,518,824
                                                                ===========    ===========
Capital at 12/31/98.........................................    $25,032,872    $70,347,091
                                                                ===========    ===========

                                                        GROWTH AND         REAL         STRATEGIC
                                                          INCOME          ESTATE          STOCK
--------------------------------------------------------------------------------------------------
Beginning Shares....................................        966,202      18,894,267        246,576
Sales...............................................      1,366,787       6,057,194      1,699,551
Dividend Reinvestment...............................          1,387         326,458            557
Repurchases.........................................       (108,731)    (10,099,763)      (152,447)
                                                        -----------    ------------    -----------
Ending Shares.......................................      2,225,645      15,178,156      1,794,237
                                                        ===========    ============    ===========
Capital at 12/31/98.................................    $28,125,068    $211,310,668    $19,933,653
                                                        ===========    ============    ===========

                               December 31, 1999
--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding forward commitment transactions and short-term investments, were:

                                                                    GROWTH
                                      EMERGING                        AND           REAL        STRATEGIC
                        COMSTOCK       GROWTH       ENTERPRISE      INCOME         ESTATE         STOCK
----------------------------------------------------------------------------------------------------------
Purchases............  $1,730,621   $197,028,186   $151,278,655   $49,273,465   $ 40,292,613   $20,576,214
Sales................     417,981     82,187,255    154,408,090    37,306,260     88,414,424    11,302,906

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                                   NUMBER OF CONTRACTS
                                                              ENTERPRISE   GROWTH AND INCOME
--------------------------------------------------------------------------------------------
Outstanding at December 31, 1998............................       0                5
Futures Opened..............................................      46               18
Futures Closed..............................................       0               17
                                                                 ---              ---
Outstanding at December 31, 1999............................      46                6
                                                                 ===              ===

                               December 31, 1999
--------------------------------------------------------------------------------

    The futures contracts outstanding at December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              NUMBER OF   APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------------------
ENTERPRISE
  LONG CONTRACTS
  S&P 500 Index Futures -- Mar 00
     (Current notional value of $371,050 per contract)......     46          $345,142
                                                                 ==          ========
GROWTH AND INCOME
  LONG CONTRACTS
  S&P 500 Index Futures -- Mar 00
     (Current notional value of $371,050 per contract)......      6          $176,238
                                                                 ==          ========

B. FORWARD COMMITMENTS--Real Estate may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with changes in value reflected as a component of unrealized appreciation/depreciation. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. There were no forward bond commitments outstanding as of December 31, 1999.

6. BORROWINGS
In accordance with its investment policies, the Portfolios may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Portfolios, in conjunction with certain other funds of Van Kampen, have entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Portfolio is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Portfolio will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Portfolio incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Kampen Life Investment Trust--Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Comstock Portfolio, Emerging Growth Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Morgan Stanley Real Estate Securities Portfolio and Strategic Stock Portfolio (each a Portfolio of Van Kampen Life Investment Trust, collectively referred to as the "Portfolios") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

 * Closed to new investors
** Open to new investors for a limited time

                        VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY, PH.D.
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
  President

DENNIS J. MCDONNELL*
 Executive Vice President
 and Chief Investment Officer

A. THOMAS SMITH III*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

STEPHEN L. BOYD*
PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR
(MORGAN STANLEY REAL ESTATE
SECURITIES PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105
LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

The following represents the percentage of 1999 income distributions paid by the designated fund which qualify for the 70% dividends received deduction for corporations:
Comstock Portfolio......................................................  35.90%
Enterprise Portfolio.................................................... 100.00%
Growth and Income Portfolio.............................................  53.73%
Strategic Stock Portfolio...............................................  99.97%
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during its taxable year ended December 31, 1999.

                                       20% RATE GAIN
              PORTFOLIO                DISTRIBUTION
----------------------------------------------------
Enterprise...........................   $9,117,357
Growth and Income....................    1,686,660
Strategic Stock......................       20,287

                          RESULTS OF SHAREHOLDER VOTES

  A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.
--------------------------------------------------------------------------------

                                                Emerging                   Growth        Real      Strategic
           # of Shares               Comstock    Growth     Enterprise   and Income     Estate       Stock
------------------------------------------------------------------------------------------------------------
1)  With regard to the election of the following trustees
by shareholders:
  J. Miles Branagan
In Favor..........................   131,857    3,775,180   6,226,235    3,126,036    11,259,746   2,384,516
Withheld..........................        --       79,096     114,269       10,151       433,769      46,820
  Jerry D. Choate
In Favor..........................   131,857    3,775,363   6,221,332    3,126,036    11,278,498   2,383,627
Withheld..........................        --       78,912     119,172       10,151       415,017      47,710
  Linda Hutton Heagy
In Favor..........................   131,857    3,775,863   6,226,235    3,126,036    11,277,188   2,384,516
Withheld..........................        --       78,412     114,269       10,151       416,327      46,820
  R. Craig Kennedy
In Favor..........................   131,857    3,775,863   6,225,717    3,126,036    11,286,222   2,384,516
Withheld..........................        --       78,412     114,787       10,151       407,292      46,820
  Mitchell M. Merin
In Favor..........................   131,857    3,774,842   6,225,717    3,126,036    11,280,602   2,384,516
Withheld..........................        --       79,433     114,787       10,151       412,913      46,820
  Jack E. Nelson
In Favor..........................   131,857    3,775,863   6,225,717    3,126,036    11,282,244   2,384,516
Withheld..........................        --       78,412     114,787       10,151       411,271      46,820
  Richard F. Powers, III
In Favor..........................   131,857    3,774,842   6,224,582    3,121,117    11,279,132   2,384,516
Withheld..........................        --       79,433     115,921       15,069       414,382      46,820
  Philip B. Rooney
In Favor..........................   131,857    3,775,863   6,226,235    3,123,612    11,285,269   2,369,104
Withheld..........................        --       78,412     114,269       12,575       408,246      62,232
  Fernando Sisto
In Favor..........................   131,857    3,759,564   6,211,047    3,123,612    11,252,849   2,384,516
Withheld..........................        --       94,712     129,457       12,575       440,666      46,820
  Wayne W. Whalen
In Favor..........................   131,857    3,775,863   6,225,152    3,121,117    11,281,552   2,384,516
Withheld..........................        --       78,412     115,352       15,069       411,962      46,820
  Suzanne H. Woolsey
In Favor..........................   131,857    3,775,863   6,221,332    3,120,772    11,275,765   2,384,516
Withheld..........................        --       78,412     119,172       15,414       417,750      46,820
  Paul G. Yovovich
In Favor..........................   131,857    3,775,456   6,227,436    3,123,129    11,279,375   2,367,029
Withheld..........................        --       78,819     113,068       13,057       414,140      64,307
2)  With regard to the ratification of
  PricewaterhouseCoopers LLP to act
    as independent public accountants for the Portfolio:
In Favor..........................   131,857    3,780,401   6,147,254    3,071,900    11,239,458   2,336,097
Against...........................        --       15,308      14,459       14,756       136,985       3,575
Abstaining........................        --       58,567     178,790       49,531       317,071      91,664

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                               TABLE OF CONTENTS

Letter to Policyholders..........................  1
Economic Snapshot................................  2
Asset Allocation Portfolio Performance Results...  3
  Performance in Perspective.....................  4
  Portfolio Management Review....................  5
  Portfolio of Investments.......................  7
  Statement of Assets and Liabilities............ 11
  Statement of Operations........................ 12
  Statement of Changes in Net Assets............. 13
  Financial Highlights........................... 14
Domestic Income Portfolio Performance Results.... 15
  Performance in Perspective..................... 16
  Portfolio Management Review.................... 17
  Portfolio of Investments....................... 19
  Statement of Assets and Liabilities............ 21
  Statement of Operations........................ 22
  Statement of Changes in Net Assets............. 23
  Financial Highlights........................... 24
Global Equity Portfolio Performance Results...... 25
  Performance in Perspective..................... 26
  Portfolio Management Review.................... 27
  Portfolio of Investments....................... 29
  Statement of Assets and Liabilities............ 31
  Statement of Operations........................ 32
  Statement of Changes in Net Assets............. 33
  Financial Highlights........................... 34
Government Portfolio Performance Results......... 35
  Performance in Perspective..................... 36
  Portfolio Management Review.................... 37
  Portfolio of Investments....................... 39
  Statement of Assets and Liabilities............ 40
  Statement of Operations........................ 41
  Statement of Changes in Net Assets............. 42
  Financial Highlights........................... 43
Money Market Portfolio Management Review......... 44
  Portfolio of Investments....................... 46
  Statement of Assets and Liabilities............ 47
  Statement of Operations........................ 48
  Statement of Changes in Net Assets............. 49
  Financial Highlights........................... 50
Notes to Financial Statements.................... 51
Report of Independent Accountants................ 59

NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                            LETTER TO POLICYHOLDERS

January 20, 2000

Dear Policyholder,

    As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

    Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

    Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

    - INVESTING FOR THE LONG-TERM

    - BASING INVESTMENT DECISIONS ON SOUND RESEARCH

    - BUILDING A DIVERSIFIED PORTFOLIO

    - BELIEVING IN THE VALUE OF PROFESSIONAL INVESTMENT ADVICE

    While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.
Sincerely,


/s/ Richard F. Powers, III                      /s/ Dennis J. McDonnell
Richard F. Powers, III                          Dennis J. McDonnell
Chairman                                        President
Van Kampen Asset Management Inc.                Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

ECONOMIC GROWTH

    The nation's brisk rate of economic growth continued throughout 1999, bringing the United States to the verge of its longest economic expansion on record. High levels of consumer spending, a host of new jobs, and increasing productivity kept the economy strong. Gross domestic product, the primary measure of economic growth, increased 4.2 percent for the year, including an impressive annualized rate of 5.7 percent for the third quarter and 5.8 percent in the fourth quarter.

EMPLOYMENT

    The job market remained vibrant throughout the year, with more than 2.7 million U.S. jobs created in 1999. In addition, unemployment dropped to 4.1 percent in October--its lowest rate in three decades. With jobs plentiful and wages on the rise, most Americans were optimistic about the future. At the end of the year the consumer confidence index hit its highest level since 1968. Although wage pressures caused some concerns about the potential erosion of corporate profits, productivity gains helped keep those concerns muted through the end of the year.

INFLATION AND INTEREST RATES

    Although the Consumer Price Index continued to reflect historically low inflation--rising only 2.7 percent during 1999--concerns about future increases in inflation were prevalent throughout the reporting period. The Federal Reserve Board remained active in guarding against inflation and trying to temper economic growth. The Fed reversed its three interest-rate cuts from the fall of 1998 by raising rates in June, August, and November 1999.

                          U.S. GROSS DOMESTIC PRODUCT
                      Seasonally Adjusted Annualized Rates
                 Third Quarter 1997 through Fourth Quarter 1999
[BAR GRAPH]

97Q3                                                                               4
97Q4                                                                              3.1
98Q1                                                                              6.7
98Q2                                                                              2.1
98Q3                                                                              3.8
98Q4                                                                              5.9
99Q1                                                                              3.7
99Q2                                                                              1.9
99Q3                                                                              5.7
99Q4                                                                              5.8

    Source: Bureau of Economic Analysis

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           ASSET ALLOCATION PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................     4.94%
Five-year average annual total return based on NAV(1).......    17.21%
Ten-year average annual total return based on NAV(1)........    12.29%
Life-of-Portfolio average annual total return based on
NAV(1)......................................................    11.58%
Commencement date...........................................  06/30/87

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying fund or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; credit risk--an issuer's ability to make timely payments of interest and principal; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           ASSET ALLOCATION PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:
    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.
    The following graph compares your Portfolio's performance to that of the Standard & Poor's 500 Index and the Lipper Flexible Portfolio Fund Index* over time. These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Asset Allocation Portfolio vs. the Standard & Poor's 500 Index and the Lipper Flexible Portfolio Fund Index* (December 31, 1989, through December 31, 1999)
[LINE GRAPH]
------------------------------
Portfolio's Total Return
1 Year Avg. Annual  =  4.94%
5 Year Avg. Annual  = 17.21%
10 Year Avg. Annual = 12.29%
------------------------------

                                                VAN KAMPEN LIT-ASSET                                    LIPPER FLEXIBLE PORTFOLIO
                                                ALLOCATION PORTFOLIO      STANDARD & POOR'S 500 INDEX          FUND INDEX*
                                                --------------------      ---------------------------   -------------------------
Dec 1989                                              10000.00                      10000.00                    10000.00
                                                       9582.00                       9312.00                     9644.00
                                                       9684.00                       9391.00                     9726.00
                                                       9614.00                       9698.00                     9832.00
                                                       9545.00                       9437.00                     9632.00
                                                      10214.00                      10305.00                    10133.00
                                                      10223.00                      10305.00                    10170.00
                                                      10335.00                      10251.00                    10181.00
                                                       9712.00                       9284.00                     9672.00
                                                       9461.00                       8895.00                     9461.00
                                                       9443.00                       8836.00                     9454.00
                                                       9889.00                       9365.00                     9861.00
Dec 1990                                              10189.00                       9689.00                    10093.00
                                                      10345.00                      10091.00                    10458.00
                                                      10824.00                      10770.00                    10955.00
                                                      11058.00                      11091.00                    11165.00
                                                      11019.00                      11095.00                    11208.00
                                                      11391.00                      11523.00                    11535.00
                                                      11019.00                      11066.00                    11175.00
                                                      11381.00                      11563.00                    11537.00
                                                      11714.00                      11790.00                    11841.00
                                                      11772.00                      11658.00                    11870.00
                                                      11968.00                      11796.00                    12060.00
                                                      11704.00                      11278.00                    11800.00
Dec 1991                                              12945.00                      12628.00                    12814.00
                                                      12699.00                      12376.00                    12744.00
                                                      12892.00                      12495.00                    12884.00
                                                      12581.00                      12310.00                    12609.00
                                                      12562.00                      12653.00                    12637.00
                                                      12755.00                      12666.00                    12791.00
                                                      12573.00                      12545.00                    12657.00
                                                      13034.00                      13038.00                    13036.00
                                                      12830.00                      12726.00                    12910.00
                                                      13109.00                      12940.00                    13062.00
                                                      13270.00                      12967.00                    13063.00
                                                      13689.00                      13359.00                    13351.00
Dec 1992                                              13888.00                      13588.00                    13539.00
                                                      14040.00                      13684.00                    13766.00
                                                      14168.00                      13828.00                    13799.00
                                                      14436.00                      14180.00                    14090.00
                                                      14064.00                      13820.00                    13945.00
                                                      14404.00                      14133.00                    14228.00
                                                      14486.00                      14247.00                    14337.00
                                                      14485.00                      14171.00                    14391.00
                                                      14908.00                      14659.00                    14881.00
                                                      15049.00                      14614.00                    14936.00
                                                      14890.00                      14897.00                    15153.00
                                                      14533.00                      14705.00                    14943.00
Dec 1993                                              14958.00                      14952.00                    15263.00
                                                      15440.00                      15438.00                    15679.00
                                                      15022.00                      14974.00                    15336.00
                                                      14401.00                      14390.00                    14721.00
                                                      14515.00                      14555.00                    14779.00
                                                      14413.00                      14736.00                    14831.00
                                                      14172.00                      14451.00                    14520.00
                                                      14540.00                      14906.00                    14865.00
                                                      14832.00                      15467.00                    15286.00
                                                      14401.00                      15157.00                    15020.00
                                                      14439.00                      15474.00                    15129.00
                                                      14210.00                      14863.00                    14765.00
Dec 1994                                              14411.00                      15155.00                    14855.00
                                                      14815.00                      15523.00                    14972.00
                                                      15306.00                      16083.00                    15407.00
                                                      15623.00                      16626.00                    15733.00
                                                      15930.00                      17091.00                    16028.00
                                                      16652.00                      17711.00                    16537.00
                                                      16941.00                      18208.00                    16877.00
                                                      17374.00                      18786.00                    17316.00
                                                      17518.00                      18780.00                    17463.00
                                                      17995.00                      19650.00                    17782.00
                                                      17879.00                      19552.00                    17651.00
                                                      18558.00                      20355.00                    18167.00
Dec 1995                                              18930.00                      20829.00                    18360.00
                                                      19402.00                      21509.00                    18715.00
                                                      19272.00                      21858.00                    18813.00
                                                      19499.00                      21946.00                    18946.00
                                                      19708.00                      22241.00                    19231.00
                                                      19757.00                      22749.00                    19475.00
                                                      19890.00                      22929.00                    19445.00
                                                      19426.00                      21880.00                    18841.00
                                                      19658.00                      22291.00                    19167.00
                                                      20255.00                      23632.00                    19892.00
                                                      20637.00                      24249.00                    20252.00
                                                      21665.00                      26029.00                    21233.00
Dec 1996                                              21556.00                      25599.00                    20949.00
                                                      21860.00                      27169.00                    21553.00
                                                      21936.00                      27330.00                    21523.00
                                                      21381.00                      26290.00                    20873.00
                                                      21808.00                      27826.00                    21420.00
                                                      22759.00                      29456.00                    22330.00
                                                      23283.00                      30870.00                    22988.00
                                                      24699.00                      33282.00                    24281.00
                                                      24330.00                      31370.00                    23518.00
                                                      25397.00                      33179.00                    24514.00
                                                      25087.00                      32035.00                    23999.00
                                                      25669.00                      33463.00                    24433.00
Dec 1997                                              26259.00                      34128.00                    24771.00
                                                      26567.00                      34474.00                    24918.00
                                                      27449.00                      36903.00                    26126.00
                                                      28331.00                      38878.00                    27008.00
                                                      28468.00                      39231.00                    27177.00
                                                      28241.00                      38493.00                    26905.00
                                                      28513.00                      40158.00                    27424.00
                                                      27923.00                      39692.00                    27139.00
                                                      25970.00                      33905.00                    24474.00
                                                      27355.00                      36171.00                    25448.00
                                                      28422.00                      39076.00                    26654.00
                                                      29535.00                      41386.00                    27749.00
Dec 1998                                              30374.00                      43861.00                    28862.00
                                                      31010.00                      45660.00                    29418.00
                                                      29784.00                      44186.00                    28607.00
                                                      30246.00                      46043.00                    29320.00
                                                      30826.00                      47790.00                    30181.00
                                                      30458.00                      46597.00                    29652.00
                                                      30878.00                      49283.00                    30516.00
                                                      30511.00                      47704.00                    29974.00
                                                      30327.00                      47406.00                    29701.00
                                                      30065.00                      46212.00                    29378.00
                                                      30930.00                      49102.00                    30151.00
                                                      31114.00                      50038.00                    30479.00
Dec 1999                                              31875.00                      53078.00                    31689.00

The above chart reflects the performance of Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

* Although Lipper Analytical Services has reclassified how it categorizes its indices, we are continuing to refer to the Lipper Flexible Portfolio Fund Index because we believe it remains an applicable point of comparison for the Fund.

                          PORTFOLIO MANAGEMENT REVIEW

                           ASSET ALLOCATION PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Asset Allocation Portfolio. The representatives consist of John Cunniff, senior portfolio manager; Kelly Gilbert, Tom Copper, and Raj Wagle, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments.

   Q CAN YOU DESCRIBE THE STOCK AND BOND MARKET ENVIRONMENTS FOR THE PORTFOLIO DURING THE REPORTING PERIOD?

   A The Dow Jones Industrial Average--perhaps the country's most widely recognized stock market index--began the reporting period near 9200 and crossed several key milestones in the first half of the year: 10,000 in
March and 11,000 in May. Major fluctuations followed, however, as the index nearly fell back to 10,000 in the difficult third quarter before once again lifting to a record high late in December. Although many growth stocks--particularly in the technology area--continued their strong results during most of the year, it was, in fact, a "narrow" stock market propelled by the stellar performance of only a handful of stocks.
    Conditions were much less favorable for the fixed-income market--yield spreads widened through the summer as the Fed implemented two rate hikes of 0.25 percent each. The results seemed to soothe investors, and spreads began to narrow in early September. This narrowing trend continued until November, when investors grew concerned about the potential effects of year 2000 problems on corporate bond issuance and liquidity. However, a third Fed hike and a lower-than-expected new issuance calendar ushered in a relatively smooth ending to a volatile and difficult year for the fixed-income market.

   Q  GIVEN THIS ENVIRONMENT, HOW DID YOU MANAGE THE PORTFOLIO?

   A The Portfolio seeks to provide high total return consistent with prudent investment risk through investments in stocks, bonds, and money-market securities. In seeking to achieve this goal, we first decide how we want to allocate the Portfolio's assets based on performance expectations for stocks, bonds, and cash. After determining the asset allocation, we generally invest the stock portion of the Portfolio in large, well-established companies with above-average growth rates. We select bonds based on a combination of their income components and capital-appreciation potential.
    During 1999 we reduced the Portfolio's exposure to the stock market and added to cash and bonds. As of December 31, the asset allocation was approximately 48 percent stocks, 36 percent bonds, and 16 percent cash. (The allocation at the start of 1999 was 60 percent stocks, 30 percent bonds, and 10 percent cash.) We made this change based on the results of our asset allocation model, which, in response to the rise in both the stock market and interest rates during the reporting period, recommended a relatively conservative asset allocation. This hurt the Portfolio's performance because the stock market rose even more and bond prices fell after we shifted to the more cautious mix.

   Q  WHICH STOCKS SUPPORTED THE PORTFOLIO'S PERFORMANCE?

   A As we mentioned, technology stocks as a group were extremely successful during the reporting period, and most of the Portfolio's best-performing stocks were in this area. As new technologies such as the Internet continue to enhance business productivity, companies are spending freely to upgrade their existing systems.
    The Portfolio's top three contributors to performance--Oracle (database management software), Cisco Systems (maker of essential computer-networking products), and Microsoft (consumer and business software manufacturer)--were each well positioned to take advantage of these trends. Keep in mind that not all stocks in the Portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

   Q  DID ANY STOCKS HURT THE PORTFOLIO?

   A Philip Morris stood out overwhelmingly as the largest detractor to the Portfolio's performance, as concerns about ongoing litigation in the tobacco industry continued to trouble investors. The stock's price fell throughout the reporting period, declining very sharply in October after an unfavorable judgment by a Florida court. Despite the risk of continued litigation for Philip Morris, we believe the stock may provide an attractive total return going forward. As a result, we continue to own the stock in the Portfolio.

   Q  HOW DID YOU MANAGE THE BOND PORTION OF THE PORTFOLIO?

   A To maintain diversification, enhance liquidity, and seek to reduce risk, we continued to allocate the Portfolio's bond assets across a variety of sectors within the corporate bond market. We continued to focus on investment-grade securities (bonds rated BBB or higher) with maturities of 10 to 30 years.
    The duration of the Portfolio is currently 6.06 years. This duration, which is minimally longer than our benchmark, reflects essentially neutral position on interest rates. Duration is a measurement used to quantify the sensitivity of a bond's price to changes in interest rates. Typically, portfolios with longer durations have performed better when rates are declining, and portfolios with shorter durations have performed better when interest rates are rising.

   Q  HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?

   A Because of the stock market's healthy performance and the rise in interest rates (environments of rising interest rates are typically unfavorable for bonds), the Portfolio's conservative asset allocation hindered performance. The Portfolio achieved a 12-month total return of 4.94 percent(1) as of December 31, 1999. By comparison, the Standard & Poor's 500 Index returned 21.04 percent, and the Lipper Flexible Portfolio Fund Index, which more closely resembles the Portfolio, returned 9.80 percent. The S&P 500 Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Flexible Portfolio Fund Index reflects the average performance of the 30 largest flexible portfolio funds.
    These indices are statistical composites that don't include any commissions or sales charges that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index. Past performance doesn't guarantee future results. Please refer to the chart and footnotes on page 3 for additional Portfolio performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE PORTFOLIO FOR THE NEXT SIX MONTHS?

   A Our outlook depends partly on whether the Federal Reserve increases interest rates again soon. Although recent rate increases haven't had a substantially adverse effect on stock prices, another one could be more consequential. We're also keeping our eye on stock valuations, because the higher they get, the greater the negative result on the market if investors were to lose their enthusiasm for growth stocks. Because of these risks, we continue to believe that maintaining current asset allocation--which includes a significant percentage of bond investments and cash--is the best approach for the Portfolio.

 ASSET ALLOCATION PORTFOLIO                            PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
COMMON STOCKS  47.2%
CONSUMER DISTRIBUTION  3.1%
Albertson's, Inc. .............      1,000   $    32,250
Best Buy Co., Inc. (a).........      1,900        95,356
Circuit City Stores-Circuit
  City Group...................      3,400       153,212
Dayton Hudson Corp. ...........        700        51,406
Federated Department Stores,
  Inc. (a).....................      1,600        80,900
Home Depot, Inc. ..............      1,800       123,413
Kmart Corp. (a)................      7,200        72,450
Kroger Co. (a).................      2,300        43,413
Lexmark International Group,
  Inc., Class A (a)............      1,300       117,650
Lowe's Cos., Inc. .............        200        11,950
May Department Stores Co. .....      4,250       137,062
Safeway, Inc. (a)..............        900        32,006
Sears Roebuck & Co. ...........      1,500        45,656
TJX Cos., Inc. ................      3,000        61,313
Tricon Global Restaurants, Inc.
  (a)..........................      2,500        96,563
Wal-Mart Stores, Inc. .........      7,500       518,437
                                             -----------
                                               1,673,037
                                             -----------
CONSUMER DURABLES  1.0%
Delphi Automotive Systems
  Corp. .......................      2,488        39,186
Ford Motor Co. ................      5,100       272,531
General Motors Corp. ..........      1,650       119,935
Whirlpool Corp. ...............      1,300        84,581
                                             -----------
                                                 516,233
                                             -----------
CONSUMER NON-DURABLES  3.2%
Anheuser Busch Cos., Inc. .....      2,300       163,012
Coca Cola Co. .................      2,050       119,412
General Mills, Inc. ...........      3,500       125,125
Jones Apparel Group, Inc.
  (a)..........................      1,800        48,825
Kimberly-Clark Corp. ..........      3,500       228,375
Loews Corp. ...................        800        48,550
Pepsi Bottling Group, Inc. ....      3,400        56,313
PepsiCo, Inc. .................      5,500       193,875
Philip Morris Cos., Inc. ......      8,800       204,050
Procter & Gamble Co. ..........      3,500       383,469
Tommy Hilfiger Corp. (a).......      2,200        51,288
Tyson Foods, Inc., Class A.....      4,900        79,625
                                             -----------
                                               1,701,919
                                             -----------
CONSUMER SERVICES  1.6%
Brinker International, Inc.
  (a)..........................      3,800        91,200
CBS Corp. (a)..................      1,600       102,300
Comcast Corp., Class A.........      1,000        50,563
Cox Communications, Inc.,
  Class A (a)..................      1,850        95,275
Darden Restaurants, Inc. ......      3,500        63,438
Harrah's Entertainment, Inc.
  (a)..........................      4,700       124,256
Infinity Broadcasting Corp.,
  (a)..........................        800        28,950
New York Times Co., Class A....      1,500        73,687
Time Warner, Inc. .............      2,900       210,069
                                             -----------
                                                 839,738
                                             -----------
ENERGY  3.2%
Apache Corp. ..................      2,000        73,875
Ashland, Inc. .................      1,700        55,994

          Description             Shares     Market Value
---------------------------------------------------------
ENERGY (CONTINUED)
Chevron Corp. .................      1,300   $   112,612
Coastal Corp. .................      4,000       141,750
Columbia Energy Group..........        600        37,950
El Paso Energy Corp. ..........      1,800        69,862
Enron Corp. ...................      1,300        57,687
Exxon Mobil Corp. .............      8,572       690,582
McDermott International,
  Inc. ........................      3,400        30,813
Phillips Petroleum Co. ........      1,650        77,550
Royal Dutch Petroleum Co.-- ADR
  (Netherlands)................      2,400       145,050
Texaco, Inc. ..................        900        48,881
Ultramar Diamond Shamrock
  Corp. .......................      2,200        49,913
USX-- Marathon Group...........      5,600       138,250
                                             -----------
                                               1,730,769
                                             -----------
FINANCE  6.4%
Allstate Corp. ................      1,500        36,000
Ambac Financial Group, Inc. ...      1,200        62,625
American Express Co. ..........        550        91,437
American General Corp. ........      1,200        91,050
American International Group,
  Inc. ........................      1,946       210,411
Bank One Corp. ................      5,434       174,228
BankAmerica Corp. .............      3,781       189,759
Charles Schwab Corp. ..........      1,500        57,563
Chase Manhattan Corp. .........      2,500       194,219
CIGNA Corp. ...................      1,000        80,562
Citigroup, Inc. ...............     10,225       568,127
Conseco, Inc. .................      4,000        71,500
Countrywide Credit Industries,
  Inc. ........................      2,900        73,225
Federal Home Loan Mortgage
  Corp. .......................      1,800        84,712
Federal National Mortgage
  Association..................      4,500       280,969
First Union Corp. .............      2,400        78,750
FleetBoston Financial Corp. ...      5,331       185,585
Lehman Brothers Holdings,
  Inc. ........................      2,000       169,375
Lincoln National Corp. ........      1,800        72,000
MBNA Corp. ....................      3,100        84,475
Mellon Financial Corp. ........      1,500        51,094
Merrill Lynch & Co., Inc. .....      1,100        91,850
MGIC Investment Corp. .........      1,400        84,262
Nationwide Financial Services,
  Inc., Class A................      1,000        27,938
Providian Financial Corp. .....      1,900       173,019
Radian Group, Inc. ............      1,200        57,300
Washington Mutual, Inc. .......      2,200        57,200
Wells Fargo & Co. .............        300        12,131
                                             -----------
                                               3,411,366
                                             -----------
HEALTHCARE  4.4%
Abbott Laboratories, Inc. .....      2,700        98,044
Aetna, Inc. ...................      1,200        66,975
Amgen, Inc. (a)................      4,200       252,262
Baxter International, Inc. ....        600        37,688
Bristol-Myers Squibb Co. ......      5,800       372,287
Johnson & Johnson..............      3,900       363,187
Merck & Co., Inc. .............      4,800       321,900
Pacificare Health Systems,
  Class A (a)..................        500        26,500

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

          Description             Shares     Market Value
---------------------------------------------------------
HEALTHCARE (CONTINUED)
Pfizer, Inc. (a)...............      8,400   $   272,475
Pharmacia & Upjohn, Inc. (a)...        400        18,000
Schering-Plough Corp. (a)......      1,300        54,844
Tenet Healthcare Corp. (a).....      1,300        30,550
United HealthCare Corp. .......      1,700        90,312
Warner-Lambert Co. ............      3,600       294,975
Wellpoint Health Networks,
  Inc., Class A (a)............      1,000        65,938
                                             -----------
                                               2,365,937
                                             -----------
PRODUCER MANUFACTURING  3.1%
Cummins Engine Co., Inc. ......      1,700        82,131
General Electric Co. ..........      6,900     1,067,775
Johnson Controls, Inc. ........      1,600        91,000
Minnesota Mining &
  Manufacturing Co. ...........      1,100       107,662
Navistar International Corp.
  (a)..........................      2,300       108,962
Parker-Hannifin Corp. .........        600        30,788
Rockwell International
  Corp. .......................        800        38,300
TRW, Inc. .....................      1,400        72,713
United Technologies Corp. .....        690        44,850
                                             -----------
                                               1,644,181
                                             -----------
RAW MATERIALS/PROCESSING
  INDUSTRIES  1.6%
Corus Group PLC-- ADR (United
  Kingdom).....................      2,300        59,513
Dow Chemical Co. ..............      1,400       187,075
E.I. Du Pont de Nemours &
  Co. .........................      3,150       207,506
Freeport-McMoRan Copper & Gold,
  Inc., Class B (a)............      1,200        25,350
Mead Corp. ....................      2,700       117,281
Praxair, Inc. .................      1,600        80,500
Transocean Sedco Forex,
  Inc. ........................      2,100        70,744
Union Carbide Corp. ...........        400        26,700
USX-U.S. Steel Group...........      2,200        72,600
                                             -----------
                                                 847,269
                                             -----------
TECHNOLOGY  14.5%
Adaptec, Inc. (a)..............        900        44,888
ADC Telecommunications, Inc.
  (a)..........................      1,300        94,331
Alcatel SA-- ADR (France)......      2,200        99,000
America Online, Inc. (a).......      6,280       473,747
Apple Computer, Inc. (a).......      1,000       102,813
BMC Software, Inc. (a).........        300        23,981
Cisco Systems, Inc. (a)........      7,600       814,150
Compuware Corp. (a)............      1,700        63,325
Dell Computer Corp. (a)........      2,900       147,900
Electronic Data Systems
  Corp. .......................      2,700       180,731
Electronics for Imaging, Inc.
  (a)..........................      1,000        58,125
EMC Corp. (a)..................      1,000       109,250
First Data Corp. ..............        400        19,725
Gateway 2000, Inc. (a).........      1,000        72,063

          Description             Shares     Market Value
---------------------------------------------------------
TECHNOLOGY (CONTINUED)
General Instrument Corp. (a)...        250   $    21,250
Hewlett Packard Co. ...........      3,800       432,962
Honeywell International,
  Inc. ........................      1,688        97,348
Intel Corp. ...................      5,900       485,644
International Business
  Machines Corp. ..............      4,300       464,400
LSI Logic Corp. (a)............        700        47,250
Lucent Technologies, Inc. .....      4,800       359,100
Microsoft Corp. (a)............     11,700     1,365,975
Motorola, Inc. ................      2,000       294,500
Network Appliance, Inc. (a)....        600        49,838
Nokia Corp.-- ADR (Finland)....        500        95,000
Nortel Networks Corp. .........      3,100       313,100
Northrop Grumman Corp. ........        300        16,219
Oracle Corp. (a)...............      5,400       605,137
Pitney Bowes, Inc. ............      1,100        53,144
Sanmina Corp. (a)..............        500        49,938
SCI Systems, Inc. (a)..........      1,100        90,406
Seagate Technology, Inc. (a)...      3,000       139,687
Solectron Corp. (a)............      1,900       180,737
Sun Microsystems, Inc. (a).....        600        46,463
Tellabs, Inc. (a)..............      2,200       141,212
Xerox Corp. ...................      5,300       120,244
                                             -----------
                                               7,773,583
                                             -----------
TRANSPORTATION  0.4%
AMR Corp. (a)..................        400        26,800
CNF Transportation, Inc. ......      1,400        48,300
Delta Air Lines, Inc. .........        900        44,831
Union Pacific Corp. ...........      1,700        74,163
                                             -----------
                                                 194,094
                                             -----------
UTILITIES  4.7%
AT & T Corp. ..................      6,001       304,551
BellSouth Corp. ...............      4,000       187,250
DTE Energy Co. ................      2,700        84,712
GPU, Inc. .....................      1,200        35,925
GTE Corp. .....................      6,300       444,544
MCI WorldCom, Inc. (a).........      7,050       374,091
Nextel Communications, Inc.
  (a)..........................        950        97,969
NSTAR..........................      1,403        56,822
Qwest Communications
  International, Inc. (a)......      5,900       253,700
SBC Communications, Inc. ......      7,238       352,852
Sprint Corp. ..................      3,300       222,131
Texas Utilities Co. ...........      1,300        46,231
U.S. WEST Communications
  Group........................        900        64,800
                                             -----------
                                               2,525,578
                                             -----------
TOTAL COMMON STOCKS  47.2%................    25,223,704
                                             -----------

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  17.5%
         CONSUMER NON-DURABLES  0.4%
$ 250    Kroger Company, Ser B.......................................    7.250%     6/01/09    $   239,968
                                                                                               -----------
         ENERGY  0.9%
  500    Enron Corp. ................................................    6.875     10/15/07        474,680
                                                                                               -----------
         FINANCE  3.7%
  500    American Re Corp., Ser B....................................    7.450     12/15/26        475,974
  250    Avalonbay Communities, Inc. ................................    7.500     08/01/09        238,828
  250    Countrywide Funding Corp. ..................................    8.250     07/15/02        253,778
  250    Finova Cap Corp. ...........................................    7.625     09/21/09        246,273
  500    Lehman Brothers, Inc. ......................................    7.125     07/15/02        497,370
  250    Washington Mutual Capital I.................................    8.375     06/01/27        239,479
                                                                                               -----------
                                                                                                 1,951,702
                                                                                               -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
  500    Georgia Pacific Corp........................................    9.950     06/15/02        529,076
                                                                                               -----------
         TECHNOLOGY  1.8%
  500    Raytheon Co.................................................    6.750     08/15/07        466,034
  500    Sun Microsystems, Inc.......................................    7.500     08/15/06        502,683
                                                                                               -----------
                                                                                                   968,717
                                                                                               -----------
         TRANSPORTATION  2.3%
  500    CSX Corp. ..................................................    8.625     05/15/22        522,057
  250    Ford Motor Credit Co. ......................................    6.700     07/16/04        244,836
  500    Southwest Air Lines Co. ....................................    7.375     03/01/27        465,005
                                                                                               -----------
                                                                                                 1,231,898
                                                                                               -----------
         UTILITIES  7.4%
  300    360 Communications Co. .....................................    7.125     03/01/03        299,753
  500    Cox Communications, Inc. ...................................    6.875     06/15/05        486,984
  250    Edison International........................................    6.875     09/15/04        245,070
  250    El Paso Electric Co. .......................................    8.250     02/01/03        254,375
  500    Houston Lighting & Power Co. ...............................    7.750     03/15/23        472,724
  500    MCI WorldCom, Inc. .........................................    6.950     08/15/28        457,397
  250    Niagara Mohawk Power Corp., Ser G...........................    7.750     10/01/08        250,268
  500    Southern Energy, Inc., 144A-- Private Placement (b).........    7.900     07/15/09        484,702
  250    Sprint Capital Corp. .......................................    6.125     11/15/08        227,026
  750    Texas Utilities Electric Co. ...............................    8.250     04/01/04        770,352
                                                                                               -----------
                                                                                                 3,948,651
                                                                                               -----------
         TOTAL CORPORATE DEBT  ............................................................      9,344,692
                                                                                               -----------
         UNITED STATES GOVERNMENT OBLIGATIONS  17.3%
  500    U.S. Treasury Note..........................................    5.875     02/15/04        491,875
  500    U.S. Treasury Note..........................................    6.125     08/15/07        487,500
1,000    U.S. Treasury Note..........................................    6.500     10/15/06        997,500
  500    U.S. Treasury Note..........................................    6.875     05/15/06        508,907
1,000    U.S. Treasury Note..........................................    7.250     08/15/04      1,032,188
2,000    U.S. Treasury Bond..........................................    7.125     02/15/23      2,083,126
2,900    U.S. Treasury Bond..........................................    7.250     05/15/16      3,032,312
  500    U.S. Treasury Bond..........................................    8.750     08/15/20        605,937
                                                                                               -----------
         TOTAL UNITED STATES GOVERNMENT OBLIGATIONS........................................      9,239,345
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  82.0%
  (Cost $38,424,872).......................................................................     43,807,741

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------


Description                                                                                    Market Value
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  16.4%
         Warburg Dillon Read ($8,795,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $8,796,906)
         (Cost $8,795,000).................................................................    $ 8,795,000
                                                                                               -----------
TOTAL INVESTMENTS  98.4%
  (Cost $47,219,872).......................................................................     52,602,741
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%................................................        836,787
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $53,439,528
                                                                                               ===========

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

ADR--American Depositary Receipt.

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                 STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $8,795,000 (Cost $47,219,872).............................    $52,602,741
Cash........................................................        559,109
Receivables:
  Interest..................................................        360,311
  Investments Sold..........................................         64,090
  Dividends.................................................         29,190
Other.......................................................         44,300
                                                                -----------
      Total Assets..........................................     53,659,741
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................         24,970
  Investment Advisory Fee...................................         21,613
  Shareholder Reports.......................................         19,364
  Distributor and Affiliates................................          6,709
Trustees' Deferred Compensation and Retirement Plans........        123,245
Accrued Expenses............................................         24,312
                                                                -----------
      Total Liabilities.....................................        220,213
                                                                -----------
NET ASSETS..................................................    $53,439,528
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $42,297,099
Net Unrealized Appreciation.................................      5,382,869
Accumulated Net Realized Gain...............................      3,900,528
Accumulated Undistributed Net Investment Income.............      1,859,032
                                                                -----------
NET ASSETS..................................................    $53,439,528
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $53,439,528 and 4,399,081 shares
  of beneficial interest issued and outstanding)............    $     12.15
                                                                ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 1,848,405
Dividends...................................................      413,479
                                                              -----------
    Total Income............................................    2,261,884
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      277,196
Custody.....................................................       40,175
Trustees' Fees and Related Expenses.........................       32,619
Accounting..................................................       25,190
Shareholder Reports.........................................       19,345
Audit.......................................................       17,128
Legal.......................................................        3,740
Other.......................................................       20,867
                                                              -----------
    Total Expenses..........................................      436,260
    Investment Advisory Fee Reduction.......................       95,967
    Less Credits Earned on Overnight Cash Balances..........        2,246
                                                              -----------
    Net Expenses............................................      338,047
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,923,837
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,958,873
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,728,544
  End of the Period:
    Investments.............................................    5,382,869
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,345,675)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   613,198
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,537,035
                                                              ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                  STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,923,837         $ 1,954,643
Net Realized Gain...........................................      3,958,873           5,930,830
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (3,345,675)          1,114,702
                                                                -----------         -----------
Change in Net Assets from Operations........................      2,537,035           9,000,175
                                                                -----------         -----------
Distributions from Net Investment Income....................     (1,970,700)            (67,589)
Distributions from Net Realized Gain........................     (5,938,317)         (1,826,978)
                                                                -----------         -----------
Total Distributions.........................................     (7,909,017)         (1,894,567)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (5,371,982)          7,105,608
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      2,459,470           4,124,365
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      7,909,018           1,894,567
Cost of Shares Repurchased..................................    (13,018,242)        (14,960,988)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........     (2,649,754)         (8,942,056)
                                                                -----------         -----------
TOTAL DECREASE IN NET ASSETS................................     (8,021,736)         (1,836,448)
NET ASSETS:
Beginning of the Period.....................................     61,461,264          63,297,712
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,859,032 and $1,905,895,
  respectively).............................................    $53,439,528         $61,461,264
                                                                ===========         ===========

                                               See Notes to Financial Statements

 ASSET ALLOCATION PORTFOLIO                                FINANCIAL HIGHLIGHTS

          The following presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                Year Ended December 31,
                                                     ----------------------------------------------
                                                      1999      1998      1997      1996      1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............ $13.384   $11.910   $11.352   $ 11.64   $ 9.99
                                                     -------   -------   -------   -------   ------
  Net Investment Income.............................    .459      .425      .513      .482      .48
  Net Realized and Unrealized Gain/Loss.............    .115     1.416     1.897     1.083   2.6425
                                                     -------   -------   -------   -------   ------
Total from Investment Operations....................    .574     1.841     2.410     1.565   3.1225
                                                     -------   -------   -------   -------   ------
Less:
  Distributions from Net Investment Income..........    .451      .013      .518      .478    .4775
  Distributions from Net Realized Gain..............   1.359      .354     1.334     1.375     .995
                                                     -------   -------   -------   -------   ------
Total Distributions.................................   1.810      .367     1.852     1.853   1.4725
                                                     -------   -------   -------   -------   ------
Net Asset Value, End of the Period.................. $12.148   $13.384   $11.910   $11.352   $11.64
                                                     =======   =======   =======   =======   ======
Total Return*.......................................   4.94%    15.67%    21.81%    13.87%   31.36%
Net Assets at End of the Period (In millions)....... $  53.4   $  61.5   $  63.3   $  63.9   $ 63.0
Ratio of Expenses to Average Net Assets*............    .60%      .60%      .60%      .60%     .60%
Ratio of Net Investment Income to Average Net
  Assets*...........................................   3.41%     3.17%     3.86%     3.78%    3.85%
Portfolio Turnover..................................     78%       93%       58%      118%     124%
 * If certain expenses had not been assumed by Van
   Kampen, Total Return would have been lower and
   the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.............    .77%      .72%      .71%      .81%     .74%
Ratio of Net Investment Income to Average Net
  Assets............................................   3.24%     3.05%     3.75%     3.57%    3.71%

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                           DOMESTIC INCOME PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    (1.55%)
Five-year average annual total return based on NAV(1).......     8.69%
Ten-year average annual total return based on NAV(1)........     7.88%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................     7.31%
Commencement date...........................................  11/04/87
 YIELD
SEC Yield(2)................................................     8.10%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying fund or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1999.

See the Comparative Performance section of the current prospectus. The Portfolio is subject to certain risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; credit risk--an issuer's ability to make timely payments of interest and principal; income risk--the income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term; call risk--if interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                           DOMESTIC INCOME PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.
    - Reflect the impact of favorable market trends or difficult market conditions.
    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Lehman Brothers BBB Corporate Bond Index over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Domestic Income Portfolio vs. the Lehman Brothers BBB Corporate Bond Index (December 31, 1989, through December 31,
    1999)
------------------------------
Portfolio's Total Return
1 Year Avg. Annual = -1.55%
5 Year Avg. Annual = 8.69%
10 Year Avg. Annual = 7.88%
------------------------------
[LINE GRAPH]

                                                               VAN KAMPEN LIT DOMESTIC INCOME     LEHMAN BROTHERS BBB CORPORATE
                                                                         PORTFOLIO                          BOND INDEX
                                                               ------------------------------     -----------------------------
Dec 1989                                                                  10000.00                           10000.00
                                                                           9572.00                            9914.00
                                                                           9306.00                            9945.00
                                                                           9445.00                            9962.00
                                                                           9517.00                            9863.00
                                                                           9691.00                           10205.00
                                                                           9900.00                           10359.00
                                                                          10028.00                           10259.00
                                                                           9703.00                           10078.00
                                                                           9309.00                           10081.00
                                                                           9170.00                           10022.00
                                                                           9239.00                           10161.00
Dec 1990                                                                   9277.00                           10326.00
                                                                           9397.00                           10396.00
                                                                           9663.00                           10669.00
                                                                           9796.00                           10838.00
                                                                           9916.00                           11012.00
                                                                          10023.00                           11117.00
                                                                          10069.00                           11116.00
                                                                          10223.00                           11274.00
                                                                          10502.00                           11520.00
                                                                          10643.00                           11738.00
                                                                          10855.00                           11838.00
                                                                          10955.00                           11960.00
Dec 1991                                                                  11246.00                           12320.00
                                                                          11348.00                           12228.00
                                                                          11522.00                           12377.00
                                                                          11682.00                           12346.00
                                                                          11631.00                           12406.00
                                                                          11907.00                           12678.00
                                                                          11995.00                           12876.00
                                                                          12271.00                           13215.00
                                                                          12416.00                           13312.00
                                                                          12547.00                           13470.00
                                                                          12300.00                           13205.00
                                                                          12416.00                           13243.00
Dec 1992                                                                  12651.00                           13479.00
                                                                          12952.00                           13802.00
                                                                          13268.00                           14131.00
                                                                          13442.00                           14196.00
                                                                          13545.00                           14321.00
                                                                          13672.00                           14357.00
                                                                          14084.00                           14727.00
                                                                          14211.00                           14844.00
                                                                          14575.00                           15196.00
                                                                          14591.00                           15205.00
                                                                          14765.00                           15303.00
                                                                          14623.00                           15133.00
Dec 1993                                                                  14716.00                           15221.00
                                                                          15042.00                           15579.00
                                                                          14768.00                           15209.00
                                                                          14305.00                           14734.00
                                                                          14077.00                           14569.00
                                                                          14009.00                           14499.00
                                                                          14009.00                           14480.00
                                                                          14232.00                           14892.00
                                                                          14283.00                           14922.00
                                                                          14095.00                           14643.00
                                                                          13992.00                           14623.00
                                                                          13957.00                           14608.00
Dec 1994                                                                  14079.00                           14735.00
                                                                          14309.00                           15066.00
                                                                          14730.00                           15509.00
                                                                          14922.00                           15652.00
                                                                          15223.00                           15923.00
                                                                          15914.00                           16687.00
                                                                          15980.00                           16851.00
                                                                          15990.00                           16802.00
                                                                          16240.00                           17079.00
                                                                          16431.00                           17292.00
                                                                          16623.00                           17451.00
                                                                          16672.00                           17780.00
Dec 1995                                                                  17087.00                           18082.00
                                                                          17274.00                           18185.00
                                                                          16962.00                           17769.00
                                                                          16816.00                           17632.00
                                                                          16717.00                           17484.00
                                                                          16759.00                           17478.00
                                                                          16967.00                           17741.00
                                                                          17051.00                           17787.00
                                                                          17051.00                           17738.00
                                                                          17426.00                           18127.00
                                                                          17804.00                           18643.00
                                                                          18260.00                           19068.00
Dec 1996                                                                  18226.00                           18809.00
                                                                          18342.00                           18857.00
                                                                          18501.00                           18962.00
                                                                          18216.00                           18666.00
                                                                          18490.00                           18947.00
                                                                          18716.00                           19177.00
                                                                          19061.00                           19465.00
                                                                          19860.00                           20207.00
                                                                          19517.00                           19905.00
                                                                          19905.00                           20270.00
                                                                          20042.00                           20537.00
                                                                          20248.00                           20646.00
Dec 1997                                                                  20398.00                           20896.00
                                                                          20645.00                           21092.00
                                                                          20719.00                           21081.00
                                                                          20749.00                           21152.00
                                                                          20922.00                           21293.00
                                                                          21170.00                           21545.00
                                                                          21270.00                           21673.00
                                                                          21294.00                           21642.00
                                                                          20799.00                           21594.00
                                                                          21284.00                           22251.00
                                                                          21170.00                           21816.00
                                                                          21716.00                           22265.00
Dec 1998                                                                  21691.00                           22326.00
                                                                          21864.00                           22621.00
                                                                          21294.00                           22123.00
                                                                          21567.00                           22351.00
                                                                          21673.00                           22483.00
                                                                          21301.00                           22168.00
                                                                          21142.00                           22060.00
                                                                          21089.00                           21951.00
                                                                          21009.00                           21857.00
                                                                          21275.00                           22095.00
                                                                          21381.00                           22179.00
                                                                          21461.00                           22226.00
Dec 1999                                                                  21355.00                           22145.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                           DOMESTIC INCOME PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Domestic Income Portfolio. The representatives are led by Kelly Gilbert, portfolio manager, who is joined by Reid J. Hill, assistant portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

   Q WHAT WERE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PERIOD?

   A In the first days of 1999, the fixed-income market appeared to be poised for a recovery from the volatility it had experienced in late 1998. As investors gained confidence from the declining interest-rate and low-inflation environment, yield spreads narrowed between Treasuries and other types of bonds (such as corporate, high-yield, and mortgage-backed securities).
    However, a robust domestic economy in the second quarter of 1999 threatened to fuel inflationary pressures, which drew the attention and intervention of the Federal Reserve Board. Yield spreads widened through the summer as the Fed implemented two rate hikes of 0.25 percent each. These increases seemed to soothe investors, and spreads began to narrow in early September. This narrowing trend continued until November, when investors grew concerned about the potential effects of year 2000 problems on corporate bond issuance and liquidity. However, a third Fed hike and a lighter-than-expected new issuance calendar ushered in a relatively smooth ending to a volatile and difficult year for the fixed-income market.

   Q  HOW DID YOU POSITION THE PORTFOLIO IN RESPONSE TO THESE CONDITIONS?

   A We decreased the Portfolio's significant exposure to the industrial sector--which includes health-care, media and telecommunications, and consumer cyclical securities--in favor of increased weightings in the finance sector. We accomplished this by eliminating industrial holdings such as Tenet Healthcare, which was reduced due to concerns about the welfare of health-care companies. In turn, we added positions like Abbey National and Washington Mutual, which boosted the Portfolio's exposure to finance. This strategy was effective, because the finance sector enjoyed relatively strong performance for much of the period. In addition, the Portfolio's slight overweighting in cable and media securities, which outperformed during the period, contributed positively to its return.

   Q  WHAT WAS THE STRUCTURE OF THE PORTFOLIO AT THE END OF THE REPORTING
      PERIOD?

   A The Portfolio's credit-quality allocation continued to be weighted in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 22 percent of long-term investments were allocated to securities rated A and higher, and 60 percent of long-term investments were invested in BBB rated securities. The remaining 18 percent was allocated to securities rated BB and lower. This allocation benefited the Portfolio during the last six months of the reporting period, as BB and B rated securities outperformed A rated securities by 126 basis points and 43 basis points, respectively.
    We also continued to focus on managing the Portfolio's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the Portfolio's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers BBB Corporate Bond Index. Because interest rates rose during this time, the long duration position was negative to the Portfolio's return during this time. At the end of the period, the Portfolio's duration was 6.5 years, which is slightly longer than the benchmark duration of
6.0 years. We'll look for opportunities to reallocate cash into the market in the coming months, which would achieve a shorter duration.

   Q  HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

   A Although the Portfolio's return was supported by its favorable sector allocations, this benefit was overshadowed by the slow recovery of the corporate bond market. For the 12 months ended December 31, 1999, the
Portfolio achieved a total return of -1.55 percent(1). Dividends paid and reinvested by the Portfolio during the period totaled $0.580 per share. By comparison, the Lehman Brothers BBB Corporate Bond Index produced a total return of -0.82 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of corporate bonds, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is not a guarantee of comparable future results. Please refer to the chart and footnotes on page 15 for additional performance results.

   Q  WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD?

   A Generally, the picture for the corporate bond market has improved from six months ago, and certainly from 12 months ago. We'll look for signs of continued improvement by monitoring the level of new issuance released in
2000 and investors' reaction to this supply.
    As we manage the Portfolio going forward, our focus on fundamental, in-depth research and assessment of corporate bonds will remain unchanged. We will continue to look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest to maintain the diversification of the Portfolio and contribute to its performance.

 DOMESTIC INCOME PORTFOLIO                             PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         CORPORATE DEBT  92.3%
         CONSUMER DISTRIBUTION  7.9%
 $500    Borden, Inc. ...............................................    7.875%    02/15/23    $   386,875
  500    Gruma SA De CV, 144A -- Private Placement (Mexico) (a)......    7.625     10/15/07        435,000
  500    Nabisco, Inc. ..............................................    7.550     06/15/15        473,700
                                                                                               -----------
                                                                                                 1,295,575
                                                                                               -----------
         CONSUMER NON-DURABLES  5.5%
  500    Bausch & Lomb, Inc..........................................    7.125     08/01/28        435,845
  500    Westpoint Stevens, Inc. ....................................    7.875     06/15/05        457,500
                                                                                               -----------
                                                                                                   893,345
                                                                                               -----------
         CONSUMER SERVICES  21.5%
  500    Cox Communications, Inc. ...................................    6.800     08/01/28        436,388
  500    CSC Holdings, Inc...........................................    7.875     12/15/07        495,000
  250    Liberty Media Group, 144A -- Private Placement (a)..........    8.500     07/15/29        253,849
  500    News America Holdings, Inc. ................................    10.125    10/15/12        550,436
  500    Park Place Entertainment Corp. .............................    7.950     08/01/03        495,547
  500    Royal Caribbean Cruises Ltd. ...............................    7.500     10/15/27        450,701
  250    Socgen Real Estate Co. LLC Ser A, 144A -- Private Placement               12/29/49        229,542
         (a).........................................................    7.640
  100    Time Warner Entertainment Co. ..............................    8.375     07/15/33        104,225
  500    Viacom, Inc. ...............................................    7.625     01/15/16        491,250
                                                                                               -----------
                                                                                                 3,506,938
                                                                                               -----------
         ENERGY  2.3%
  250    PDV America, Inc. ..........................................    7.875     08/01/03        235,570
  150    Petroleum Geo-Services ASA..................................    7.125     03/30/28        131,283
                                                                                               -----------
                                                                                                   366,853
                                                                                               -----------
         FINANCE  9.6%
  250    Abbey National PLC..........................................    7.350     10/29/49        239,206
  500    Avalonbay Communities, Inc. ................................    7.500     08/01/09        477,656
  250    Finova Capital Corp. .......................................    7.625     09/21/09        246,273
  125    Korea Development Bank......................................    6.500     11/15/02        121,167
  250    Nordbanken AB, 144A -- Private Placement (a)................    7.250     11/12/09        244,869
  250    Washington Mutual Capital I.................................    8.375     06/01/27        239,479
                                                                                               -----------
                                                                                                 1,568,650
                                                                                               -----------
         HEALTHCARE  2.9%
  500    Manor Care, Inc. ...........................................    7.500     06/15/06        480,585
                                                                                               -----------
         PRODUCER MANUFACTURING  2.8%
  500    Idex Corp...................................................    6.875     02/15/08        450,119
                                                                                               -----------
         RAW MATERIALS/PROCESSING INDUSTRIES  10.0%
  500    Georgia-Pacific Corp. ......................................    9.950     06/15/02        529,076
  500    Owens Illinois, Inc. .......................................    7.150     05/15/05        465,000
  250    Tosco Corp. ................................................    8.250     05/15/03        254,417
  300    Vicap SA De CV (Mexico).....................................    10.250    05/15/02        290,250
  100    Vicap SA De CV (Mexico).....................................    11.375    05/15/07         92,250
                                                                                               -----------
                                                                                                 1,630,993
                                                                                               -----------
         RETAIL  1.5%
  250    Fred Meyer, Inc. ...........................................    7.375     03/01/05        250,938
                                                                                               -----------
         TECHNOLOGY  1.5%
  250    Sun Microsystems, Inc. .....................................    7.500     08/15/06        251,342
                                                                                               -----------

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                 PORTFOLIO OF INVESTMENTS (CONTINUED)

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                            Description                             Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
         TRANSPORTATION  8.5%
 $100    Canadian National Railway Co. ..............................    7.625%    05/15/23    $    97,125
  500    CSX Corp. ..................................................    8.625     05/15/22        522,058
  500    Delta Air Lines, Inc. ......................................    9.750     05/15/21        555,547
  200    United Air Lines, Inc., Ser 91A2............................    10.020    03/22/14        216,275
                                                                                               -----------
                                                                                                 1,391,005
                                                                                               -----------
         UTILITIES  18.3%
  250    Edison International........................................    6.875     09/15/04        245,070
  250    El Paso Electric Co., Ser C.................................    8.250     02/01/03        254,375
  500    Houston Lighting & Power Co. ...............................    7.750     03/15/23        472,724
  250    Israel Electric Corp. Ltd., 144A -- Private Placement (a)...    8.250     10/15/09        249,287
  500    MCI Worldcom, Inc. .........................................    6.950     08/15/28        457,397
  250    Niagara Mohawk Power Corp., Ser G...........................    7.750     10/01/08        250,268
  350    Public Service Co. of Colorado..............................    8.750     03/01/22        351,004
  500    Southern Energy, Inc., 144A -- Private Placement (a)........    7.900     07/15/09        484,702
  250    Sprint Capital Corp. .......................................    6.125     11/15/08        227,026
                                                                                               -----------
                                                                                                 2,991,853
                                                                                               -----------
         TOTAL CORPORATE DEBT  92.3%.......................................................     15,078,196
                                                                                               -----------
         GOVERNMENT OBLIGATIONS  3.6%
  296    Federal National Mortgage Association Pool (U.S.)...........    10.000    04/01/21        315,295
  250    United Mexican States (Mexico)..............................    10.375    02/17/09        266,563
                                                                                               -----------
         TOTAL GOVERNMENT OBLIGATIONS......................................................        581,858
                                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $16,251,793).......................................................................     15,660,054
REPURCHASE AGREEMENT  1.7%
         Warburg Dillion Read ($283,000 par collateralized by U.S. Government obligations          283,000
         in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $283,061)
         (Cost $283,000)...................................................................
                                                                                               -----------
TOTAL INVESTMENTS  97.6%
  (Cost $16,534,793).......................................................................     15,943,054
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%................................................        386,588
                                                                                               -----------
NET ASSETS  100.0%.........................................................................    $16,329,642
                                                                                               -----------

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                  STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $16,534,793)........................    $15,943,054
Cash........................................................        165,427
Receivables:
  Interest..................................................        323,930
  Portfolio Shares Sold.....................................            868
Other.......................................................         43,360
                                                                -----------
      Total Assets..........................................     16,476,639
                                                                -----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................          7,502
  Investment Advisory Fee...................................          6,615
  Portfolio Shares Repurchased..............................          2,265
Trustees' Deferred Compensation and Retirement Plans........        118,429
Accrued Expenses............................................         12,186
                                                                -----------
      Total Liabilities.....................................        146,997
                                                                -----------
NET ASSETS..................................................    $16,329,642
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $16,763,020
Accumulated Undistributed Net Investment Income.............      1,244,530
Net Unrealized Depreciation.................................       (591,739)
Accumulated Net Realized Loss...............................     (1,086,169)
                                                                -----------
NET ASSETS..................................................    $16,329,642
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $16,329,642 and 2,030,866 shares
  of beneficial interest issued and outstanding)............    $      8.04
                                                                ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                              STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 1,417,603
Other.......................................................          625
                                                              -----------
    Total Income............................................    1,418,228
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       85,467
Trustees' Fees and Related Expenses.........................       31,029
Shareholder Reports.........................................       18,250
Custody.....................................................       16,278
Accounting..................................................       16,174
Shareholder Services........................................       15,980
Audit.......................................................        7,300
Legal.......................................................        2,189
Other.......................................................        1,553
                                                              -----------
    Total Expenses..........................................      194,220
    Expense Reduction ($85,467 Investment Advisory Fee and
     $764 Other)............................................       86,231
    Less Credits Earned on Overnight Cash Balances..........        2,148
                                                              -----------
    Net Expenses............................................      105,841
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,312,387
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (328,221)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      694,170
  End of the Period:
    Investments.............................................     (591,739)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,285,909)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,614,130)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $  (301,743)
                                                              ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                   STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 1,312,387         $ 1,257,306
Net Realized Loss...........................................       (328,221)            (54,296)
Net Unrealized Depreciation During the Period...............     (1,285,909)           (155,883)
                                                                -----------         -----------
Change in Net Assets from Operations........................       (301,743)          1,047,127
Distributions from Net Investment Income....................     (1,259,398)            (44,123)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (1,561,141)          1,003,004
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      5,830,207           6,157,023
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      1,259,398              44,123
Cost of Shares Repurchased..................................     (7,120,021)         (6,481,744)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        (30,416)           (280,598)
                                                                -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (1,591,557)            722,406
NET ASSETS:
Beginning of the Period.....................................     17,921,199          17,198,793
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $1,244,530 and $1,198,922,
  respectively).............................................    $16,329,642         $17,921,199
                                                                ===========         ===========

                                               See Notes to Financial Statements

 DOMESTIC INCOME PORTFOLIO                                 FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                                            -------------------------------------------
                                                             1999     1998     1997     1996     1995
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $8.748   $8.252   $8.008   $ 8.21   $  7.35
                                                            ------   ------   ------   ------   -------
  Net Investment Income...................................    .611     .614     .704     .755       .71
  Net Realized and Unrealized Gain/Loss...................   (.738)   (.096)    .252    (.212)    .8525
                                                            ------   ------   ------   ------   -------
Total from Investment Operations..........................   (.127)    .518     .956     .543    1.5625
Less Distributions from Net Investment Income.............    .580     .022     .712     .745     .7025
                                                            ------   ------   ------   ------   -------
Net Asset Value, End of the Period........................  $8.041   $8.748   $8.252   $8.008   $  8.21
                                                            ======   ======   ======   ======   =======
Total Return*.............................................  (1.55%)   6.34%   11.90%    6.68%    21.37%
Net Assets at End of the Period (In millions).............  $ 16.3   $ 17.9   $ 17.2   $ 19.8   $  26.6
Ratio of Expenses to Average Net Assets* (a)..............    .61%     .60%     .60%     .60%      .60%
Ratio of Net Investment Income to Average Net Assets*.....   7.43%    7.29%    7.74%    7.97%     8.11%
Portfolio Turnover........................................     74%      46%      78%      77%       54%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets (a)...............   1.10%    1.09%    1.05%    1.29%      .93%
Ratio of Net Investment Income to Average Net Assets......   6.94%    6.80%    7.29%    7.28%     7.78%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended December 31, 1999.

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                            GLOBAL EQUITY PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................    30.06%
Life-of-Portfolio average annual total return based on
  NAV(1)....................................................    19.23%
Commencement date...........................................  07/03/95

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Portfolio shares may decline. In addition, the Portfolio is subject to other risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary upon the Portfolio's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                            GLOBAL EQUITY PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Morgan Stanley Capital International (MSCI) World Index + Dividends over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Global Equity Portfolio vs. the Morgan Stanley Capital International (MSCI) World Index + Dividends (July 3, 1995, through December 31, 1999)
[LINE GRAPH]
------------------------------
Portfolio's Total Return
1 Year Avg. Annual    = 30.06%
Inception Avg. Annual = 19.23%
------------------------------

                                                                VAN KAMPEN LIT-GLOBAL EQUITY
                                                                         PORTFOLIO                 MSCI WORLD INDEX + DIVIDENDS
                                                                ----------------------------       ----------------------------
Jul 1995                                                                  10000.00                           10000.00
                                                                          10230.00                           10502.00
                                                                          10140.00                           10270.00
                                                                          10280.00                           10571.00
                                                                           9950.00                           10407.00
                                                                          10160.00                           10770.00
Dec 1995                                                                  10310.00                           11087.00
                                                                          10470.00                           11290.00
                                                                          10720.00                           11360.00
                                                                          10930.00                           11552.00
                                                                          11420.00                           11825.00
                                                                          11560.00                           11838.00
Jun 1996                                                                  11520.00                           11900.00
                                                                          11030.00                           11481.00
                                                                          11350.00                           11615.00
                                                                          11610.00                           12072.00
                                                                          11590.00                           12159.00
                                                                          12060.00                           12842.00
Dec 1996                                                                  12034.00                           12639.00
                                                                          12488.00                           12793.00
                                                                          12674.00                           12943.00
                                                                          12501.00                           12689.00
                                                                          12741.00                           13106.00
                                                                          13492.00                           13917.00
Jun 1997                                                                  14129.00                           14614.00
                                                                          14724.00                           15289.00
                                                                          13555.00                           14268.00
                                                                          14244.00                           15046.00
                                                                          13419.00                           14256.00
                                                                          13691.00                           14511.00
Dec 1997                                                                  13941.00                           14690.00
                                                                          14360.00                           15101.00
                                                                          15108.00                           16125.00
                                                                          15914.00                           16809.00
                                                                          16107.00                           16976.00
                                                                          15966.00                           16765.00
Jun 1998                                                                  16299.00                           17166.00
                                                                          16441.00                           17141.00
                                                                          14233.00                           14857.00
                                                                          14503.00                           15123.00
                                                                          15414.00                           16492.00
                                                                          16274.00                           17476.00
Dec 1998                                                                  16954.00                           18332.00
                                                                          17339.00                           18736.00
                                                                          17005.00                           18240.00
                                                                          17751.00                           19002.00
                                                                          18665.00                           19754.00
                                                                          17944.00                           19035.00
Jun 1999                                                                  18922.00                           19925.00
                                                                          18645.00                           19868.00
                                                                          18742.00                           19836.00
                                                                          18472.00                           19646.00
                                                                          19527.00                           20670.00
                                                                          20325.00                           21254.00
Dec 1999                                                                  22050.00                           22977.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                            GLOBAL EQUITY PORTFOLIO

The following is an interview with the representatives of the subadviser of the Van Kampen Life Investment Trust--Global Equity Portfolio. The representatives are led by portfolio managers Barton M. Biggs and Ann D. Thivierge, Morgan Stanley Dean Witter Investment Management (the "Investment Subadviser").

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PAST 12 MONTHS?

   A Global economic recovery was the story of 1999, as economic activity increased in most regions of the world. The U.S. economy resumed its impressive climb with strong growth and minimal inflation. Meanwhile, declining interest rates and a focus on cost-cutting fiscal reforms helped revive many emerging markets. In particular, Japan and other Asian nations emerged from devastating depressions and bear markets. In Europe, the introduction of the euro went smoothly, though it declined against the U.S. dollar in the first half of the year because of economic weakness, particularly in Germany. The euro finished 1999 slightly above the dollar as the economy recovered in the second half of the year.


   Q WHAT SIGNIFICANT INVESTMENT STRATEGIES AND TECHNIQUES DID YOU USE TO PURSUE THE PORTFOLIO'S INVESTMENT OBJECTIVE?

   A At the end of the reporting period, the Portfolio had the following regional allocations relative to 12 months earlier:

                             DECEMBER 31, 1998   DECEMBER 31, 1999
                             -----------------   -----------------
North America..............        50.6% .....         44.6%
Europe ....................        37.5% .....         34.2%
Japan .....................         8.0% .....         17.4%
Far East ..................         1.8% .....          1.7%
Other .....................         2.1% .....          2.1%

    Throughout the period, the Portfolio remained underweighted in the United States because stocks appeared overpriced and therefore highly vulnerable in the event of a market downturn. This strategy hindered performance in the first half of the year as the U.S. economy continued its strong growth, but it benefited the Portfolio in the second half when international markets surpassed the U.S. stock market.
    Early in the year, we visited Singapore, Hong Kong, and Japan to talk with government officials, central bankers, businesses, and other investors. At the time, these meetings reinforced our belief that Asia had a long way to go in its recoveries. However, we've seen evidence of their commitment to restructuring, particularly in Singapore and Japan. In response, we significantly increased the Portfolio's Singapore exposure. The leading economic indicators were higher and point to even stronger economic growth. Stock prices were reasonable, and earnings growth and earnings momentum were the highest in the Portfolio's investment universe during the reporting period. We gave Singapore high marks for the government and corporate environment. Additionally, while Singapore remains dependent on consumer electronics and electronics exports, its economy is broadening into other areas, which can help lessen the impact of a downturn in the electronics sector. In Japan, stock prices were not as attractive in the second half of the year as they were in the first half, but the market had a great run, and the Portfolio's overweight position contributed positively to performance.
    During the year, Germany lagged the rest of Europe, but we believe recent tax reform proposals are likely to unleash a massive corporate restructuring in this largest of European economies, increasing capital efficiencies in Germany and sending competitive shock waves across the continent. The fact that these proposals came from the ruling party, Sozialdemokratische Partei Deutschland
(SPD), which 18 months ago proposed marking all corporate assets to market for immediate tax assessments, illustrates the extent of cultural leadership change. Similarly, the negative local press resulting from the recent disclosure of illegal funding (i.e. suitcases of cash) for Germany's Christian Democratic Union (CDU) party (former Chancellor Kohl's party) should help to expose and weaken the unhealthy post-World War II based relationships between German politicians and companies, banks and utilities. This weakening is important to the continuation of the process of privatization and deregulation. Only through dynamic reform can Europe's economy finally enjoy a long cycle of strong growth and low inflation. We believe this change is occurring--and at an accelerating pace.
    Finally, the Portfolio is fully invested, meaning that it does not hold a significant cash position.

   Q  HOW HAS THE PORTFOLIO PERFORMED DURING THE REPORTING PERIOD?

   A The Portfolio performed well in 1999 as a result of our favorable asset and country allocations in Asia and the United States and our less defensive strategy. The Portfolio's total return during the 12 months ended December 31, 1999, was 30.06 percent(1). During the same period, the
Morgan Stanley Capital International World Index returned 26.83 percent. Please keep in mind that the MSCI World Index is a broad-based index used as a benchmark for general global equity funds. It does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart and footnotes on page 25 for additional Portfolio performance results. Past performance does not guarantee future results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We believe that consumer spending in Japan may experience a revival, which we believe will boost its GDP above consensus expectations next year as investors continue to gain confidence in Japanese markets. We feel the ongoing recovery in the rest of Asia should aid Japan as well.
    Our outlook for European equities is positive with the markets supported by strong earnings growth, upward earnings estimates, and little threat in the short-term from either interest rates or bond yields. For the third quarter, earnings growth was strong and positive surprises outnumbered negative surprises by 2:1, and we believe these trends may continue. Liquidity remains powerful with strong individual investor buying. Importantly, we expect the euro to strengthen from current levels, which may provide a boost for U.S. dollar-based investors. However, we believe valuations are rich and the European markets are highly correlated to the U.S. markets.
    We are cautious about the U.S. equity market due to expensive valuations and a more compelling case for fundamental change in the international arena. As long as the U.S. market remains relatively stable, we believe that many European and Asian markets can perform well given their rising economic growth, continued restructuring, and improving earnings. While we are encouraged by the present lack of meaningful inflation in the U.S., we continue to watch the Federal Reserve Board, hoping that policy makers tap the brakes cautiously without causing global reverberations. We expect the international markets to outperform the United States not for months, but for years.

 GLOBAL EQUITY PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                Market
            Description              Shares     Value
--------------------------------------------------------
COMMON STOCKS  99.3%
AUSTRALIA  1.9%
Orica Ltd..........................   2,089   $   11,260
Pacific Dunlop Ltd.................   8,200       11,606
Rio Tinto Ltd......................   2,688       57,742
                                              ----------
                                                  80,608
                                              ----------
AUSTRIA  0.5%
OMV, AG............................     200       19,442
                                              ----------
CANADA  3.3%
Barrick Gold Corp..................     100        1,784
Enbridge, Inc......................   3,000       59,543
Nortel Networks Corp...............     800       80,831
Placer Dome, Inc...................     100        1,067
                                              ----------
                                                 143,225
                                              ----------
DENMARK  0.3%
Novo Nordisk A/S, Ser B............     100       13,263
                                              ----------
FINLAND  5.0%
Nokia (Ab) Oy (a)..................   1,200      217,587
                                              ----------
FRANCE  3.9%
Alcatel Alsthom (Cie Gen El).......     165       37,896
Axa-UAP............................     230       32,066
Compagnie de Saint Gobain..........     148       27,835
LVMH (Moet Hennessy Louis
  Vuitton).........................      55       24,638
Total, Class B.....................     344       45,915
                                              ----------
                                                 168,350
                                              ----------
GERMANY  5.0%
Allianz, AG........................     102       34,267
BASF, AG...........................     250       12,844
Bayer, AG..........................     200        9,469
DaimlerChrysler, AG................     251       19,520
Degussa Huels, AG (a)..............      50        2,100
Deutsche Bank, AG..................     400       33,786
Deutsche Telekom, AG...............     606       43,159
Linde, AG..........................     500       27,349
Siemens, AG........................     200       25,446
VEBA, AG...........................     200        9,721
                                              ----------
                                                 217,661
                                              ----------
ITALY  2.0%
Enstituto Nazionale delle
  Assicurazioni
  (INA)............................  12,000       31,792
Ente Nazionale Idrocarburi, SpA....   2,000       11,000
Fiat SpA...........................     400       11,423
Telecom Italia.....................   2,500       27,929
Telecom Italia SpA (a).............       2           28
Unione Immobiliare.................  12,000        5,561
                                              ----------
                                                  87,733
                                              ----------
JAPAN  17.3%
Acom Co., Ltd......................     200       19,595
Bank of Tokyo......................     600        8,362
Daiwa Securities...................   1,000       15,650
East Japan Railway.................       1        5,393
Hitachi............................   1,000       16,052
Honda Motor Co.....................   1,000       37,193

                                                Market
            Description              Shares     Value
--------------------------------------------------------
JAPAN (CONTINUED)
Japan Air Lines Co. (a)............   1,000   $    2,966
Japan Energy Corp..................   3,000        2,731
Japan Tobacco, Inc.................       2       15,308
Kao Corp...........................   1,000       28,531
Kawasaki Heavy Industries..........   1,000        1,331
Kawasaki Steel Corp................   2,000        3,582
Komatsu............................   1,000        4,600
Kyocera Corp.......................     100       25,937
Matsushita Electric Industries.....   1,000       27,699
Mitsubishi Electric Corp...........   2,000       12,920
Mitsubishi Estate..................   1,000        9,758
Nagoya Railroad Co.................   3,000        8,779
NEC Corp...........................   1,000       23,833
Nippon Steel Corp..................   1,000        2,339
Nippon Telegraph & Telephone
  Corp.............................       3       51,385
Nippon Yusen Kabushiki Kaisha......   2,000        8,182
Nissan Motor Co....................   1,000        3,935
NSK Ltd............................   1,000        6,842
Oji Paper Co.......................   1,000        6,019
Sekisui House......................   1,000        8,858
Sharp Corp.........................   1,000       25,595
Softbank Corp......................     300      287,168
Teijin.............................   1,000        3,690
Tobu Railway Co....................   1,000        2,936
Toppan Printing Co.................   1,000        9,983
Toshiba Corp.......................   2,000       15,269
Toyota Motor Corp..................   1,000       48,449
                                              ----------
                                                 750,870
                                              ----------
MALAYSIA  0.2%
RHB Capital Berhard................   9,000        9,332
                                              ----------
NETHERLANDS  1.7%
ABN Amro Holdings..................     660       16,488
Akzo Nobel.........................     400       20,066
Elsevier...........................     700        8,363
Koninklijke Ahold NV...............     547       16,195
Wolters Kluwer.....................     408       13,810
                                              ----------
                                                  74,922
                                              ----------
REPUBLIC OF KOREA  0.4%
Korea Electric Power
  Corp. -- ADR.....................     307        5,142
Pohang Iron & Steel Co.,
  Ltd. -- ADR......................     317       11,095
                                              ----------
                                                  16,237
                                              ----------
SINGAPORE  1.1%
Singapore Telecommunications.......  24,000       49,571
                                              ----------
SOUTH AFRICA  0.2%
Sasol Ltd. -- ADR..................   1,126        9,430
                                              ----------
SPAIN  2.3%
Endesa, SA.........................     300        5,956
Repsol-YPF, SA.....................   1,200       27,827
Telefonica de Espana (a)...........   2,667       66,628
                                              ----------
                                                 100,411
                                              ----------
SWEDEN  1.2%
Ericsson Telefon LM, Ser B.........     800       51,428
                                              ----------

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                               PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                Market
            Description              Shares     Value
--------------------------------------------------------
SWITZERLAND  2.6%
Credit Suisse Group................     200   $   39,754
Nestle, SA.........................      10       18,320
Novartis, AG.......................      20       29,366
Roche Holdings Genusscheine, AG....       2       23,739
                                              ----------
                                                 111,179
                                              ----------
UNITED KINGDOM  9.5%
Allied Zurich (a)..................     850       10,023
Barclays...........................   1,000       28,736
Bass...............................   1,160       14,597
BP Amoco...........................   2,324       23,459
BP Amoco PLC -- ADR................     528       31,317
British America Tobacco............     850        4,806
British Telecommunications.........   2,400       58,151
Burmah Castrol PLC.................     583       10,302
Carlton Communications.............   2,500       24,351
Glaxo Wellcome.....................   1,000       28,332
HSBC Holdings......................   3,300       45,736
Invensys PLC.......................   1,255        6,635
Lloyds TSB Group...................   2,100       26,085
Marks & Spencer....................   1,200        5,738
Rank Group.........................   2,486        8,031
Scot & Newcastle...................   2,100       14,586
ScottishPower PLC -- ADR...........     580       16,240
Smithkline Beecham.................   2,000       25,360
Smiths Industries..................   1,000       14,942
Zeneca Group.......................     400       16,618
                                              ----------
                                                 414,045
                                              ----------
UNITED STATES  40.9%
Abbott Laboratories, Inc...........     600       21,788
Alcoa, Inc.........................     400       33,200
American Express Co................     200       33,250
American Home Products Corp........     600       23,663
American International Group,
  Inc..............................     375       40,547
AT&T Corp..........................     750       38,062
Bank of America Corp...............     100        5,019
BellSouth Corp.....................     800       37,450
Boeing Co..........................     100        4,156
Bristol-Myers Squibb Co............     600       38,512
Chevron Corp.......................     300       25,988
Cisco Systems, Inc. (a)............     900       96,412
Citigroup, Inc.....................     750       41,672
Coca Cola Co.......................     700       40,775
Columbia/HCA Healthcare Corp.......     300        8,794
Conexant Systems, Inc. (a).........     300       19,913
Delphi Automotive Systems Corp.....     209        3,292
Dominion Resources, Inc............     700       27,475
Dow Chemical Co....................     200       26,725
Du Pont (E. I.) de Nemours & Co....     200       13,175
Eastman Kodak Co...................     200       13,250
Exxon Mobil Corp...................     264       21,269
Federal National Mortgage
  Association......................     300       18,731

                                                Market
            Description              Shares     Value
--------------------------------------------------------
First Data Corp....................     400   $   19,725
FPL Group, Inc.....................     400       17,125
General Electric Co................     300       46,425
General Motors Corp................     300       21,806
Gillette Co........................     400       16,475
Hewlett Packard Co.................     300       34,181
Home Depot, Inc....................     750       51,422
Illinois Tool Works, Inc...........     200       13,513
Intel Corp.........................     400       32,925
International Business Machines
  Corp.............................     400       43,200
International Paper Co.............     300       16,931
J.C. Penney, Inc...................     300        5,981
Johnson & Johnson..................     300       27,938
JP Morgan & Co., Inc...............     300       37,987
Kimberly-Clark Corp................     300       19,575
LifePoint Hospitals, Inc...........      15          177
Lilly Eli & Co.....................     300       19,950
Lucent Technologies, Inc...........   1,200       89,775
McDonald's Corp....................     800       32,250
MCI WorldCom, Inc. (a).............   1,050       55,716
Meritor Automotive, Inc............     100        1,937
Microsoft Corp. (a)................   1,200      140,100
Minnesota Mining & Manufacturing
  Co...............................     300       29,362
Motorola, Inc......................     200       29,450
Oracle Corp. (a)...................     375       42,023
Pfizer, Inc........................     600       19,463
Procter & Gamble Co................     300       32,869
Raytheon Co., Class A..............      25          620
Rockwell International Corp........     300       14,363
SBC Communications, Inc............     800       39,000
Schering-Plough Corp...............     400       16,875
Sears Roebuck & Co.................     300        9,131
Time Warner, Inc...................     600       43,462
Triad Hospitals, Inc...............      15          227
Warner-Lambert Co..................     600       49,162
Wells Fargo Co.....................   1,000       40,437
Weyerhaeuser Co....................     300       21,544
Xerox Corp.........................     600       13,613
                                              ----------
                                               1,779,833
                                              ----------
TOTAL LONG-TERM INVESTMENTS  99.3%
  (Cost $2,527,840)........................    4,315,127
REPURCHASE AGREEMENT  2.5%
State Street Bank & Trust Co., dated
  12/31/99, due 01/03/00, to be repurchased
  at $109,023, collateralized by $110,000
  U.S. Treasury Note, 6.250%, due 08/31/02,
  valued at $112,338 (Cost $109,000).......      109,000
                                              ----------
TOTAL INVESTMENTS  101.8%
  (Cost $2,636,840)........................    4,424,127
FOREIGN CURRENCY  0.0%
  (Cost $3)................................            4
LIABILITIES IN EXCESS OF OTHER
  ASSETS  (1.8%)...........................      (76,984)
                                              ----------
NET ASSETS  100.0%.........................   $4,347,147
                                              ==========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR -- American Depository Receipt

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                    STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,636,840).........................    $4,424,127
Cash........................................................           689
Foreign Currency (Cost $3)..................................             4
Receivables:
  Dividends.................................................         6,077
  Interest..................................................             8
Unamortized Organizational Costs............................           674
Forward Currency Contracts..................................            18
Other.......................................................           163
                                                                ----------
      Total Assets..........................................     4,431,760
                                                                ----------
LIABILITIES:
Payables:
  Distributor and Affiliates................................         3,938
  Fund Shares Repurchased...................................            58
Accrued Expenses............................................        47,193
Trustees' Deferred Compensation and Retirement Plans........        33,424
                                                                ----------
      Total Liabilities.....................................        84,613
                                                                ----------
NET ASSETS..................................................    $4,347,147
                                                                ==========
NET ASSETS CONSIST OF:
Capital (Par Value of $.01 per share with an unlimited
  number of shares authorized)..............................    $2,597,427
Net Unrealized Appreciation.................................     1,787,251
Accumulated Net Realized Loss...............................          (708)
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (36,823)
                                                                ----------
NET ASSETS..................................................    $4,347,147
                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE (Based on net assets of $4,347,147 and 256,613
  shares of beneficial interest issued and outstanding).....    $    16.94
                                                                ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,592)......  $   53,990
Interest....................................................       2,007
                                                              ----------
    Total Income............................................      55,997
                                                              ----------
EXPENSES:
Custody.....................................................      61,677
Investment Advisory Fee.....................................      34,688
Shareholder Reports.........................................      17,155
Audit.......................................................      15,946
Shareholder Services........................................      15,611
Trustees' Fees and Related Expenses.........................      10,912
Accounting..................................................       7,088
Amortization of Organizational Costs........................       1,365
Legal.......................................................         486
Other.......................................................       2,089
                                                              ----------
    Total Expenses..........................................     167,017
    Expense Reduction ($34,688 Investment Advisory Fee and
     $90,836 Other).........................................     125,524
                                                              ----------
    Net Expenses............................................      41,493
                                                              ----------
NET INVESTMENT INCOME.......................................  $   14,504
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $   51,044
  Foreign Currency Translation..............................     (17,190)
                                                              ----------
Net Realized Gain...........................................      33,854
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     880,273
                                                              ----------
  End of the Period:
    Investments.............................................   1,787,287
    Forward Currency Contracts..............................          18
    Foreign Currency Translation............................         (54)
                                                              ----------
                                                               1,787,251
                                                              ----------
Net Unrealized Appreciation During the Period...............     906,978
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  940,832
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  955,336
                                                              ==========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                     STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $   14,504          $    25,140
Net Realized Gain...........................................        33,854               17,243
Net Unrealized Appreciation During the Period...............       906,978              572,323
                                                                ----------          -----------
Change in Net Assets from Operations........................       955,336              614,706
                                                                ----------          -----------
Distributions from Net Investment Income....................        (9,541)             (25,140)
Distributions in Excess of Net Investment Income............           -0-              (12,870)
                                                                ----------          -----------
Distributions from and in Excess of Net Investment Income...        (9,541)             (38,010)
                                                                ----------          -----------
Distributions from Net Realized Gain........................       (33,854)                 -0-
Distributions in Excess of Net Realized Gain................       (10,981)                 -0-
                                                                ----------          -----------
Distributions from and in Excess of Net Realized Gain.......       (44,835)                 -0-
                                                                ----------          -----------
Total Distributions.........................................       (54,376)             (38,010)
                                                                ----------          -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       900,960              576,696
                                                                ----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................       829,783              782,393
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................        33,418               24,409
Cost of Shares Repurchased..................................      (767,893)          (1,006,628)
                                                                ----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        95,308             (199,826)
                                                                ----------          -----------
TOTAL INCREASE IN NET ASSETS................................       996,268              376,870
NET ASSETS:
Beginning of the Period.....................................     3,350,879            2,974,009
                                                                ----------          -----------
End of the Period (Including accumulated distributions in
  excess of net investment income of $36,823 and $24,594,
  respectively).............................................    $4,347,147          $ 3,350,879
                                                                ==========          ===========

                                               See Notes to Financial Statements

 GLOBAL EQUITY PORTFOLIO                                   FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             July 3, 1995
                                                                                             (Commencement
                                                          Year Ended December 31,            of Investment
                                                   -------------------------------------    Operations) to
                                                    1999      1998      1997      1996     December 31, 1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........  $13.208   $11.004   $11.658    $10.30        $ 10.00
                                                   -------   -------   -------   -------        -------
  Net Investment Income/Loss.....................     .240      .089      .110      .035           (.16)
  Net Realized and Unrealized Gain...............    3.712     2.258     1.696     1.687            .46
                                                   -------   -------   -------   -------        -------
Total from Investment Operations.................    3.952     2.347     1.806     1.722            .30
                                                   -------   -------   -------   -------        -------
Less:
  Distributions from and in Excess of Net
    Investment Income............................     .041      .143      .106      .188            -0-
  Distributions from and in Excess of Net
    Realized Gain................................     .179       -0-     2.354      .176            -0-
                                                   -------   -------   -------   -------        -------
Total Distributions..............................     .220      .143     2.460      .364            -0-
                                                   -------   -------   -------   -------        -------
Net Asset Value, End of the Period...............  $16.940   $13.208   $11.004   $11.658        $ 10.30
                                                   =======   =======   =======   =======        =======
Total Return*....................................   30.06%    21.61%    15.85%    16.72%          3.00%**
Net Assets at End of the Period (In millions)....  $   4.3      $3.4      $3.0      $2.5        $   2.4
Ratio of Expenses to Average Net Assets*.........    1.20%     1.20%     1.20%     1.20%          4.35%
Ratio of Net Investment Income/Loss to Average
  Net Assets*....................................     .42%     0.79%      .76%      .27%         (2.76%)
Portfolio Turnover...............................       7%        3%      132%       94%            42%**
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been lower
   and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..........    4.84%     6.27%     6.78%     7.43%          8.27%
Ratio of Net Investment Loss to Average Net
  Assets.........................................   (3.22%)   (4.28%)   (4.82%)   (5.96%)        (6.68%)

**Non-Annualized

                                               See Notes to Financial Statements

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1999

                        VAN KAMPEN LIFE INVESTMENT TRUST

                              GOVERNMENT PORTFOLIO

 TOTAL RETURNS
One-year total return based on NAV(1).......................      (3.36%)
Five-year average annual total return based on NAV(1).......       6.60%
Ten-year average annual total return based on NAV(1)........       6.54%
Life-of-Portfolio average annual total return based on
NAV(1)......................................................       6.42%
Commencement date...........................................    04/07/86
 YIELD
SEC Yield(2)................................................       5.92%

(1)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

Total returns do not include any charges, expenses, or fees imposed by an insurance company at the underlying Portfolio or separate account levels. If the returns included the effect of these additional charges, the returns would have been lower.

(2)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1999.

See the Comparative Performance section of the current prospectus. The Portfolio is subject to certain risks. These risks include, but are not limited to: market risk--the possibility that the market values of securities owned by the Portfolio will decline; credit risk--an issuer's ability to make timely payments of interest and principal; income risk--the income you receive from the Portfolio is based primarily on interest rates, which can vary widely over the short and long term; prepayment risk--if interest rates fall, the principal on debt securities held by the Portfolio may be paid earlier than expected; extension risk--the value of debt securities tends to fall as interest rates rise; derivative investment risk--a derivative investment is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk--management may not be successful in selecting the best performing securities and the Portfolio's performance may lag behind that of similar portfolios. Past performance does not guarantee future results. U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest when due, on specific securities in the Portfolio, not to shares of the Portfolio. Portfolio shares when redeemed, may be worth more or less than their original cost. The value of debt securities will fluctuate with changes in market conditions and interest rates, which will effect the value of Portfolio shares. Securities which are issued by private issuers involve greater risk than those issued directly by the U.S. Government.

Market forecasts provided in this report may not necessarily come to pass.

The Portfolio being offered is through a variable annuity contract.

              PUTTING YOUR PORTFOLIO'S PERFORMANCE IN PERSPECTIVE

                              GOVERNMENT PORTFOLIO

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Portfolio's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Portfolio is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Portfolio's management team has responded to the opportunities and challenges.

    The following graph compares your Portfolio's performance to that of the Lehman Brothers Mutual Fund Government/Mortgage Index over time. This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
    Van Kampen Life Investment Trust--Government Portfolio vs. the Lehman Brothers Mutual Fund Government/Mortgage Index (December 31, 1989, through December 31, 1999)
[LINE GRAPH]
------------------------------
Portfolio's Total Return
1 Year Avg. Annual  = -3.36%
5 Year Avg. Annual  =  6.60%
10 Year Avg. Annual =  6.54%
------------------------------

                                                                 VAN KAMPEN LIT-GOVERNMENT         LEHMAN BROTHERS MUTUAL FUND
                                                                         PORTFOLIO                  GOVERNMENT/MORTGAGE INDEX
                                                                 -------------------------         ---------------------------
Dec 1989                                                                  10000.00                           10000.00
                                                                           9812.00                            9883.00
                                                                           9630.00                            9916.00
                                                                           9635.00                            9923.00
                                                                           9737.00                            9835.00
                                                                          10012.00                           10120.00
                                                                          10148.00                           10280.00
                                                                          10296.00                           10428.00
                                                                          10207.00                           10296.00
                                                                          10285.00                           10389.00
                                                                          10413.00                           10540.00
                                                                          10652.00                           10770.00
Dec 1990                                                                  10831.00                           10942.00
                                                                          10967.00                           11076.00
                                                                          11069.00                           11149.00
                                                                          11125.00                           11213.00
                                                                          11233.00                           11329.00
                                                                          11317.00                           11393.00
                                                                          11307.00                           11386.00
                                                                          11479.00                           11542.00
                                                                          11715.00                           11789.00
                                                                          11953.00                           12027.00
                                                                          12129.00                           12167.00
                                                                          12196.00                           12276.00
Dec 1991                                                                  12589.00                           12633.00
                                                                          12376.00                           12454.00
                                                                          12476.00                           12528.00
                                                                          12420.00                           12452.00
                                                                          12475.00                           12546.00
                                                                          12705.00                           12776.00
                                                                          12845.00                           12947.00
                                                                          13003.00                           13197.00
                                                                          13148.00                           13337.00
                                                                          13237.00                           13495.00
                                                                          13101.00                           13328.00
                                                                          13137.00                           13328.00
Dec 1992                                                                  13311.00                           13534.00
                                                                          13515.00                           13782.00
                                                                          13721.00                           14009.00
                                                                          13772.00                           14069.00
                                                                          13891.00                           14164.00
                                                                          13906.00                           14183.00
                                                                          14127.00                           14423.00
                                                                          14172.00                           14501.00
                                                                          14338.00                           14734.00
                                                                          14331.00                           14775.00
                                                                          14392.00                           14826.00
                                                                          14284.00                           14711.00
Dec 1993                                                                  14358.00                           14789.00
                                                                          14548.00                           14972.00
                                                                          14256.00                           14728.00
                                                                          13786.00                           14379.00
                                                                          13648.00                           14268.00
                                                                          13629.00                           14276.00
                                                                          13589.00                           14244.00
                                                                          13825.00                           14514.00
                                                                          13833.00                           14532.00
                                                                          13643.00                           14326.00
                                                                          13606.00                           14317.00
                                                                          13557.00                           14284.00
Dec 1994                                                                  13693.00                           14380.00
                                                                          13974.00                           14662.00
                                                                          14336.00                           14998.00
                                                                          14374.00                           15083.00
                                                                          14575.00                           15286.00
                                                                          15033.00                           15856.00
                                                                          15084.00                           15967.00
                                                                          15062.00                           15937.00
                                                                          15226.00                           16117.00
                                                                          15350.00                           16267.00
                                                                          15556.00                           16480.00
                                                                          15014.00                           16713.00
Dec 1995                                                                  16043.00                           16940.00
                                                                          16136.00                           17052.00
                                                                          15829.00                           16777.00
                                                                          15686.00                           16665.00
                                                                          15555.00                           16580.00
                                                                          15501.00                           16545.00
                                                                          15697.00                           16764.00
                                                                          15720.00                           16812.00
                                                                          15678.00                           16788.00
                                                                          15933.00                           17068.00
                                                                          16282.00                           17429.00
                                                                          16595.00                           17712.00
Dec 1996                                                                  16383.00                           17564.00
                                                                          16417.00                           17624.00
                                                                          16445.00                           17660.00
                                                                          16244.00                           17481.00
                                                                          16485.00                           17743.00
                                                                          16649.00                           17904.00
                                                                          16872.00                           18107.00
                                                                          17351.00                           18557.00
                                                                          17164.00                           18425.00
                                                                          17431.00                           18686.00
                                                                          17698.00                           18966.00
                                                                          17768.00                           19050.00
Dec 1997                                                                  17958.00                           19239.00
                                                                          18250.00                           19491.00
                                                                          18179.00                           19474.00
                                                                          18220.00                           19540.00
                                                                          18261.00                           19636.00
                                                                          18464.00                           19810.00
                                                                          18627.00                           19985.00
                                                                          18667.00                           20041.00
                                                                          19094.00                           20430.00
                                                                          19664.00                           20861.00
                                                                          19501.00                           20806.00
                                                                          19481.00                           20852.00
Dec 1998                                                                  19501.00                           20915.00
                                                                          19623.00                           21046.00
                                                                          19176.00                           20714.00
                                                                          19273.00                           20820.00
                                                                          19273.00                           20886.00
                                                                          18974.00                           20732.00
                                                                          18646.00                           20676.00
                                                                          18739.00                           20597.00
                                                                          18697.00                           20597.00
                                                                          18953.00                           20838.00
                                                                          19017.00                           20909.00
                                                                          18974.00                           20898.00
Dec 1999                                                                  18846.00                           20800.00

The above chart reflects the performance of the Portfolio. The Portfolio's performance assumes reinvestment of all distributions and is shown at net asset value.

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Portfolio's performance found in the following pages.

                          PORTFOLIO MANAGEMENT REVIEW

                              GOVERNMENT PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Government Portfolio. The representatives are led by John R. Reynoldson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments.

   Q HOW WOULD YOU DESCRIBE THE MARKET IN WHICH THE PORTFOLIO OPERATED DURING THE REPORTING PERIOD?

   A In the first days of 1999, the fixed-income market appeared to be poised for a slowdown in the global economy after the meltdown in Asia and concurrent economic turmoil from the previous fall. Fixed-income securities grew less expensive as a result of high levels of price volatility and uncertainties regarding credit risk.
    As the new year unfolded, however, it became clear that the global economy had not only stabilized, but that positive economic growth, particularly in the United States, had strongly reemerged. Concerns about inflationary pressures grew in the second half of the year, fueled by tight labor markets and rallying commodity prices. In response, the Federal Reserve Board systematically added the 75 basis points it had withdrawn from the federal funds rate in 1998. Meanwhile, the market grew wary of the potential year 2000 problem--specifically, the effects it might have on new bond supply and cash for investors through the millennium.
    As a result of the conditions above, interest rates rose steadily during the year as economic realities proved to be more positive than had originally been expected. For example, the 10-year Treasury note, which began the year with a
4.64 percent yield, ended the period with a 6.43 percent yield--a rise of 1.79 percent. During this time, the yield curve also flattened as shorter-term yields increased more than longer-term yields, which rose only 1.39 percent. Fixed-income securities experienced a topsy-turvy year, as yield spreads tightened through May, widened into August due to year 2000 perception, and finally tightened again as investors recognized that reports of computer problems had been overblown.

   Q  HOW DID THESE CONDITIONS AFFECT YOUR MANAGEMENT OF THE PORTFOLIO?

   A We maintained a substantial percentage of the Portfolio's assets in mortgage-backed securities for most of the period. When spreads began to widen late in the second quarter, we slightly decreased this position, only to replenish the mortgage-backed allocation when the securities became less expensive in August. Within this sector, the Portfolio was comprised primarily of GNMA issues yielding 6.5 and 7 percent. We believed these holdings presented good values and were exposed to negligible homeowner refinancing risks.
    We also maintained the Portfolio's Treasury holdings in a barbell pattern, with the heaviest weightings falling on the short- and long-maturity ends of the yield curve. Our strategy was to minimize holdings in the "belly" of the curve, which was especially vulnerable to flattening of the yield curve. We felt this strategy was effective, given the rising interest-rate environment and the changing shape of the curve.
    Finally, we held the Portfolio's duration modestly higher than its benchmark for much of the period. Because of the rise in interest rates, this position moderately restrained the Portfolio's performance until we pared back the duration near the end of the period.

   Q  HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

   A Rising interest rates and challenging market conditions were the most significant factors affecting the Portfolio's return. For the 12-month period ended December 31, 1999, the Government Portfolio generated a total return of -3.36 percent.(1) By comparison, the Lehman Brothers Mutual Fund
Government/Mortgage Index posted a total return of -0.54 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of U.S. government and mortgage-backed securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. An investment cannot be made directly in an index. Of course, past performance is no guarantee of comparable future results. For additional performance results, please refer to the chart and footnotes on page 35.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We continue to see value in the mortgage market and believe it will be buoyed by increased demand from banks and other interested investors in the coming months. Of course, we will continue to keep a close eye on the changing yield spreads between Treasuries and other fixed-income securities, but we expect yield spreads to be fairly contained. We believe our ongoing evaluation of the relationship between mortgages and Treasuries will enable us to maintain an optimal balance between the two sectors in the Portfolio. Assuming that additional interest-rate increases are on the horizon, we will also continue our efforts to adjust the Portfolio's duration to more neutral levels.

 GOVERNMENT PORTFOLIO                                  PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

 Par
Amount
(000)                         Description                        Coupon           Maturity          Market Value
----------------------------------------------------------------------------------------------------------------
         UNITED STATES GOVERNMENT AGENCY OBLIGATIONS  70.3%
$2,000   Federal Farm Credit Bank Medium Term Note.............   6.520%          09/24/07          $ 1,934,700
  971    Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   7.000     05/01/24 to 07/01/24        940,877
  150    Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   7.500           10/1/24               148,573
  130    Federal Home Loan Mortgage Corp. Gold 30 Year Pools...   8.000     09/01/24 to 10/01/24        131,424
  500    Federal Home Loan Mortgage Corp. Pools................   5.750           03/15/09              455,865
2,991    Federal Home Loan Mortgage Corp. Pools................   6.000   05/01/2029 to 09/01/2029    2,739,439
2,486    Federal Home Loan Mortgage Corp. Pools................   6.500   05/01/2029 to 06/01/2029    2,346,741
1,998    Federal Home Loan Mortgage Corp. Pools................   7.500   10/01/2029 to 11/01/2029    1,978,924
  356    Federal Home Loan Mortgage Corp. CMO Floater..........   5.840           09/15/27              356,812
  168    Federal Home Loan Mortgage Corp. CMO Floater..........   5.910           09/15/23              167,336
1,161    Federal National Mortgage Association 15 Year Dwarf
         Pools.................................................   6.500     06/01/09 to 04/01/11      1,134,288
1,074    Federal National Mortgage Association 15 Year Dwarf
         Pools.................................................   7.000     07/01/10 to 01/01/12      1,065,211
  167    Federal National Mortgage Association Pools...........   5.500     07/01/24 to 02/01/29        148,752
2,154    Federal National Mortgage Association Pools...........   6.000     01/01/14 to 12/01/28      2,038,072
  500    Federal National Mortgage Association Pools...........   6.250           11/15/02              494,690
  500    Federal National Mortgage Association Pools...........   6.375           06/15/09              476,475
5,760    Federal National Mortgage Association Pools...........   6.500     03/01/26 to 09/01/29      5,433,994
  970    Federal National Mortgage Association Pools...........   7.000     12/01/23 to 06/01/24        940,159
  263    Federal National Mortgage Association Pools...........   7.500     05/01/24 to 10/01/24        260,555
  230    Federal National Mortgage Association Pools...........   8.000     06/01/24 to 10/01/24        231,787
  401    Federal National Mortgage Association Pools...........  11.000           11/01/20              444,184
4,823    Government National Mortgage Association Pools (a)....   6.500     05/15/23 to 03/15/29      4,529,691
7,451    Government National Mortgage Association Pools (a)....   7.000     04/15/23 to 04/15/29      7,206,177
  943    Government National Mortgage Association Pools........   7.500     12/15/21 to 06/15/24        933,832
  225    Government National Mortgage Association Pools........   8.000     05/15/17 to 01/15/23        227,940
  196    Government National Mortgage Association Pools........   8.500     04/15/17 to 07/15/17        202,864
  448    Government National Mortgage Association Pools........   9.500     06/15/09 to 10/15/09        479,892
   28    Government National Mortgage Association Pools........  11.000     09/15/10 to 08/15/20         31,329
                                                                                                    -----------
         TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS........................................   37,480,583
                                                                                                    -----------
         UNITED STATES TREASURY OBLIGATIONS  8.6%
4,000    United States Treasury Bonds (a)......................   6.000           02/15/26            3,657,960
1,000    United States Treasury Notes (a)......................   5.500           2/15/08               936,380
                                                                                                    -----------
         TOTAL UNITED STATES TREASURY OBLIGATIONS.................................................    4,594,340
                                                                                                    -----------
TOTAL LONG-TERM INVESTMENTS  78.9%
  (Cost $43,398,766)..............................................................................   42,074,923
REPURCHASE AGREEMENT  19.7%
  Fuji Securities Incorporated ($10,520,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 1/3/00 at $10,520,000)
  (Cost $10,519,182)..............................................................................   10,519,182
                                                                                                    -----------
TOTAL INVESTMENTS  98.6%
  (Cost $53,917,948)..............................................................................   52,594,105
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.......................................................      735,193
                                                                                                    -----------
 NET ASSETS  100.0%...............................................................................  $53,329,298
                                                                                                    ===========

(a) Assets segregated as collateral for open futures transactions.

CMO--Collateralized Mortgage Obligations

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including a repurchase agreement of
  $10,519,182 (Cost $53,917,948)............................    $52,594,105
Cash........................................................        537,911
Interest Receivable.........................................        360,557
Other.......................................................         46,950
                                                                -----------
      Total Assets..........................................     53,539,523
                                                                -----------
LIABILITIES:
Payables:
  Variation Margin on Futures...............................         30,313
  Investment Advisory Fee...................................         16,836
  Distributor and Affiliates................................         11,200
  Portfolio Shares Repurchased..............................          7,007
Trustees' Deferred Compensation and Retirement Plans........        124,170
Accrued Expenses............................................         20,699
                                                                -----------
      Total Liabilities.....................................        210,225
                                                                -----------
NET ASSETS..................................................    $53,329,298
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $61,096,754
Accumulated Undistributed Net Investment Income.............      3,221,466
Net Unrealized Depreciation.................................     (1,507,647)
Accumulated Net Realized Loss...............................     (9,481,275)
                                                                -----------
NET ASSETS..................................................    $53,329,298
                                                                ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE
  (Based on net assets of $53,329,298 and 6,047,586 shares
  of beneficial interest issued and outstanding)............    $      8.82
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                   STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 3,540,737
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        275,370
Custody.....................................................         28,728
Trustees' Fees and Related Expenses.........................         31,469
Accounting..................................................         29,309
Shareholder Services........................................         16,629
Legal.......................................................          7,062
Other.......................................................         23,061
                                                                -----------
    Total Expenses..........................................        411,628
    Investment Advisory Fee Reduction.......................         76,349
    Less Credits Earned on Overnight Cash Balances..........          2,256
                                                                -----------
    Net Expenses............................................        333,023
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,207,714
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  (826,384)
  Futures...................................................       (982,628)
                                                                -----------
Net Realized Loss...........................................     (1,809,012)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      1,842,793
                                                                -----------
  End of the Period:
    Investments.............................................     (1,323,843)
    Futures.................................................       (183,804)
                                                                -----------
                                                                 (1,507,647)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,350,440)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    $(5,159,452)
                                                                ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................    $(1,951,738)
                                                                ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                        STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1999   December 31, 1998
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $ 3,207,714         $ 3,088,718
Net Realized Gain/Loss......................................     (1,809,012)            973,202
Net Unrealized Appreciation/Depreciation During the
  Period....................................................     (3,350,440)            327,575
                                                                -----------         -----------
Change in Net Assets from Operations........................     (1,951,738)          4,389,495
Distributions from Net Investment Income....................     (2,745,022)           (529,309)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........     (4,696,760)          3,860,186
                                                                -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      9,298,965          11,164,705
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................      2,745,022             529,309
Cost of Shares Repurchased..................................    (11,077,541)        (11,052,927)
                                                                -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........        966,446             641,087
                                                                -----------         -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................     (3,730,314)          4,501,273
NET ASSETS:
Beginning of the Period.....................................     57,059,612          52,558,339
                                                                -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $3,221,466 and $2,681,124,
  respectively).............................................    $53,329,298         $57,059,612
                                                                ===========         ===========

                                               See Notes to Financial Statements

 GOVERNMENT PORTFOLIO                                      FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                      -----------------------------------------------------------
                                                       1999         1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........      $ 9.594      $ 8.920      $ 8.666      $  9.06      $  8.28
                                                      -------      -------      -------      -------      -------
  Net Investment Income.........................         .526         .520         .566         .569          .60
  Net Realized and Unrealized Gain/Loss.........        (.845)        .244         .231        (.388)         .78
                                                      -------      -------      -------      -------      -------
Total from Investment Operations................        (.319)        .764         .797         .181         1.38
Less Distributions from and in Excess of Net
  Investment Income.............................         .457         .090         .543         .575          .60
                                                      -------      -------      -------      -------      -------
Net Asset Value, End of the Period..............      $ 8.818      $ 9.594      $ 8.920      $ 8.666      $  9.06
                                                      =======      =======      =======      =======      =======
Total Return*...................................       (3.36%)       8.59%        9.61%        2.12%       17.17%
Net Assets at End of the Period (In millions)...      $  53.3      $  57.1      $  52.6      $  57.3      $  67.0
Ratio of Expenses to Average Net Assets*........         .60%         .60%         .60%         .60%         .60%
Ratio of Net Investment Income to Average Net
  Assets*.......................................        5.92%        5.74%        6.51%        6.56%        6.89%
Portfolio Turnover..............................          92%         107%         119%         143%         164%
 * If certain expenses had not been assumed by
   Van Kampen, Total Return would have been
   lower and the ratios would have been as
   follows:
Ratio of Expenses to Average Net Assets.........         .74%         .73%         .74%         .80%         .72%
Ratio of Net Investment Income to Average Net
  Assets........................................        5.78%        5.61%        6.37%        6.36%        6.77%

                                               See Notes to Financial Statements

                          PORTFOLIO MANAGEMENT REVIEW

                             MONEY MARKET PORTFOLIO

The following is an interview with representatives of the adviser of the Van Kampen Life Investment Trust--Money Market Portfolio. The representatives are led by Reid Hill and Michael Bird, portfolio managers, and Peter W. Hegel, chief investment officer for fixed-income investments.

   Q HOW WOULD YOU CHARACTERIZE THE ECONOMIC AND MARKET CONDITIONS IN WHICH THE PORTFOLIO OPERATED DURING THE PAST 12 MONTHS?

   A A robust domestic economy, buoyed by high employment rates and strong consumer activity, prompted the Federal Reserve Board to implement interest-rate hikes in June, August, and November in an attempt to ward off inflation. The cumulative effect of these rate hikes restored the federal funds rate to its September 1998 level of 5.50 percent.
    Against this backdrop, the Dow Jones Industrial Average continued along its volatile path, ending the period with a return to its mid-year record highs. The equity market easily outshone the fixed-income market, which suffered in the third quarter of 1999 amid concerns that Year 2000 computer problems might make it difficult for investors to liquidate their investments in the final weeks of the year. As fears heightened, yield spreads widened between Treasuries and other types of bonds, such as corporate, high-yield, and mortgage-backed securities.
    In an effort to reassure investors, the Fed announced a series of programs designed to maintain cash reserves for banks and investment companies. The programs gave institutional investors several options for procuring liquid assets, including the ability to borrow funds from the Fed. These steps helped settle the fixed-income market toward the end of the Portfolio's reporting period.

   Q  HOW DID YOU MANAGE THE PORTFOLIO IN LIGHT OF THESE CONDITIONS?

   A We continued to pursue our allocation model, in which half of the Portfolio's assets would be invested in commercial paper, a third of the Portfolio's assets invested in bank notes and CDs (certificates of deposit), and the remainder invested in agency discount notes and repurchase agreements ("repos"). During the past year, we maintained a focus on commercial paper, which tends to provide the greatest yield advantage among the Portfolio's investments. Correspondingly, we decreased the Portfolio's emphasis on bank notes and CDs, which provided less value. However, market volatility prompted us to pursue the liquidity of repos, thus creating a slight underweighting in the commercial paper sector at the end of the reporting period.
    Within the commercial paper sector, we continued to select high-rated, short-term corporate securities with ratings of at least A-1/P-1 from Moody's and Standard & Poor's. These corporate securities provided income without assuming excessive risk. We also continued to favor commercial paper with an average maturity of 90 days or less. In the current interest-rate environment, we believe there is little benefit in extending the Portfolio's risk by investing in longer-term paper, which provides only a minimally higher return than shorter-term paper.

   Q  HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

   A The Portfolio continued to provide shareholders with relative stability, daily liquidity at $1.00 per share, and a competitive level of current income. For the 12-month period ended December 31, 1999, the Portfolio produced a total return of 4.63 percent. As of December 31, the Portfolio generated a seven-day average yield of 4.80 percent and a 30-day effective yield of 5.10 percent. The Portfolio's price per share remained unchanged at $1.00 throughout the reporting period.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET OVER THE COMING MONTHS?

   A We expect the Fed to continue to gauge the strength of the economy and indications of increasing price pressures in order to determine if another interest-rate hike is warranted. At this point, we anticipate at least one rate hike in the first few months of the year, although the market appears to be preparing for the possibility of more than one increase.
    In conjunction with this outlook, we will maintain our pursuit of the allocation model described earlier in this report. Given our perspective on the interest-rate environment, our focus on securities with short maturities will continue in the foreseeable future. At the same time, we'll look to add value to the Portfolio through careful security selection as we continue to seek to achieve the Portfolio's objective of protection of capital and high current income.

An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Portfolio shares, when redeemed, may be worth more or less than their original cost.

The Portfolio is offered through a variable annuity contract.

 MONEY MARKET PORTFOLIO                                PORTFOLIO OF INVESTMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

                                                                                     Discount
 Par                                                                                 Yield on
Amount                                                                   Maturity    Date of      Amortized
(000)                            Description                               Date      Purchase       Cost
------------------------------------------------------------------------------------------------------------
         COMMERCIAL PAPER  37.0%
$1,000   American Express Credit Corp. ..............................    02/16/00%    5.853%     $   992,678
   800   American General Finance Corp. .............................    02/22/00     6.003          793,217
 1,000   Associates Corp. of North America...........................    01/24/00     5.883          996,307
 1,000   Chevron USA, Inc. ..........................................    01/21/00     6.033          996,706
 1,000   CIT Group Holdings, Inc. ...................................    01/26/00     5.946          995,945
 1,000   Citicorp....................................................    02/08/00     6.092          993,698
 1,000   Coca-Cola Co. ..............................................    01/28/00     6.132          995,485
 1,000   Ford Motor Credit Co. ......................................    01/19/00     6.154          996,975
 1,000   General Electric Corp. .....................................    02/28/00     5.937          990,656
 1,000   IBM Credit Corp. ...........................................    03/20/00     6.113          986,943
 1,000   John Deere Capital Corp. ...................................    02/02/00     5.810          994,933
   800   Norwest Financial, Inc. ....................................    02/07/00     5.917          795,231
   800   Prudential Funding Corp. ...................................    02/04/00     5.893          795,633
                                                                                                 -----------
         TOTAL COMMERCIAL PAPER..............................................................     12,324,407
                                                                                                 -----------
         U.S. GOVERNMENT AGENCY OBLIGATIONS  13.7%
   493   Federal Farm Credit Bank Discount Note......................    02/15/00     5.665          489,573
   486   Federal Home Loan Bank Consolidated Discount Note...........    03/17/00     5.923          480,080
   700   Federal Home Loan Mortgage Corp Discount Note...............    01/27/00     5.630          697,209
   500   Federal Home Loan Mortgage Corp Discount Note...............    02/02/00     5.646          497,547
   800   Federal Home Loan Mortgage Corp Discount Note...............    03/16/00     5.701          790,767
   800   Federal National Mortgage Association Discount Note.........    07/07/00     5.452          778,150
   839   Federal National Mortgage Association Discount Note.........    03/02/00     5.722          830,982
                                                                                                 -----------
         TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS............................................      4,564,308
                                                                                                 -----------
         CERTIFICATES OF DEPOSIT  12.3%
   500   Bank One Illinois...........................................    04/06/00     6.000          500,000
   800   Commerzbank AG..............................................    02/01/00     5.000          799,984
   800   National Westminster Bank...................................    01/07/00     5.010          799,994
 1,000   UBS AG......................................................    07/17/00     5.660          999,716
 1,000   Westdeutsche Landesbank.....................................    03/06/00     6.060        1,000,025
                                                                                                 -----------
         TOTAL CERTIFICATES OF DEPOSIT.......................................................      4,099,719
                                                                                                 -----------
         NOTE  3.0%
 1,000   Lasalle National Bank.......................................    02/18/00     6.030        1,000,000
                                                                                                 -----------
         REPURCHASE AGREEMENTS  32.9%
         BankAmerica Securities ($4,000,000 par collateralized by U.S. Government obligations
           in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at $4,000,917)...      4,000,000
         State Street Bank & Trust Co. ($6,943,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/99, to be sold on 01/03/00 at
           $6,944,736).......................................................................      6,943,000
                                                                                                 -----------
         TOTAL REPURCHASE AGREEMENTS.........................................................     10,943,000
                                                                                                 -----------
         TOTAL INVESTMENTS  98.9%............................................................     32,931,434
         OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.........................................        362,813
                                                                                                 -----------
         NET ASSETS  100.0%..................................................................    $33,294,247
                                                                                                 ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                     STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Investments, at amortized cost which approximates market,
  including repurchase agreements of $10,943,000............  $32,931,434
Cash........................................................      346,625
Interest Receivable.........................................      123,608
Other.......................................................       45,602
                                                              -----------
      Total Assets..........................................   33,447,269
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        7,462
  Distributor and Affiliates................................        5,101
  Income Distribution.......................................        2,806
Trustees' Deferred Compensation and Retirement Plans........      121,859
Accrued Expenses............................................       15,794
                                                              -----------
    Total Liabilities.......................................      153,022
                                                              -----------
NET ASSETS..................................................  $33,294,247
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Equivalent to $1.00 per share for 33,294,247 shares outstanding)..............................................  $33,294,247
                                                              ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                 STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,507,956
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     146,480
Trustees' Fees and Related Expenses.........................      32,481
Accounting..................................................      24,073
Custody.....................................................      24,845
Shareholder Services........................................      15,947
Audit.......................................................      11,363
Shareholder Reports.........................................      10,915
Legal.......................................................       2,509
Other.......................................................       1,927
                                                              ----------
    Total Expenses..........................................     270,540
    Investment Advisory Fee Reduction.......................      91,001
    Less Credits Earned on Overnight Cash Balances..........       3,448
                                                              ----------
    Net Expenses............................................     176,091
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,331,865
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,331,865
                                                              ==========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                      STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                 Year Ended          Year Ended
                                                              December 31, 1999   December 31, 1998
---------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................     $ 1,331,865         $ 1,061,603
                                                                 -----------         -----------
Distributions from Net Investment Income....................      (1,331,826)         (1,061,807)
Distributions in Excess of Net Investment Income............             -0-                 (39)
                                                                 -----------         -----------
Distributions from and in Excess of Net Investment Income...      (1,331,826)         (1,061,846)
                                                                 -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........              39                (243)
                                                                 -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................      36,672,632          31,396,945
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................       1,341,788           1,061,846
Cost of Shares Repurchased..................................     (31,429,889)        (25,489,643)
                                                                 -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........       6,584,531           6,969,148
                                                                 -----------         -----------
TOTAL INCREASE IN NET ASSETS................................       6,584,570           6,968,905
NET ASSETS:
Beginning of the Period.....................................      26,709,677          19,740,772
                                                                 -----------         -----------
End of the Period (Including accumulated undistributed net
  investment income of $0 and $(39), respectively)..........     $33,294,247         $26,709,677
                                                                 ===========         ===========

                                               See Notes to Financial Statements

 MONEY MARKET PORTFOLIO                                    FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one share of the
            Portfolio outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                    Year Ended December 31,
                                                             --------------------------------------
                                                              1999    1998    1997    1996    1995
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.................... $ 1.00   $1.00   $1.00   $1.00   $1.00
                                                             ------   -----   -----   -----   -----
Net Investment Income.......................................   .045    .049    .049    .048   .0533
Less Distributions from Net Investment Income...............   .045    .049    .049    .048   .0533
                                                             ------   -----   -----   -----   -----
Net Asset Value, End of the Period.......................... $ 1.00   $1.00   $1.00   $1.00   $1.00
                                                             ======   =====   =====   =====   =====
Total Return*...............................................  4.63%   5.02%   5.06%   4.89%   5.46%
Net Assets at End of the Period (In millions)............... $ 33.3   $26.7   $19.7   $19.6   $21.6
Ratio of Expenses to Average Net Assets* (a)................   .62%    .60%    .60%    .60%    .60%
Ratio of Net Investment Income to Average Net Assets*.......  4.25%   4.88%   4.95%   4.78%   5.33%
 * If certain expenses had not been assumed by Van Kampen,
   Total Return would have been lower and the ratios would
   have been as follows:
Ratio of Expenses to Average Net Assets (a).................   .93%    .99%    .98%   1.29%    .93%
Ratio of Net Investment Income to Average Net Assets........  4.56%   4.49%   4.57%   4.10%   5.00%

(a) The Ratio of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the year ended December 31, 1999.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Life Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company comprised of eleven Portfolios: Asset Allocation Portfolio ("Asset Allocation"), Comstock Portfolio(1) ("Comstock"), Domestic Income Portfolio ("Domestic Income"), Emerging Growth Portfolio(1) ("Emerging Growth"), Enterprise Portfolio(1) ("Enterprise"), Global Equity Portfolio ("Global Equity"), Government Portfolio ("Government"), Growth and Income Portfolio(1) ("Growth and Income"), Money Market Portfolio ("Money Market"), Morgan Stanley Real Estate Securities Portfolio(1) ("Real Estate") and Strategic Stock Portfolio(1) ("Strategic Stock") (collectively the "Portfolios"). Each Portfolio is accounted for as a separate entity.
    The goals of the Portfolios are as follows: Asset Allocation seeks a high total investment return consistent with prudent investment risk; Domestic Income seeks current income as its primary objective and capital appreciation as a secondary objective; Global Equity seeks long-term growth of capital through an internationally diversified portfolio of equity securities of companies of any nation, including the United States; Government seeks high current return consistent with preservation of capital; and Money Market seeks protection of capital and high current income by investing in money market instruments.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Fixed income investments are valued by independent pricing services or dealers using the mean of the bid and asked prices. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where prices or quotations are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost. For Money Market, all investments are valued at amortized cost, which approximates market value.
    Domestic Income's investments include lower rated and unrated debt securities which may be more susceptible to a decline in value due to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 18% of Domestic Income's net assets at December 31, 1999.

---------------

    (1) These Portfolios are included under a separate cover.

                               December 31, 1999
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.
    The Portfolios may invest in repurchase agreements which are short-term investments in which the Portfolios acquire ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Portfolios may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Portfolios will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Portfolios.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. ORGANIZATIONAL COSTS--Global Equity has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Portfolio's organization in the amount of $6,828. These costs are being amortized on a straight line basis over the 60 month period ending July 2, 2000. The Adviser has agreed that in the event any of the initial shares of the Portfolio originally purchased by Van Kampen are redeemed during the amortization period, the Portfolio will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    Each Portfolio intends to utilize provisions of the federal income tax laws which allow each Portfolio to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. The following table presents the capital loss carryforward at December 31, 1999 along with its expiration dates. The table also presents the identified cost of investments at December 31, 1999 for federal income

                               December 31, 1999
--------------------------------------------------------------------------------

tax purposes with the associated gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation on investments.

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Realized capital loss carryforward....................             --    $ 1,083,199            --
Expiration dates of capital loss carryforward.........             --      2002-2007            --
Amount expiring on 12/31/00...........................             --             --            --
Identified cost.......................................    $47,343,466    $16,537,763    $2,650,368
Gross unrealized appreciation.........................      6,680,161        149,201     1,912,180
Gross unrealized depreciation.........................      1,420,886        743,910       138,417
Net unrealized appreciation/depreciation..............      5,259,275       (594,709)    1,773,763

                                                                                  MONEY
                                                                GOVERNMENT       MARKET
------------------------------------------------------------------------------------------
Realized capital loss carryforward..........................    $ 9,664,340    $     1,765
Expiration dates of capital loss carryforward...............      2000-2007      2003-2007
Amount expiring on 12/31/00.................................    $   117,213             --
Identified cost.............................................    $53,917,948    $32,931,434
Gross unrealized appreciation...............................        166,968             --
Gross unrealized depreciation...............................      1,490,811             --
Net unrealized appreciation/depreciation....................     (1,323,843)            --

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. DISTRIBUTION OF INCOME AND GAINS--Money Market declares dividends from net investment income and net realized gain/loss on each business day. Asset Allocation, Domestic Income, Global Equity and Government declare dividends from net investment income and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.
    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods. The following permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified.

                                                                          GLOBAL
                                                         DOMESTIC         EQUITY        GOVERNMENT
--------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income......    $  (7,381)(b)   $(17,192)(a)   $77,650 (b)
Accumulated Net Realized Gain/Loss...................      416,872(b)(c)   17,192(a)    (77,650)(b)
Capital..............................................     (409,491)(c)         --               --

(a) For federal income tax purposes, realized gains and losses on transactions in foreign currencies are included as ordinary income. These realized gains and losses are included in net realized gain/loss for financial reporting purposes and have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

                               December 31, 1999
--------------------------------------------------------------------------------

(b) Accretion of market discounts on bonds and paydowns of mortgage pool obligations are recognized as ordinary income/loss for federal income tax purposes but as realized gains or losses for book purposes. These permanent differences have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

(c) At December 31, 1999, all or a portion of capital loss carryforward expired creating a permanent difference between book and tax basis reporting. These items have been reclassified from accumulated net realized loss to capital.

G. FOREIGN CURRENCY TRANSLATION--The market values of foreign securities, forward currency exchange contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on quoted exchange rates as of noon Eastern Standard Time. The cost of securities is determined using historical exchange rates. Income and expenses are translated at prevailing exchange rates when accrued or incurred. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions.

H. EXPENSE REDUCTIONS--During the year ended December 31, 1999, custody fees were reduced by the following amounts as a result of credits earned on overnight cash balances:

                                              ASSET      DOMESTIC   GLOBAL                MONEY
                                            ALLOCATION    INCOME    EQUITY   GOVERNMENT   MARKET
------------------------------------------------------------------------------------------------
Credits earned on overnight cash
  balances................................    $2,246      $2,148    $  -0-     $2,256     $3,448

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly based upon the average daily net assets as follows:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Enterprise, Government
and Money Market (based upon their combined net assets)
     First $500 million.....................................   .50%
     Next $500 million......................................   .45%
     Over $1 billion........................................   .40%
     (The resulting fee is prorated to each of these
     Portfolios based upon their respective average daily
     net assets.)
Global Equity...............................................  1.00%

    In relation to Global Equity, the Adviser has entered into a subadvisory agreement, dated April 1, 1997 with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser") to provide advisory services to the Portfolio and the Adviser with respect to the Portfolio's investments. For these services, the Adviser pays 50% of its advisory fees to the Subadviser.
    Under the terms of the advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of Asset Allocation, Domestic Income, Government or Money Market, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolios for all expenses as a percent of average daily net assets in excess of the following:

-------------------------------------------------------------------
Asset Allocation, Domestic Income, Government and Money
Market......................................................   .60%
Global Equity...............................................  1.20%

                               December 31, 1999
--------------------------------------------------------------------------------

    Other transactions with affiliates during the year ended December 31, 1999 were as follows:

                                                           ASSET          DOMESTIC       GLOBAL
                                                         ALLOCATION        INCOME        EQUITY
------------------------------------------------------------------------------------------------
Accounting.........................................       $25,200         $16,200        $ 7,000
Shareholder servicing agent's fees.................        15,000          15,000         15,600
Legal (Skadden Arps)...............................         3,700           2,200            500

                                                                                   MONEY
                                                                  GOVERNMENT      MARKET
-----------------------------------------------------------------------------------------
Accounting..................................................       $29,300        $24,100
Shareholder servicing agent's fees..........................        16,600         15,000
Legal (Skadden Arps)........................................         7,000          2,500

    Accounting services are provided by Van Kampen at cost. Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Portfolios. Transfer agency fees are determined through negotiations with the Portfolios' Board of Trustees and are based on competitive benchmarks. Legal services are provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Portfolios, of which a trustee of the Portfolios is an affiliated person.
    Certain officers and trustees of the Portfolios are also officers and directors of Van Kampen. The Portfolios do not compensate their officers or trustees who are officers of Van Kampen.
    The Portfolios provide deferred compensation and retirement plans for their trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500 per portfolio.
    At December 31, 1999, Van Kampen owned 95,241 shares of Global Equity.

3. CAPITAL TRANSACTIONS
    For the year ended December 31, 1999, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   4,591,957      2,048,609       253,694
Sales....................................................     200,932        700,539        53,999
Dividend Reinvestment....................................     680,053        155,098         2,147
Repurchases..............................................  (1,073,861)      (873,380)      (53,227)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,399,081      2,030,866       256,613
                                                          ===========    ===========    ==========
Capital at 12/31/99...................................... $42,297,099    $16,763,020    $2,597,427
                                                          ===========    ===========    ==========

                               December 31, 1999
--------------------------------------------------------------------------------

                                                                               MONEY
                                                             GOVERNMENT        MARKET
----------------------------------------------------------------------------------------
Beginning Shares............................................   5,947,274      26,709,716
Sales.......................................................   1,022,161      36,672,632
Dividend Reinvestment.......................................     305,002       1,341,788
Repurchases.................................................  (1,226,851)    (31,429,889)
                                                             -----------    ------------
Ending Shares...............................................   6,047,586      33,294,247
                                                             ===========    ============
Capital at 12/31/99......................................... $61,096,754    $ 33,294,247
                                                             ===========    ============

    At December 31, 1999, with the exception of Van Kampen's ownership of shares of certain portfolios, five insurance companies or their separate accounts were record owners of all but a de minimus number of the shares of each Portfolio.
    For the year ended December 31, 1998, share transactions were as follows:

                                                             ASSET        DOMESTIC        GLOBAL
                                                          ALLOCATION       INCOME         EQUITY
--------------------------------------------------------------------------------------------------
Beginning Shares.........................................   5,314,563      2,084,276       270,266
Sales....................................................     330,901        719,808        64,891
Dividend Reinvestment....................................     153,034          5,259         2,004
Repurchases..............................................  (1,206,541)      (760,734)      (83,467)
                                                          -----------    -----------    ----------
Ending Shares............................................   4,591,957      2,048,609       253,694
                                                          ===========    ===========    ==========
Capital at 12/31/98...................................... $44,946,853    $17,202,927    $2,502,119
                                                          ===========    ===========    ==========

                                                                               MONEY
                                                             GOVERNMENT        MARKET
----------------------------------------------------------------------------------------
Beginning Shares............................................   5,892,077      19,740,568
Sales.......................................................   1,196,357      31,396,945
Dividend Reinvestment.......................................      58,944       1,061,846
Repurchases.................................................  (1,200,104)    (25,489,643)
                                                             -----------    ------------
Ending Shares...............................................   5,947,274      26,709,716
                                                             ===========    ============
Capital at 12/31/98......................................... $60,130,308    $ 26,709,716
                                                             ===========    ============

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of long-term investments, including principal paydowns and excluding forward commitment transactions and short-term investments, were:

                                                 ASSET       DOMESTIC      GLOBAL
                                              ALLOCATION      INCOME       EQUITY    GOVERNMENT
------------------------------------------------------------------------------------------------
Purchases...................................  $38,018,687   $12,598,685   $314,577   $45,887,119
Sales.......................................   50,581,909    12,910,019    256,558    54,452,418

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                               December 31, 1999
--------------------------------------------------------------------------------

    The Portfolios have a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolios against possible changes in the market value of its portfolio, manage the Portfolio's effective yield, foreign currency exposure, maturity and duration or to generate potential gain. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract.
    Summarized below are the specific types of derivative financial instruments used by the Portfolios.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fixed income Portfolios generally invest in futures on U.S. Treasury Bonds and Notes. The equity Portfolios generally invest in S&P 500 Index Futures. Upon entering into futures contracts, the Portfolios maintain, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the year ended December 31, 1999, were as follows:

                                                              NUMBER OF
                         GOVERNMENT                           CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1998............................       154
Futures Opened..............................................     1,185
Futures Closed..............................................    (1,258)
                                                                ------
Outstanding at December 31, 1999............................        81
                                                                ======

    The futures contracts outstanding at December 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                           UNREALIZED
                                                             NUMBER OF    APPRECIATION/
                                                             CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------------------
GOVERNMENT
  LONG CONTRACTS
     U.S. Treasury Bonds--March 2000
       (Current notional value of $90,938 per contract).....     68         (202,406)
  SHORT CONTRACTS
     10-year U.S. Treasury Notes--March 2000
       (Current notional value of $95,844 per contract).....     13           18,602
                                                                ---         --------
                                                                 81         (183,804)
                                                                ===         ========

B. FORWARD COMMITMENTS--Domestic Income, Global Equity, and Government may trade certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Portfolio and dealers. Upon executing a forward commitment and during the period of obligation, the Portfolio maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Portfolio is to accept delivery of a security traded under a forward bond purchase commitment, the commitment is recorded as a long-term purchase. For forward bond purchase commitments for which security settlement is not intended by the Portfolio, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis with

                               December 31, 1999
--------------------------------------------------------------------------------

changes in value reflected as a component of unrealized appreciation/depreciation. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forwards. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities. During the term of the commitment, the Portfolio may sell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In addition, the Portfolio may occasionally close such forward commitments prior to delivery. Risks may arise as a result of the potential liability of the counterparties to meet the terms of their contracts. The Portfolio's market exposure from these positions is equal to the Current Value noted below.
    The forward currency contracts outstanding as of December 31, 1999 are as follows:

                                                                              UNREALIZED
                                                                CURRENT      APPRECIATION/
                        DESCRIPTION                              VALUE       DEPRECIATION
------------------------------------------------------------------------------------------
GLOBAL EQUITY
  SHORT CONTRACTS
  Japanese Yen, 10,089,000 expiring 03/17/00................    $99,982          $ 18
                                                                =======          ----

6. BORROWINGS
In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Portfolios did not borrow against the credit facility during the period.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Van Kampen Life Investment Trust--Asset Allocation Portfolio, Domestic Income Portfolio, Global Equity Portfolio, Government Portfolio, and Money Market Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Asset Allocation Portfolio, Domestic Income Portfolio, Global Equity Portfolio, Government Portfolio, and Money Market Portfolio (each a portfolio of Van Kampen Life Investment Trust, collectively referred to as the "Portfolios") at December 31, 1999, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
February 11, 2000

                                VAN KAMPEN FUNDS

GROWTH
   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

GLOBAL/INTERNATIONAL
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and ongoing expenses.
Please read it carefully before you
invest or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

 * Closed to new investors
** Open to new investors for a limited time

                        VAN KAMPEN LIFE INVESTMENT TRUST

BOARD OF TRUSTEES

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY, PH.D.

PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
President

DENNIS J. MCDONNELL*
Executive Vice President
and Chief Investment Officer

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

STEPHEN L. BOYD*

PETER W. HEGEL*

MICHAEL H. SANTO*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR
(GLOBAL EQUITY PORTFOLIO)

MORGAN STANLEY DEAN WITTER INVESTMENT
MANAGEMENT INC.
1585 Broadway
New York, NY 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive

Chicago, Illinois 60601

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 2000
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by Asset Allocation and Global Equity during its taxable year ended December 31, 1999. Asset Allocation and Global Equity designated and paid $4,997,426 and $44,835, respectively, as a 20% rate gain distribution.

The following represents the percentage of 1999 income distributions paid by the designated fund which qualify for the 70% dividends received deduction for corporations:

Asset Allocation Portfolio..................    23.06%
Domestic Income Portfolio...................     2.42%
Global Equity Portfolio.....................   100.00%

                          RESULTS OF SHAREHOLDER VOTES

  A Joint Special Meeting of the Shareholders of the Portfolio was held on December 15, 1999, where shareholders voted on the election of trustees and independent public accountants.
--------------------------------------------------------------------------------

                                                  Asset      Domestic    Global                   Money
                 # of Shares                    Allocation    Income     Equity    Government     Market
----------------------------------------------------------------------------------------------------------
1)  With regard to the election of the following trustees by shareholders:
  J. Miles Branagan
In Favor.....................................   4,380,131    2,096,777   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       15,843     7,337      79,427       258,396
  Jerry D. Choate
In Favor.....................................   4,380,131    2,099,418   231,132   6,098,585    31,541,054
Withheld.....................................      50,467       13,201     7,337      79,427       269,593
  Linda Hutton Heagy
In Favor.....................................   4,380,131    2,100,852   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       11,768     7,337      79,427       258,396
  R. Craig Kennedy
In Favor.....................................   4,380,131    2,100,852   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       11,768     7,337      79,427       258,396
  Mitchell M. Merin
In Favor.....................................   4,380,131    2,100,852   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       11,768     7,337      79,427       258,396
  Jack E. Nelson
In Favor.....................................   4,380,131    2,051,777   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       60,842     7,337      79,427       258,396
  Richard F. Powers, III
In Favor.....................................   4,378,083    2,100,852   231,132   6,098,585    31,552,251
Withheld.....................................      52,515       11,768     7,337      79,427       258,396
  Philip B. Rooney
In Favor.....................................   4,380,131    2,100,852   231,132   6,096,052    31,552,251
Withheld.....................................      50,467       11,768     7,337      81,961       258,396
  Fernando Sisto
In Favor.....................................   4,380,131    2,051,777   231,132   6,096,052    31,552,251
Withheld.....................................      50,467       60,842     7,337      81,961       258,396
  Wayne W. Whalen
In Favor.....................................   4,380,131    2,051,777   231,132   6,098,585    31,516,758
Withheld.....................................      50,467       60,842     7,337      79,427       293,889
  Suzanne H. Woolsey
In Favor.....................................   4,380,131    2,099,418   231,132   6,098,585    31,541,054
Withheld.....................................      50,467       13,201     7,337      79,427       269,593
  Paul G. Yovovich
In Favor.....................................   4,380,131    2,100,431   231,132   6,098,585    31,552,251
Withheld.....................................      50,467       12,188     7,337      79,427       258,396
2)  With regard to the ratification of PricewaterhouseCoopers LLP to act as independent public accountants for the Portfolio:
In Favor.....................................   4,364,077    2,043,759   238,469   5,916,420    30,745,838
Against......................................       9,579       25,447        --      23,045       229,694
Abstaining...................................      56,941       43,413        --     238,547       835,114

                                YEAR 2000 UPDATE

As we enter the new century, it's "business as usual" for Van Kampen. Thank you for the confidence you showed in us during the changeover on January 1, 2000, and for entrusting us with your investment portfolio. We look forward to continuing to serve your investment needs.

                                VAN KAMPEN FUNDS

YOUR NOTES:

                                       64